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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                   	   Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2008 through July 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.






Pioneer Government
Income Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2009
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   AMGEX
Class B   ABGIX
Class C   GOVCX
Class Y   ATGIX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          22

Notes to Financial Statements                                                 30

Report of Independent Registered Public Accounting Firm                       36

Trustees, Officers and Service Providers                                      37


                  Pioneer Government Income Fund | Annual Report | 7/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2     Pioneer Government Income Fund | Annual Report | 7/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Government Income Fund | Annual Report | 7/31/09     3

Portfolio Management Discussion | 7/31/09

During one of the most volatile periods in fixed-income market history, investors in government securities earned relatively high returns over the 12 months ended July 31, 2009. In the following interview, Richard Schlanger, a member of Pioneer's Fixed-Income team, discusses the investment environment and the factors that affected the performance of Pioneer Government Income Fund over the 12 months ended July 31, 2009.

Q  How did the Fund perform during the 12 months ended July 31, 2009?

A  For the 12 months ended July 31, 2009, Pioneer Government Income Fund's
   Class A shares produced a total return of 8.58% at net asset value, while the Fund's benchmarks, the Barclays Capital (formerly Lehman Brothers)
   Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 6.67% and 10.43%, respectively, over the same period. During the same 12 months, the average return of the 148 funds in Lipper's General U.S. Government Funds Category was 6.47%. At July 31,
   2009, the Fund's current yield was 4.65% and its 30-day SEC yield was 3.17%, both for Class A shares. The Fund held 359 issues at July 31, 2009, and the average credit quality of the portfolio was AAA.

Q What was the investment environment like during the 12 months ended July 31, 2009?

A Early in the period, the seizing up of the credit markets in the wake of the bankruptcy of investment bank Lehman Brothers and the near collapse of insurance company American International Group (AIG) triggered a widespread sell-off in the equity market and a migration to the Treasury market, as market participants avoided investments with even the slightest amount of risk. As a result, the yield on the 10-year Treasury declined to an historic low of 2.05% around December 2008, and the yield on three-month T-bills fell nearly to zero.

   The dislocations in the financial markets were global in nature and led to a quick and steep decline in global economic growth, and a sharp increase in unemployment. As a result, governments and central banks around the world took measures to bolster economies and financial markets. In the United States, the government took over Fannie Mae and Freddie Mac and poured large amounts of money into several financial institutions. In addition, the Federal Reserve (the Fed) instituted several initiatives and programs designed to provide liquidity to the capital markets. The Fed reduced the Federal funds rate, the rate banks charge for overnight loans, to the 0.00% to 0.25% range. Other central banks also lowered interest rates. For


4     Pioneer Government Income Fund | Annual Report | 7/31/09
   example, the Bank of England took rates down to 0.5%, the lowest level in history. Other Fed programs included: the Term Asset-Backed Securities Loan Facility (TALF), which increased credit availability by lending to investors in consumer and business asset-backed securities; the Temporary Liquidity Guarantee Program (TLGP), which encouraged liquidity in the interbank lending market; and the Troubled Assets Relief Program (TARP), which helped recapitalize bank balance sheets. As these programs stabilized the banking system, we began to see investors move to more credit-sensitive asset classes. By the end of the 12-month period, yields on T-bills had risen, yield spreads on mortgage-backed securities and corporate bonds had narrowed significantly, and corporate bond issuance had picked up.

Q  How did you manage the Fund in this environment?

A Over the 12 months ended July 31, 2009, we gradually extended the Fund's portfolio duration from 4.29 years to 4.49 years. We felt that the Fed's program to purchase Treasury securities would effectively push interest rates down and bond prices higher. Also, with the economy in recession and the demand for goods and services weak, we believed that the risk of accelerating inflation and higher interest rates was virtually non-existent. (Duration measures a bond's sensitivity to interest rate changes. A longer duration is often beneficial when interest rates decline and bond prices rise.) We reduced the Fund's exposure to mortgage pass-through securities from 83.1% to 62.6% of net assets, selling those that we felt were susceptible to faster prepayments. We also lowered the Fund's exposure to Ginnie Mae securities because new issuance of Ginnie Mae's versus Fannie Mae's and Freddie Mac's was likely to increase under new Federal Housing Administration guidelines. In the past, Ginnie Mae's accounted for about two-thirds of the Fund's portfolio; but by the end of the period on July 31, 2009, they represented less than 25% of net assets. In the wake of the government's bailout of Fannie Mae and Freddie Mac, we added more conventional mortgages to the Fund's portfolio. We also increased the Fund's Treasury and agency positions, although the Fund remained underweight in the securities relative to its benchmarks.

Q What factors most affected the Fund's performance over the 12 months ended July 31, 2009?

A Relative to its Lipper peer group, the Fund performed well; and investors seeking income and relative safety were provided with significantly higher returns than money market funds. The Fund's mortgage-backed securities outperformed during the 12-month period. An emphasis on intermediate-term securities also helped boost the Fund's return. An underweight in long-maturity Treasuries also aided results as their yields rose, ending July at just below 3.5%.


                  Pioneer Government Income Fund | Annual Report | 7/31/09     5

   At a time when inflation was not a concern, TIPS (Treasury
   Inflation-Protected Securities) underperformed for the Fund; we reduced the Fund's holdings in short duration TIPS.

Q  What is your outlook?

A We believe that interest rates are likely to fluctuate in a fairly narrow range, which should be good for mortgage-backed securities, as it will keep mortgage prepayments to a minimum. Longer term, we will be monitoring the unwinding of some of the Fed's programs designed to shore up the financial system and the economy. The Fed has already announced that it will slow the pace of its Treasury-purchase program, which was aimed at lowering rates on mortgages and other consumer debt. The Treasury-purchase program is expected to be shut down by the end of October 2009, rather than in September, the original deadline.

   In the past few months, some economic data has indicated that the recession has bottomed and that the worst may be behind us. We may see an upturn in economic activity in the third and fourth quarters of this year, but we are not expecting a "v-shaped" recovery, one in which the rebound is sharp and quick. The recession was led by the financials sector, and it will take time for financial institutions to reduce their leverage. Until we see an increase in housing values and consumer spending and a willingness on the part of corporations to hire, we feel that any economic rebound is likely to be muted.


Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6     Pioneer Government Income Fund | Annual Report | 7/31/09

Portfolio Summary | 7/31/09

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                        4.6%
1-3 years                      45.9%
3-4 years                       9.3%
4-6 years                      12.8%
6-8 years                      10.0%
 8+ years                      17.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.    U.S. Treasury Inflation Protected Notes, 1.375%, 7/15/18         6.06%
    2.    Federal National Mortgage Association Aces, 4.92%, 7/25/20       4.71
    3.    Financing Corp., 10.35%, 8/3/18                                  3.71
    4.    Federal National Mortgage Association Aces, 6.3%, 4/25/19        3.31
    5.    U.S. Treasury Bonds, 5.25%, 11/15/28                             3.20
    6.    U.S. Treasury Bonds, 2.75%, 2/15/19                              2.19
    7.    Federal Home Loan Mortgage Corp., 3.8%, 1/15/18                  2.02
    8.    Government National Mortgage Association, 5.121%, 12/16/46       1.97
    9.    Meristar Commercial Mortgage Trust, 8.29%, 3/3/16                1.78
   10.    Farmer Mac GTD, 5.125%, 4/19/17 (144A)                           1.74

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                  Pioneer Government Income Fund | Annual Report | 7/31/09     7

Prices and Distributions | 7/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class           7/31/09           7/31/08
       A              $9.81             $9.41
------------------------------------------------
       B              $9.83             $9.41
------------------------------------------------
       C              $9.82             $9.42
------------------------------------------------
       Y              $9.83             $9.42
------------------------------------------------

Distributions per Share: 8/1/08-7/31/09
--------------------------------------------------------------------------------

                   Net Investment       Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
       A              $0.3947            $ --              $ --
----------------------------------------------------------------------
       B              $0.3193            $ --              $ --
----------------------------------------------------------------------
       C              $0.3250            $ --              $ --
----------------------------------------------------------------------
       Y              $0.4400            $ --              $ --
----------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage
Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 9-12.


8     Pioneer Government Income Fund | Annual Report | 7/31/09

Performance Update | 7/31/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.


Average Annual Total Returns
(As of July 31, 2009)
-----------------------------------------------------------------------------
                                         Net Asset       Public Offering
Period                                   Value (NAV)     Price (POP)
-----------------------------------------------------------------------------
10 Years                                 5.21%           4.73%
5 Years                                  4.56            3.61
1 Year                                   8.58            3.73
-----------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                         1.13%           1.13%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Barclays Capital
          Pioneer Government    U.S. Mortgage-Backed         Barclays Capital
             Income Fund          Securities Index         Government Bond Index
7/99            9,550                  10,000                     10,000
               10,084                  10,643                     10,618
7/01           11,218                  11,977                     11,881
               11,998                  12,972                     12,902
7/03           12,414                  13,304                     13,475
               12,707                  13,985                     13,995
7/05           13,050                  14,638                     14,609
               13,149                  14,981                     14,790
7/07           13,732                  15,820                     15,648
               14,622                  16,921                     16,996
7/09           15,877                  18,686                     18,130

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Government Income Fund | Annual Report | 7/31/09     9

Performance Update | 7/31/09                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2009)
-----------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-----------------------------------------------------------------
Life-of-Class
(3/13/00)                                4.54%      4.54%
5 Years                                  3.81       3.81
1 Year                                   7.96       3.96
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2008)
-----------------------------------------------------------------
                                         Gross      Net
-----------------------------------------------------------------
                                         1.95%      1.89%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Barclays Capital
          Pioneer Government    U.S. Mortgage-Backed         Barclays Capital
             Income Fund          Securities Index         Government Bond Index
3/00           10,000                  10,000                     10,000
               10,180                  10,291                     10,255
7/01           11,235                  11,581                     11,475
               11,929                  12,543                     12,461
7/03           12,240                  12,865                     13,015
               12,434                  13,523                     13,517
7/05           12,690                  14,154                     14,110
               12,670                  14,486                     14,285
7/07           13,142                  15,297                     15,113
               13,886                  16,362                     16,415
7/09           14,991                  18,069                     17,511

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through January 1, 2010, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Government Income Fund | Annual Report | 7/31/09

Performance Update | 7/31/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2009)
-----------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-----------------------------------------------------------------
Life-of-Class
(3/13/00)*                               4.52%      4.52%
5 Years                                  3.78       3.78
1 Year                                   7.80       7.80
-----------------------------------------------------------------
* Inception date of predecessor fund's Class B shares.
  Class C shares commenced operations on 9/23/05.

Expense Ratio
(Per prospectus dated December 1, 2008)
-----------------------------------------------------------------
                                         Gross      Net
-----------------------------------------------------------------
                                         1.89%      1.89%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Barclays Capital
          Pioneer Government    U.S. Mortgage-Backed         Barclays Capital
             Income Fund          Securities Index         Government Bond Index
3/00           10,000                  10,000                     10,000
               10,180                  10,291                     10,255
7/01           11,235                  11,581                     11,475
               11,929                  12,543                     12,461
7/03           12,240                  12,865                     13,015
               12,434                  13,523                     13,517
7/05           12,690                  14,154                     14,110
               12,666                  14,486                     14,285
7/07           13,140                  15,297                     15,113
               13,889                  16,362                     16,415
7/09           14,972                  18,069                     17,511

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     11

Performance Update | 7/31/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2009)
-----------------------------------------------------------------
                                         If         If
Period                                   Held       Redeemed
-----------------------------------------------------------------
10 Years                                 5.51%      5.51%
5 Years                                  4.98       4.98
1 Year                                   9.19       9.19
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2008)
-----------------------------------------------------------------
                                         Gross      Net
-----------------------------------------------------------------
                                         0.64%      0.64%
-----------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                  Barclays Capital
          Pioneer Government    U.S. Mortgage-Backed         Barclays Capital
             Income Fund          Securities Index         Government Bond Index
7/99           10,000                  10,000                     10,000
               10,591                  10,643                     10,618
7/01           11,787                  11,977                     11,881
               12,626                  12,972                     12,902
7/03           13,083                  13,304                     13,475
               13,412                  13,985                     13,995
7/05           13,808                  14,638                     14,609
               13,957                  14,981                     14,790
7/07           14,640                  15,820                     15,648
               15,662                  16,921                     16,996
7/09           17,101                  18,686                     18,130

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Government Income Fund | Annual Report | 7/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2009 through July 31, 2009.

---------------------------------------------------------------------------------------
Share Class                       A               B               C               Y
---------------------------------------------------------------------------------------
Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
on 2/1/09
---------------------------------------------------------------------------------------
Ending Account Value          $1,024.53       $1,021.57       $1,020.93       $1,026.80
on 7/31/09
---------------------------------------------------------------------------------------
Expenses Paid                 $    5.77       $    9.47       $    9.52       $    3.37
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.89%, 1.90%, and 0.67% for class A, B, C, and Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Government Income Fund | Annual Report | 7/31/09     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2009 through July 31, 2009.

---------------------------------------------------------------------------------------
Share Class                       A               B               C               Y
---------------------------------------------------------------------------------------
Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
2/1/09
---------------------------------------------------------------------------------------
Ending Account Value          $1,019.09       $1,015.42       $1.015.37       $1,021.47
on 7/31/09
---------------------------------------------------------------------------------------
Expenses Paid                 $    5.76       $    9.44       $    9.49       $    3.36
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.89%, 1.90%, and 0.67% for class A, B, C, and Y respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14     Pioneer Government Income Fund | Annual Report | 7/31/09

Schedule of Investments | 7/31/09

-------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (d)
Amount         (unaudited)                                                                 Value
-------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 4.8%
                             DIVERSIFIED FINANCIALS -- 4.8%
                             Diversified Financial Services -- 4.0%
$ 1,529,173                  Small Business Administration Participation,
                             4.625%, 2/1/25                                                $  1,581,738
  1,910,057                  Small Business Administration Participation,
                             4.84%, 5/1/25                                                    1,989,075
  1,484,655                  Small Business Administration Participation,
                             5.37%, 4/1/28                                                    1,572,374
    975,711                  Small Business Administration Participation,
                             5.63%, 10/1/28                                                   1,046,659
    309,932                  Small Business Administration Participation,
                             5.72%, 1/1/29                                                      334,585
    979,464                  Small Business Administration Participation,
                             6.02%, 8/1/28                                                    1,075,926
    978,038                  Small Business Administration Participation,
                             6.22%, 12/1/28                                                   1,060,487
                                                                                           ------------
                                                                                           $  8,660,844
-------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.8%
  2,000,000    0.63          SLMA 2004-10 A6B, 4/27/26                                     $  1,824,200
                                                                                           ------------
                             Total Diversified Financials                                  $ 10,485,044
-------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $10,116,106)                                            $ 10,485,044
-------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.0%
                             BANKS -- 0.4%
                             Thrifts & Mortgage Finance -- 0.4%
    912,168                  Vendee Mortgage Trust, 5.25%, 1/15/32                         $    949,794
                                                                                           ------------
                             Total Banks                                                   $    949,794
-------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 2.3%
                             Investment Banking & Brokerage -- 0.5%
    115,000                  Morgan Stanley Dean Witter Capital I, 7.892%, 9/3/15          $    123,136
    648,401                  Morgan Stanley Dean Witter, 7.145%, 9/3/15                         669,439
 29,211,453                  MSDWC 2000-1345 X, 0.7259%, 9/3/15                                 194,087
                                                                                           ------------
                                                                                           $    986,662
-------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 1.8%
  3,800,000                  MeriStar Commercial Mortgage Trust, 8.29%, 3/3/16             $  3,822,904
                                                                                           ------------
                             Total Diversified Financials                                  $  4,809,566
-------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 17.3%
  4,300,000                  Federal Home Loan Mortgage Corp., 3.8%, 1/15/18               $  4,343,638
     95,947                  Federal Home Loan Mortgage Corp., 4.375%, 4/15/15                   98,344
  2,255,000                  Federal Home Loan Mortgage Corp., 4.5%, 3/15/18                  2,338,312
    387,638                  Federal Home Loan Mortgage Corp., 5.0%, 8/15/35                    396,652
  1,000,000                  Federal Home Loan Mortgage Corp., 5.5%, 2/15/33                  1,043,246

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     15

-------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                     Value
-------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- (continued)
$  9,648,434                 Federal National Mortgage Association Aces,
                             4.92%, 7/25/20                                                $ 10,110,853
   6,777,909                 Federal National Mortgage Association Aces, 6.3%, 4/25/19        7,103,345
   1,080,000                 Federal National Mortgage Association Aces,
                             6.52%, 7/25/16                                                   1,136,292
     670,252                 Federal National Mortgage Association Benchmark Remic,
                             5.69%, 1/25/32                                                     695,732
   2,123,161                 Federal National Mortgage Association Grantor Trust,
                             5.28%, 7/25/43                                                   2,111,747
  15,000,000                 Government National Mortgage Association,
                             1.53%, 12/16/51                                                  1,153,500
   1,000,000                 Government National Mortgage Association,
                             4.07%, 11/16/40                                                  1,003,887
     750,000                 Government National Mortgage Association, 4.5%, 7/20/34            764,717
   4,000,000                 Government National Mortgage Association,
                             5.121%, 12/16/46                                                 4,225,954
   1,000,000                 Government National Mortgage Association, 6.0%, 6/16/32          1,073,493
                                                                                           ------------
                             Total Government                                              $ 37,599,712
-------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $42,099,730)                                            $ 43,359,072
-------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 0.5%
                             BANKS -- 0.5%
                             Diversified Banks -- 0.5%
     875,000                 African Development Bank, 6.875%, 10/15/15                    $    981,113
                                                                                           ------------
                             Total Banks                                                   $    981,113
-------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $981,842)                                               $    981,113
-------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 73.6%
   3,500,000                 Farmer Mac GTD, 5.125%, 4/19/17 (144A)                        $  3,747,811
   1,400,000                 Federal Farm Credit Bank, 4.875%, 1/17/17                        1,489,174
     588,725                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                    603,567
     192,015                 Federal Home Loan Mortgage Corp., 4.5%, 10/1/10                    198,461
   2,111,770                 Federal Home Loan Mortgage Corp., 4.64%, 11/1/14                 2,199,434
   2,128,036                 Federal Home Loan Mortgage Corp., 5.0%,
                             9/1/09 - 12/1/37                                                 2,207,606
   1,000,000                 Federal Home Loan Mortgage Corp., 5.05%, 1/26/15                 1,097,810
     178,455                 Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                     185,568
   5,898,684                 Federal Home Loan Mortgage Corp., 6.0%,
                             5/1/16 - 7/1/38                                                  6,201,987
      56,254                 Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                      60,595
     288,981                 Federal Home Loan Mortgage Corp., 7.0%,
                             3/1/14 - 10/1/46                                                   311,708
     500,000                 Federal National Mortgage Association, 10.35%, 12/10/15            704,495

The accompanying notes are an integral part of these financial statements.


16     Pioneer Government Income Fund | Annual Report | 7/31/09

-------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                     Value
-------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$  734,975                   Federal National Mortgage Association, 4.0%,
                             7/1/10 - 9/1/20                                               $   743,716
 2,001,059                   Federal National Mortgage Association, 4.5%,
                             11/1/20 - 4/1/37                                                2,024,226
 1,190,344                   Federal National Mortgage Association, 4.987%, 6/1/15           1,260,367
12,665,272                   Federal National Mortgage Association, 5.0%,
                             8/1/18 - 5/1/38                                                13,146,185
 2,771,042                   Federal National Mortgage Association, 5.5%,
                             9/1/09 - 1/1/35                                                 2,887,131
   326,184                   Federal National Mortgage Association, 5.72%,
                             11/1/28 - 6/1/29                                                  344,893
    72,701                   Federal National Mortgage Association, 5.75%, 3/1/33               76,659
   475,407                   Federal National Mortgage Association, 5.9%,
                             11/1/27 - 4/1/28                                                  504,613
 7,122,353                   Federal National Mortgage Association, 6.0%,
                             11/1/34 - 12/1/37                                               7,483,934
 2,144,632                   Federal National Mortgage Association, 6.5%,
                             7/1/32 - 10/1/47                                                2,287,894
   467,251                   Federal National Mortgage Association, 7.0%, 10/1/19              515,923
   144,486                   Federal National Mortgage Association, 7.5%,
                             4/1/15 - 6/1/15                                                   157,087
    85,337                   Federal National Mortgage Association, 8.0%, 7/1/15                92,818
 5,345,000                   Financing Corp., 10.35%, 8/3/18                                 7,971,164
 2,994,840                   Government National Mortgage Association I,
                             5.0%, 9/15/38                                                   3,080,912
 1,335,974                   Government National Mortgage Association I,
                             6.0%, 8/15/38                                                   1,404,537
   545,668                   Government National Mortgage Association I, 6.5%,
                             11/15/31 - 9/15/32                                                589,577
   567,539                   Government National Mortgage Association I, 7.0%,
                             8/15/23 - 4/15/31                                                 626,060
    60,987                   Government National Mortgage Association I, 7.5%,
                             8/15/29 - 3/15/31                                                  68,199
   732,801                   Government National Mortgage Association II, 5.0%,
                             12/20/18 - 2/20/19                                                767,774
   415,614                   Government National Mortgage Association II, 5.9%,
                             11/20/27 - 7/20/28                                                437,095
 1,561,983                   Government National Mortgage Association II, 6.0%,
                             7/20/17 - 10/20/33                                              1,650,854
   191,354                   Government National Mortgage Association II, 6.45%,
                             7/20/32 - 11/20/32                                                205,848
   753,604                   Government National Mortgage Association II, 6.5%,
                             1/20/24 - 3/20/34                                                 809,640
   364,702                   Government National Mortgage Association II, 7.0%,
                             5/20/26 - 11/20/31                                                399,611

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     17

-------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                     Value
-------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$  138,421                   Government National Mortgage Association II, 7.5%,
                             5/20/30 - 12/20/30                                            $   154,218
   179,830                   Government National Mortgage Association II, 8.0%,
                             2/20/30 - 5/20/30                                                 203,263
    29,647                   Government National Mortgage Association II, 9.0%,
                             9/20/21 - 11/20/24                                                 33,864
 2,344,032                   Government National Mortgage Association, 4.5%,
                             4/15/18 - 8/15/33                                               2,439,472
 1,509,312                   Government National Mortgage Association, 5.0%,
                             2/15/19 - 6/20/38                                               1,559,395
 4,305,735                   Government National Mortgage Association, 5.5%,
                             6/15/18 - 2/15/38                                               4,515,502
   329,986                   Government National Mortgage Association, 5.72%,
                             10/15/28 - 5/20/29                                                347,340
   860,386                   Government National Mortgage Association, 5.75%,
                             4/20/33 - 6/20/33                                                 899,090
16,474,814                   Government National Mortgage Association, 6.0%,
                             3/15/19 - 11/15/37                                             17,431,278
   190,061                   Government National Mortgage Association, 6.45%,
                             1/20/33                                                           202,957
 4,476,540                   Government National Mortgage Association, 6.5%,
                             1/15/15 - 4/15/33                                               4,829,932
   291,955                   Government National Mortgage Association,
                             6.75%, 4/15/26                                                    318,054
 1,855,907                   Government National Mortgage Association, 7.0%,
                             8/15/11 - 4/15/32                                               2,034,344
   771,381                   Government National Mortgage Association, 7.5%,
                             10/15/23 - 3/15/32                                                860,000
    88,460                   Government National Mortgage Association, 8.0%, 1/20/28            93,093
   165,981                   Government National Mortgage Association,
                             8.25%, 5/15/20                                                    183,240
     3,512                   Government National Mortgage Association, 8.5%,
                             8/15/21 - 2/15/23                                                   3,999
    37,434                   Government National Mortgage Association, 9.0%,
                             10/15/16 - 6/15/22                                                 42,285
 1,719,586                   New Valley Generation I, 7.299%, 3/15/19                        1,943,132
   592,261                   New Valley Generation V, 4.929%, 1/15/21                          583,555
 2,425,000                   Private Export Funding Corp., 4.55%, 5/15/15                    2,590,647
 1,500,000                   Private Export Funding Corp., 4.974%, 8/15/13                   1,637,901
 1,000,000                   Private Export Funding Corp., 5.0%, 12/15/16                    1,093,555
   861,913                   Small Business Administration, 6.14%, 1/1/22                      923,068
 1,500,000                   Tennessee Valley Authority, 6.25%, 12/15/17                     1,734,182
 5,000,000                   U.S. Treasury Bonds, 2.75%, 2/15/19                             4,697,250
 1,600,000                   U.S. Treasury Bonds, 3.25%, 5/31/16                             1,614,626
 3,000,000                   U.S. Treasury Bonds, 3.5%, 2/15/39 (b)                          2,592,660
   725,000                   U.S. Treasury Bonds, 4.25%, 5/15/39                               717,525

The accompanying notes are an integral part of these financial statements.


18     Pioneer Government Income Fund | Annual Report | 7/31/09

-------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                     Value
-------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT & AGENCY OBLIGATIONS -- (continued)
$  1,900,000                 U.S. Treasury Bonds, 4.5%, 5/15/38                            $  1,958,782
   1,500,000                 U.S. Treasury Bonds, 4.75%, 8/15/17                              1,651,055
   6,125,000                 U.S. Treasury Bonds, 5.25%, 11/15/28                             6,884,880
     500,000                 U.S. Treasury Bonds, 6.25%, 8/15/23                                611,250
     460,173                 U.S. Treasury Inflation Index Bonds, 3.625%, 4/15/28               553,358
   1,020,710                 U.S. Treasury Inflation Notes, 1.625%, 1/15/18                   1,015,925
   2,143,752                 U.S. Treasury Inflation Notes, 1.875%, 7/15/15                   2,168,538
     808,035                 U.S. Treasury Inflation Notes, 2.0%, 1/15/16                       820,661
  13,387,005                 U.S. Treasury Inflation Protected Notes, 1.375%, 7/15/18        13,031,418
     987,360                 U.S. Treasury Inflation Protected Security, 2.125%, 1/15/19      1,024,386
   2,000,000                 U.S. Treasury Notes, 5.5%, 8/15/28                               2,310,938
   2,525,000                 U.S. Treasury Notes, 6.375%, 8/15/27                             3,191,757
                                                                                           ------------
                                                                                           $160,047,308
-------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                             (Cost $154,015,536)                                           $160,047,308
-------------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.8%
                             Securities Lending Collateral -- 0.8% (c)
                             Certificates of Deposit:
      41,715                 Abbey National Plc, 1.27%, 8/13/09                            $     41,715
      62,572                 Royal Bank of Canada NY, 1.19%, 8/7/09                              62,572
      83,373                 Cafco, 0.40%, 10/1/09                                               83,373
      58,375                 Ciesco, 0.40%, 9/9/09                                               58,375
      83,382                 Kithaw, 0.40%, 9/21/09                                              83,382
      62,538                 Char FD, 0.30%, 10/5/09                                             62,538
      20,843                 Char FD, 0.28%, 10/26/09                                            20,843
      52,517                 Old LLC, 0.30%, 10/16/09                                            52,517
      33,382                 Old LLC, 0.32%, 10/15/09                                            33,382
      15,177                 TB LLC, 0.25%, 8/12/09                                              15,177
      83,423                 Merrill Lynch, 0.38%, 8/14/09                                       83,423
      83,429                 Societe Generale, 1.06%, 9/4/09                                     83,429
      83,429                 U.S. Bank NA, 0.76%, 8/24/09                                        83,429
                                                                                           ------------
                                                                                           $    764,155
-------------------------------------------------------------------------------------------------------
                             Commercial Paper:
      83,429                 Monumental Global Funding, Ltd., 1.28%, 8/17/09               $     83,429
      41,715                 CME Group, Inc., 1.21%, 8/6/09                                      41,715
      62,586                 GE, 0.59%, 9/18/09                                                  62,586
      16,846                 GE, 0.32%, 10/26/09                                                 16,846
      83,429                 HSBC Bank, Inc., 1.31%, 8/14/09                                     83,429
      20,857                 IBM, 0.90%, 9/25/09                                                 20,857
      75,086                 New York Life Global, 0.75%, 9/4/09                                 75,086
                                                                                           ------------
                                                                                           $    383,948
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     19

-------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                     Value
-------------------------------------------------------------------------------------------------------
                             Tri-party Repurchase Agreements:
  $    292,002               Deutsche Bank, 0.19%, 8/3/09                                  $    292,002
       243,965               Barclays Capital Markets, 0.19%, 8/3/09                            243,965
                                                                                           ------------
                                                                                           $    535,967
 ------------------------------------------------------------------------------------------------------
 Shares
                             Money Market Mutual Fund:
        41,715               Fidelity Prime Money Market Fund                              $     41,715
        41,715               Dreyfus Preferred Money Market Fund                                 41,715
                                                                                           ------------
                                                                                           $     83,430
                                                                                           ------------
                             Total Securities Lending Collateral                           $  1,767,500
-------------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $1,767,500)                                             $  1,767,500
-------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 99.7%
                             (Cost $208,980,714) (a)                                       $216,640,037
-------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 0.3%                          $    705,292
-------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                    $217,345,329
=======================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2009, the value of these securities amounted to $3,747,811 or 1.7% of total net assets.


(a) At July 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $209,058,325 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $9,463,449
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (1,881,737)
                                                                                   ----------
       Net unrealized gain                                                         $7,581,712
                                                                                   ==========

(b)   At July 31, 2009, the following security was out on loan:



Principal
Amount               Description                            Value
$     2,000,000      U.S. Treasury Bonds, 3.5%, 2/15/39     $ 1,728,440
-----------------------------------------------------------------------
                     Total                                  $ 1,728,440
=======================================================================

(c)    Security lending collateral is managed by Credit Suisse, New York Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2009, aggregated $118,161,496 and $105,951,907, respectively.

The accompanying notes are an integral part of these financial statements.


20     Pioneer Government Income Fund | Annual Report | 7/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets:

                                               Level 1      Level 2           Level 3     Total
Asset Backed Securities                        $    --      $ 10,485,044      $  --       $ 10,485,044
Collateralized Mortgage Backed Securities           --        43,359,072         --         43,359,072
Corporate Bonds & Notes                             --           981,113         --            981,113
U.S. Government & Agency Obligations                --       160,047,308         --        160,047,308
Temporary Cash Investments                      83,430         1,684,070         --          1,767,500
------------------------------------------------------------------------------------------------------
Total                                          $83,430      $216,556,607      $  --       $216,640,037
======================================================================================================

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     21

Statement of Assets and Liabilities | 7/31/09


ASSETS:
  Investment in securities, at value (including securities loaned of
   $1,728,440) (cost $208,980,714)                                      $216,640,037
  Cash                                                                     1,228,500
  Receivables --
   Fund shares sold                                                          258,648
   Interest                                                                1,641,866
   Due from Pioneer Investment Management, Inc.                                8,174
  Other                                                                       54,907
------------------------------------------------------------------------------------
     Total assets                                                       $219,832,132
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    382,213
   Dividends                                                                 199,305
   Upon return of securities loaned                                        1,767,500
  Due to affiliates                                                           48,309
  Accrued expenses                                                            89,476
------------------------------------------------------------------------------------
     Total liabilities                                                  $  2,486,803
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $224,600,739
  Undistributed net investment income                                         91,308
  Accumulated net realized loss on investments                           (15,006,041)
  Net unrealized gain on investments                                       7,659,323
------------------------------------------------------------------------------------
     Total net assets                                                   $217,345,329
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $140,136,387/14,278,989 shares)                     $       9.81
  Class B (based on $26,750,552/2,722,363 shares)                       $       9.83
  Class C (based on $38,100,622/3,880,515 shares)                       $       9.82
  Class Y (based on $12,357,768/1,256,625 shares)                       $       9.83
MAXIMUM OFFERING PRICE:
  Class A ($9.81 [divided by] 95.5%)                                    $      10.27
====================================================================================

The accompanying notes are an integral part of these financial statements.


22     Pioneer Government Income Fund | Annual Report | 7/31/09

Statement of Operations

For the Year Ended 7/31/09

INVESTMENT INCOME:
  Interest                                                     $10,704,894
  Income from securities loaned, net                                66,434
  Other Income                                                     381,510
--------------------------------------------------------------------------------------------
     Total investment income                                                     $11,152,838
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $ 1,142,321
  Transfer agent fees
   Class A                                                         244,452
   Class B                                                          68,162
   Class C                                                          41,188
   Class Y                                                           1,444
  Distribution fees
   Class A                                                         344,970
   Class B                                                         281,248
   Class C                                                         359,973
  Shareholder fees and communications expenses                     115,834
  Administrative reimbursements                                     88,635
  Custodian fees                                                    23,716
  Registration fees                                                 92,506
  Professional fees                                                 73,741
  Printing expense                                                  54,404
  Fees and expenses of nonaffiliated trustees                        7,758
  Miscellaneous                                                     59,198
--------------------------------------------------------------------------------------------
     Total expenses                                                              $ 2,999,550
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                           (23,354)
     Less fees paid indirectly                                                        (2,266)
--------------------------------------------------------------------------------------------
     Net expenses                                                                $ 2,973,930
--------------------------------------------------------------------------------------------
       Net investment income                                                     $ 8,178,908
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                               $ 2,816,724
--------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on investments                            $ 8,042,498
--------------------------------------------------------------------------------------------
  Net gain on investments                                                        $10,859,222
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $19,038,130
============================================================================================

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     23

Statement of Changes in Net Assets

For the Years Ended 7/31/09 and 7/31/08, respectively

                                                                Year Ended         Year Ended
                                                                7/31/09            7/31/08
FROM OPERATIONS:
Net investment income                                           $  8,178,908       $  8,531,460
Net realized gain on investments                                   2,816,724          1,461,969
Change in net unrealized gain (loss) on investments                8,042,498          3,415,109
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 19,038,130       $ 13,408,538
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.39 and $0.42 per share, respectively)            $ (5,595,486)      $ (5,111,605)
   Class B ($0.32 and $0.35 per share, respectively)                (921,885)          (869,199)
   Class C ($0.33 and $0.35 per share, respectively)              (1,188,115)          (766,569)
   Class Y ($0.44 and $0.47 per share, respectively)              (1,188,987)        (2,567,630)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (8,894,473)      $ (9,315,003)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $150,598,028       $ 83,823,794
Reinvestment of distributions                                      6,235,274          5,975,357
Cost of shares repurchased                                      (144,134,567)      (110,827,130)
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $ 12,698,735       $(21,027,979)
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $ 22,842,392       $(16,934,444)
NET ASSETS:
Beginning of year                                                194,502,937        211,437,381
-----------------------------------------------------------------------------------------------
End of year                                                     $217,345,329       $194,502,937
-----------------------------------------------------------------------------------------------
Undistributed net investment income                             $     91,308       $    427,226
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24     Pioneer Government Income Fund | Annual Report | 7/31/09

                                     '09 Shares      '09 Amount           '08 Shares      '08 Amount
Class A
Shares sold                           8,886,319     $ 85,470,133           4,618,122     $ 43,787,102
Reinvestment of distributions           491,892        4,765,067             449,785        4,268,068
Less shares repurchased              (7,107,669)     (68,919,494)         (4,820,643)     (45,720,310)
-----------------------------------------------------------------------------------------------------
   Net increase                       2,270,542     $ 21,315,706             247,264     $  2,334,860
=====================================================================================================
Class B
Shares sold                           1,838,806     $ 17,746,606           1,732,241     $ 16,419,834
Reinvestment of distributions            70,566          683,560              71,323          676,847
Less shares repurchased              (1,677,737)     (16,319,063)         (1,666,403)     (15,800,178)
-----------------------------------------------------------------------------------------------------
   Net increase                         231,635     $  2,111,103             137,161     $  1,296,503
=====================================================================================================
Class C
Shares sold                           4,587,567     $ 44,042,865           1,588,645     $ 15,087,154
Reinvestment of distributions            68,506          665,142              48,153          457,564
Less shares repurchased              (2,869,790)     (27,853,985)         (1,669,159)     (15,823,930)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)            1,786,283     $ 16,854,022             (32,361)    $   (279,212)
=====================================================================================================
Class Y
Shares sold                             346,820     $  3,338,424             900,163     $  8,529,704
Reinvestment of distributions            12,584          121,505              60,345          572,878
Less shares repurchased              (3,177,023)     (31,042,025)         (3,524,379)     (33,482,712)
-----------------------------------------------------------------------------------------------------
   Net decrease                      (2,817,619)    $(27,582,096)         (2,563,871)    $(24,380,130)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     25

Financial Highlights

                                                                        Year Ended     Year Ended
                                                                        7/31/09        7/31/08
Class A
Net asset value, beginning of period                                    $   9.41       $   9.24
-------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                  $   0.36       $   0.38
 Net realized and unrealized gain (loss) on investments                     0.43           0.21
-------------------------------------------------------------------------------------------------
  Net increase from investment operations                               $   0.79       $   0.59
-------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $  (0.39)      $  (0.42)
 Net realized gain                                                            --             --
-------------------------------------------------------------------------------------------------
Capital Contribution                                                    $     --       $     --
-------------------------------------------------------------------------------------------------
Redemption fee                                                          $     --       $     --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.40       $   0.17
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.81       $   9.41
=================================================================================================
Total return*                                                               8.58%          6.48%
Ratio of net expenses to average net assets+                                1.15%          1.13%
Ratio of net investment income to average net assets+                       3.73%          4.07%
Portfolio turnover rate                                                       48%            36%
Net assets, end of period (in thousands)                                $140,136       $112,955
Ratios with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.15%          1.13%
 Net investment income                                                      3.73%          4.07%
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.15%          1.12%
 Net investment income                                                      3.73%          4.07%
=================================================================================================

                                                                        Year Ended     Year Ended     Year Ended
                                                                        7/31/07        7/31/06 (b)    7/31/05
Class A
Net asset value, beginning of period                                    $   9.23       $  9.65        $  9.86
----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                  $   0.37       $  0.35        $  0.35
 Net realized and unrealized gain (loss) on investments                     0.04         (0.28)         (0.09)
----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                               $   0.41       $  0.07        $  0.26
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $  (0.40)      $ (0.38)       $ (0.45)
 Net realized gain                                                            --         (0.11)         (0.03)
----------------------------------------------------------------------------------------------------------------
Capital Contribution                                                    $     --       $    --        $  0.01
----------------------------------------------------------------------------------------------------------------
Redemption fee                                                          $     --       $    --        $  0.00(a)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $   0.01       $ (0.42)       $ (0.21)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.24       $  9.23        $  9.65
================================================================================================================
Total return*                                                               4.44%         0.76%          2.70%
Ratio of net expenses to average net assets+                                1.18%         1.06%          1.01%
Ratio of net investment income to average net assets+                       3.89%         3.75%          3.60%
Portfolio turnover rate                                                       54%           57%            79%
Net assets, end of period (in thousands)                                $108,625       $12,462        $17,549
Ratios with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.18%         1.06%          1.14%
 Net investment income                                                      3.89%         3.75%          3.47%
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.18%         1.06%          1.01%
 Net investment income                                                      3.89%         3.75%          3.60%
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Government Income Fund | Annual Report | 7/31/09

                                                                          Year Ended     Year Ended
                                                                          7/31/09        7/31/08
Class B
Net asset value, beginning of period                                      $  9.41        $  9.24
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.29        $  0.31
 Net realized and unrealized gain (loss) on investments                      0.45           0.21
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $  0.74        $  0.52
---------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.32)       $ (0.35)
 Net realized gain                                                             --             --
---------------------------------------------------------------------------------------------------
Capital Contribution                                                      $    --        $    --
---------------------------------------------------------------------------------------------------
Redemption fee                                                            $    --        $    --
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.42        $  0.17
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.83        $  9.41
===================================================================================================
Total return*                                                                7.96%          5.66%
Ratio of net expenses to average net assets+                                 1.89%          1.90%
Ratio of net investment income to average net assets+                        3.01%          3.30%
Portfolio turnover rate                                                        48%            36%
Net assets, end of period (in thousands)                                  $26,751        $23,442
Ratio with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                1.97%          1.95%
 Net investment income                                                       2.93%          3.25%
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.89%          1.89%
 Net investment income                                                       3.01%          3.31%
===================================================================================================

                                                                          Year Ended     Year Ended     Year Ended
                                                                          7/31/07        7/31/06 (b)    7/31/05
Class B
Net asset value, beginning of period                                      $  9.22        $  9.65        $   9.85
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.30        $  0.27        $   0.28
 Net realized and unrealized gain (loss) on investments                      0.04          (0.28)          (0.08)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                      $  0.34        $ (0.01)       $   0.20
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                    $ (0.32)       $ (0.31)       $  (0.38)
 Net realized gain                                                             --          (0.11)          (0.03)
-------------------------------------------------------------------------------------------------------------------
Capital Contribution                                                      $    --        $    --        $   0.01
-------------------------------------------------------------------------------------------------------------------
Redemption fee                                                            $    --        $    --        $   0.00(a)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.02        $ (0.43)       $  (0.20)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.24        $  9.22        $   9.65
===================================================================================================================
Total return*                                                                3.73%         (0.16)%          2.06%
Ratio of net expenses to average net assets+                                 1.89%          1.94%           1.75%
Ratio of net investment income to average net assets+                        3.20%          2.89%           2.83%
Portfolio turnover rate                                                        54%            57%             79%
Net assets, end of period (in thousands)                                  $21,748        $ 4,227        $  6,165
Ratio with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                2.00%          1.94%           1.84%
 Net investment income                                                       3.09%          2.89%           2.74%
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.89%          1.94%           1.75%
 Net investment income                                                       3.20%          2.89%           2.83%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Government Income Fund | Annual Report | 7/31/09    27

                                                                                          Year Ended     Year Ended
                                                                                          7/31/09        7/31/08
Class C
Net asset value, beginning of period                                                      $  9.42        $  9.25
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                    $  0.28        $  0.31
 Net realized and unrealized gain (loss) on investments                                      0.45           0.21
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                      $  0.73        $  0.52
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                    $ (0.33)       $ (0.35)
 Net realized gain                                                                             --             --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                $  0.40        $  0.17
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $  9.82        $  9.42
===================================================================================================================
Total return*                                                                                7.80%          5.70%
Ratio of net expenses to average net assets+                                                 1.90%          1.89%
Ratio of net investment income to average net assets+                                        2.90%          3.32%
Portfolio turnover rate                                                                        48%            36%
Net assets, end of period (in thousands)                                                  $38,101        $19,720
Ratio with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                1.90%          1.89%
 Net investment income                                                                       2.90%          3.32%
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                1.90%          1.88%
 Net investment income                                                                       2.90%          3.32%
===================================================================================================================

                                                                                                         9/23/05
                                                                                          Year Ended     to
                                                                                          7/31/07        7/31/06 (a)
Class C
Net asset value, beginning of period                                                      $  9.22        $ 9.65
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                                    $  0.30        $ 0.24
 Net realized and unrealized gain (loss) on investments                                      0.04         (0.28)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                      $  0.34        $(0.04)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                    $ (0.31)       $(0.28)
 Net realized gain                                                                             --         (0.11)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                $  0.03        $(0.43)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $  9.25        $ 9.22
====================================================================================================================
Total return*                                                                                3.74%        (0.45)%(b)
Ratio of net expenses to average net assets+                                                 1.92%         1.94%**
Ratio of net investment income to average net assets+                                        3.23%         3.25%**
Portfolio turnover rate                                                                        54%           57%
Net assets, end of period (in thousands)                                                  $19,666        $   52
Ratio with no waiver of management fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                1.92%         1.94%**
 Net investment income                                                                       3.23%         3.25%**
Ratios with waiver of management fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                1.92%         1.94%**
 Net investment income                                                                       3.23%         3.25%**
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Government Income Fund | Annual Report | 7/31/09

                                                                         Year Ended     Year Ended
                                                                         7/31/09        7/31/08
Class Y
Net asset value, beginning of period                                     $  9.42        $  9.25
--------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                   $  0.45        $  0.46
 Net realized and unrealized gain (loss) on investments                     0.40           0.18
--------------------------------------------------------------------------------------------------
  Net increase from investment operations                                $  0.85        $  0.64
--------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                   $ (0.44)       $ (0.47)
 Net realized gain                                                            --             --
--------------------------------------------------------------------------------------------------
Capital Contribution                                                     $    --        $    --
--------------------------------------------------------------------------------------------------
Redemption fee                                                           $    --        $    --
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.41        $  0.17
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  9.83        $  9.42
==================================================================================================
Total return*                                                               9.19%          6.98%
Ratio of net expenses to average net assets+                                0.67%          0.64%
Ratio of net investment income to average net assets+                       4.32%          4.63%
Portfolio turnover rate                                                       48%            36%
Net assets, end of period (in thousands)                                 $12,358        $38,386
Ratios with no waiver of management and assumption of expense by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.67%          0.64%
 Net investment income                                                      4.32%          4.63%
Ratios with waiver of management fees and assumption of expense by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.67%          0.64%
 Net investment income                                                      4.32%          4.63%
==================================================================================================

                                                                         Year Ended     Year Ended     Year Ended
                                                                         7/31/07        7/31/06 (b)    7/31/05
Class Y
Net asset value, beginning of period                                     $  9.24        $  9.66        $   9.86
------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                   $  0.42        $  0.38        $   0.35
 Net realized and unrealized gain (loss) on investments                     0.03          (0.28)          (0.07)
------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                $  0.45        $  0.10        $   0.28
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                   $ (0.44)       $ (0.41)       $  (0.46)
 Net realized gain                                                            --          (0.11)          (0.03)
------------------------------------------------------------------------------------------------------------------
Capital Contribution                                                     $    --        $    --        $   0.01
------------------------------------------------------------------------------------------------------------------
Redemption fee                                                           $    --        $    --        $   0.00(a)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.01        $ (0.42)       $  (0.20)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  9.25        $  9.24        $   9.66
==================================================================================================================
Total return*                                                               4.89%          1.08%           2.93%
Ratio of net expenses to average net assets+                                0.67%          0.75%           0.85%
Ratio of net investment income to average net assets+                       4.46%          4.07%           3.72%
Portfolio turnover rate                                                       54%            57%             79%
Net assets, end of period (in thousands)                                 $61,398        $79,933        $135,844
Ratios with no waiver of management and assumption of expense by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.67%          0.75%           1.02%
 Net investment income                                                      4.46%          4.07%           3.55%
Ratios with waiver of management fees and assumption of expense by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.67%          0.75%           0.85%
 Net investment income                                                      4.46%          4.07%           3.72%
==================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Government Income Fund | Annual Report | 7/31/09    29

Notes to Financial Statements | 7/31/09

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


30     Pioneer Government Income Fund | Annual Report | 7/31/09

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2009, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Temporary cash investments are valued at cost which approximates market value.

   Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At July 31, 2009, the Fund had a net capital loss carryforward of $15,006,041, of which the following amounts will expire between 2011 and


                 Pioneer Government Income Fund | Annual Report | 7/31/09     31

   2016 if not utilized: $2,809,624 in 2011, $1,904,299 in 2012, $4,631,510 in
   2013, $401,844 in 2014, $2,465,526 in 2015 and $2,793,238 in 2016.

   At July 31, 2009, the Fund has reclassified $379,647 to increase undistributed net investment income and $379,647 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008, was as follows:

----------------------------------------------------------
                                      2009            2008
----------------------------------------------------------
   Distributions paid from:
   Ordinary income              $8,894,473      $9,315,003
----------------------------------------------------------
     Total                      $8,894,473      $9,315,003
==========================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:

----------------------------------------------------------
                                                      2009
----------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income              $    213,002
   Capital loss carryforward                   (15,006,041)
   Current year dividend payable                  (199,305)
   Unrealized appreciation                       7,736,934
----------------------------------------------------------
     Total                                    $ (7,255,410)
==========================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredit S.p.A. (UniCredit), earned $36,053 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively.


32     Pioneer Government Income Fund | Annual Report | 7/31/09

   Class Y shares are not subject to a distribution plan (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends and interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of


                 Pioneer Government Income Fund | Annual Report | 7/31/09     33
the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the year ended July 31, 2009, was 0.50%.

Through January 1, 2010, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Class B expenses to 1.89% of the average daily net assets attributable to Class B shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,139, in management fees, administrative costs and certain other fees payable to PIM at July 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2009, such out of pocket expenses by class of shares were as follows:

------------------------------------------------------
 Shareholder Communications:
------------------------------------------------------
 Class A                                      $ 61,588
 Class B                                      $ 15,709
 Class C                                      $ 37,868
 Class Y                                      $    669
------------------------------------------------------
  Total:                                      $115,834
======================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,445, in transfer agent fees and shareholder communications expense payable to PIMSS at July 31, 2009.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to


34     Pioneer Government Income Fund | Annual Report | 7/31/09

February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,725 in distribution fees payable to PFD at July 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2009, CDSCs in the amount of $82,000 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2009, the Fund's expenses were reduced by $2,266 under such arrangements.

6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through September 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 96.21%.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 22, 2009


36     Pioneer Government Income Fund | Annual Report | 7/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                 Pioneer Government Income Fund | Annual Report | 7/31/09     37

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service and
Name and Age                with the Fund            Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age                Principal Occupation During Past Five Years                       Held by this Trustee
-------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset Manage-    None
                            ment S.p.A. ("PGAM"); Non-Executive Chairman and a Director of
                            Pioneer Investment Management USA Inc. ("PIM-USA"); Chair-
                            man and a director of Pioneer; Chairman and Director of Pioneer
                            Institutional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited (Dublin);
                            President and a director of Pioneer Alternative Investment Man-
                            agement (Bermuda) Limited and affiliated funds; Director of
                            PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                            2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary Counseling,
                            Inc.; President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management      None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
-------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


38    Pioneer Government Income Fund | Annual Report | 7/31/09

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service and
Name and Age         with the Fund    Term of Office
----------------------------------------------------------------
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment Com-
                                                                                          pany Institute
-------------------------------------------------------------------------------------------------------------------------


                 Pioneer Government Income Fund | Annual Report | 7/31/09     39

----------------------------------------------------------------------
                            Position Held   Length of Service and
Name and Age                with the Fund   Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank
                            of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------


40    Pioneer Government Income Fund | Annual Report | 7/31/09

Fund Officers

---------------------------------------------------------------------------
                             Position Held         Length of Service and
Name and Age                 with the Fund         Term of Office
---------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
---------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
---------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves
                                                   at the discretion of
                                                   the Board.
---------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
---------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


                 Pioneer Government Income Fund | Annual Report | 7/31/09     41

-----------------------------------------------------------------------
                         Position Held         Length of Service and
Name and Age             with the Fund         Term of Office
-----------------------------------------------------------------------
David F. Johnson (29)    Assistant Treasurer   Since 2009. Serves at
                                               the discretion of the
                                               Board.
-----------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance      Since 2007. Serves at
                         Officer               the discretion of the
                                               Board.
-----------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age             Principal Occupation During Past Five Years                        Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)    Fund Administration Manager - Fund Accounting, Administration      None
                         and Controllership Services since November 2008 and Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; Client
                         Service Manager - Institutional Investor Services at State Street
                         Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer of Pioneer since December 2006 and        None
                         of all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
------------------------------------------------------------------------------------------------------------------


42    Pioneer Government Income Fund | Annual Report | 7/31/09

                           This page for your notes.






                 Pioneer Government Income Fund | Annual Report | 7/31/09     43

                           This page for your notes.






44     Pioneer Government Income Fund | Annual Report | 7/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




Pioneer Institutional
Money Market Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2009
--------------------------------------------------------------------------------





Ticker Symbols:
Class 1   AIOXX
Class 2   ASIXX
Class 3   ASPXX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               12

Schedule of Investments                                                       14

Financial Statements                                                          22

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       34

Trustees, Officers and Service Providers                                      36


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     3

Portfolio Management Discussion | 7/31/09

Pioneer Institutional Money Market Fund ended the 12-month period through July 31, 2009 amidst vastly improved albeit still unsettled market conditions. In the following interview, portfolio manager Seth Roman explains his conservative strategy for managing the Fund through this historic period, and his outlook for the financial markets going forward. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Institutional Money Market Fund invests in high-quality money market instruments issued by the U.S. government, domestic corporations and banks. All holdings have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investor Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Fund shares.)

Q The financial markets have recovered to a degree thus far in 2009. What contributed to the turnaround in investor sentiment since the early part of 2009?

A The introduction of more well-defined initiatives by governments and central banks around the globe this past spring helped to calm investor fears. The unprecedented economic stimulus efforts have eased pressures in the credit markets and helped to stimulate "green shoots" of economic activity. In the United States, the economy is contracting at a slower rate than it was a few months ago. In Europe, Germany and France in particular are seeing encouraging signs of growth. And in China, tax breaks and efforts to boost prospects for companies in the export sector have been well received.

   The return of investor confidence in a potential U.S. economic recovery also was driven by positive economic data, including higher housing starts. That confidence carried over into the financial markets, which witnessed a renewed appetite for higher-risk asset classes beginning with a rally that commenced in early March 2009. This shift in risk tolerance has led to reduced investor interest in safe, high-quality investments such as U.S. Treasury securities, and increased demand for higher-yielding, higher-risk investments -- such as those with longer maturities or lower-credit quality. Consequently, the fixed-income markets have seen some resetting of prices and yields on these securities. (With less investor aversion to longer maturities and credit risk, prices of these bonds generally rose and their corresponding yields fell.)

Q  How did the Fund perform for the 12 months ended July 31, 2009?

A The Fund's Class 1 shares had a total return of 1.45% over the 12 months ended July 31, 2009, outperforming the 1.11% average return for the 346 funds in Lipper's Institutional Money Market Funds over the same period.


4     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

   By maintaining the Fund's credit integrity amidst great market turmoil and selecting only the highest-quality money market instruments, the Fund's net asset value remained stable at $1.00 a share throughout the period.

   It is worth noting that the Fund did not have any exposure to some of the troubled financial institutions that declared bankruptcy or were bailed out by the Federal government, nor did it own securities tied to the troubled asset-backed commercial paper market. To the extent that the money market securities tied to those companies may have impaired performance for other money market funds in the Fund's Lipper peer group, we think the Fund's lack of exposure to the failing institutions helped its relative performance.

Q How did the sharp decline in short-term interest rates affect the Fund's yield over the 12 months ended July 31, 2009?

A With the Federal Reserve Board's (the Fed's) aggressive easing of rates early in the fiscal year to stimulate economic growth and infuse liquidity into the financial system, it was quite challenging to find attractive income opportunities that met our strict, high-quality criteria. By December 2008, the Fed had reduced the benchmark Federal funds target rate to a range of 0.0% to 0.25%, where it remained for the balance of the reporting period.
   In addition, with quality taking on added importance during the height of the financial crisis last fall, the increased demand for the highest-quality securities, such as U.S. Treasury securities, pushed yields on those instruments to nearly zero in the rush for safety.

   Consequently, money market yields declined throughout the reporting period. The Fund's seven-day effective compound yield for Class 1 shares fell from 2.63% at the start of the reporting period on August 1, 2008, to 0.33% on July 31, 2009.

Q What strategies, in addition to the Fund's higher-quality bias, helped to minimize the impact of market volatility on the portfolio during the 12 months ended July 31, 2009?

A As losses on Wall Street mounted and fear choked the markets during the first half of the Fund's fiscal year, the ensuing lack of liquidity in the short-term markets made it difficult for commercial banks and investment firms to conduct business.

   During this period, we invested the Fund in repurchase agreements and commercial paper that matured the next day, and fixed-rate certificates of deposits with slightly longer maturities to try to extend the average days to maturity and lock in more attractive yields. This approach meant that we aligned the Fund's assets in a "barbell" structure, concentrating assets on the


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     5
   short and long ends of the money market maturity range. The barbell configuration helped the Fund to take advantage of higher-income opportunities while maintaining liquidity.

   With market conditions improving in the second half of the reporting period, we maintained the barbell strategy, but added Treasury securities further out on the money market yield curve to lock in the attractive yields for longer periods. Early in 2009, we also increased the Fund's exposure to U.S. government-sponsored enterprises (GSEs), which included the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). We also took advantage of seasonal factors during the year, adding U.S. Treasuries when demand was low and their yields experienced temporary increases to attract buyers.

   The strategies had the intended effect of lengthening the Fund's average days to maturity from 48 days at the beginning of the 12-month period to a range of 60 to 62 days by July 31, 2009.

Q  What is your outlook?

A With improvement in the economic landscape, many investors have shifted away from a safe-haven mentality to more of a risk-taking strategy. This school of thought believes that the foundation for a recovery is in place: that is, the capital and credit markets are functioning; an accommodative monetary policy and massive fiscal stimulus are having their intended effect -- differentiating the Great Recession from the Great Depression; deleveraging (the paying down of debt) and corporate balance sheet improvements continue; the rate of job losses is slowing; and energy and other commodity prices remain moderate.

   Our outlook is a bit more tempered, however, as many challenges remain for the U.S. economy. Even though the Federal government's stimulus efforts are showing signs of thwarting further deterioration in the financial and economic markets, consumers -- who contribute up to 70% of the gross national product -- and businesses remain cautious in their spending.

   However these economic factors play out, we are pleased about the ongoing discussions among regulators, central bankers and rating agencies to improve the functioning and regulation of the money markets. The Securities and Exchange Commission's proposed reforms for money market fund regulation, which were announced in June 2009, are designed to strengthen safeguards and promote orderly functioning of money market funds.


Please refer to the Schedule of Investments on pages 14-21 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not


6     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09
federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the "Program").

The Program seeks to guarantee the $1.00 net asset value (NAV) of certain shares of money market funds as of September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund's share falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders who have continued to maintain accounts would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in the liquidation and $1.00 per share.

Only shareholders of record of the Fund as of September 19, 2008, are eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If, following September 19, 2008, the number of shares held in an account fluctuates, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund, any future investments in the Fund will not be guaranteed.

The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Fund participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Fund is participating in this further extension of the Program. The Treasury does not have discretion to continue the Program beyond September 18, 2009.

In order to participate in the extended period of the Program, the Fund paid to the U.S. Treasury Department a fee in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. These expenses will be borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the Statement of Operations. The Fund previously paid fees in the combined amount of 0.025% of the Fund's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009.

For more information about the Program's scope and limitations, please see the Fund's most recent prospectus as supplemented on December 22, 2008.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     7
are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Portfolio Summary | 7/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities     32.5%
Commercial Paper               24.0%
U.S. Corporate Bonds           20.8%
Repurchase Agreements          12.6%
Money Market Mutual Fund        5.6%
Municipal Bonds                 4.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

    1.    U.S. Cash Management, 0.5045%, 4/1/10                                 5.65%
    2.    Federal National Mortgage Association, Floating Rate Note, 1/8/10     2.59
    3.    US Bank NA/Cincinnati, Floating Rate Note, 9/10/09                    2.54
    4.    Toronto Dominion Bank, 1.53375%, 1/28/10                              2.44
    5.    Bank of Nova Scotia/Houston, 0.9%, 10/21/09                           2.39
    6.    BNP Paribas SA/New York, 0.76%, 9/28/09                               2.38
    7.    Federal National Mortgage Association, 1.24379%, 7/13/10              2.35
    8.    Credit Suisse/New York NY, 1.5575%, 8/14/09                           2.34
    9.    Rabobank Nederland NV NY, 1.43125%, 3/12/10                           2.33
   10.    Federal National Mortgage Association, Floating Rate Note, 2/8/10     2.27

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     9

Prices and Distributions | 7/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

    Class        7/31/09         7/31/08
      1          $1.00           $1.00
-------------------------------------------
      2          $1.00           $1.00
-------------------------------------------
      3          $1.00           $1.00
-------------------------------------------

Distributions per Share: 8/1/08-7/31/09
--------------------------------------------------------------------------------

                 Net Investment       Short-Term        Long-Term
    Class           Income          Capital Gains     Capital Gains
      1             $0.0144           $   --            $   --
----------------------------------------------------------------------
      2             $0.0120           $   --            $   --
----------------------------------------------------------------------
      3             $0.0097           $   --            $   --
----------------------------------------------------------------------

Yields*
--------------------------------------------------------------------------------

    Class         7-Day Annualized         7-Day Effective**
      1                 0.33%                    0.33%
----------------------------------------------------------------------
      2                 0.08%                    0.08%
----------------------------------------------------------------------
      3                 0.01%                    0.01%
----------------------------------------------------------------------

* Please contact Pioneer to obtain the Fund's current 7-day yields. ** Assumes daily compounding of dividends.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


10     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Performance Update | 7/31/09

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated 12/1/08)

    Class               Gross                    Net
      1                 0.30%                    0.29%
----------------------------------------------------------------------
      2                 0.54%                    0.54%
----------------------------------------------------------------------
      3                 0.79%                    0.79%
----------------------------------------------------------------------

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Classes 1, 2, and 3 shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligations Money Market Fund on September 23, 2005. The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor AmSouth Institutional Prime Obligations Money Market Fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from February 1, 2009 through July 31, 2009.

--------------------------------------------------------------------------------
Share Class                            1               2               3
--------------------------------------------------------------------------------
Beginning Account Value            $1,000.00       $1,000.00       $1,000.00
on 2/1/09
--------------------------------------------------------------------------------
Ending Account Value (after        $1,002.97       $1,001.78       $1,000.79
expenses) on 7/31/09
--------------------------------------------------------------------------------
Expenses Paid During Period*       $    1.44       $    2.63       $    3.77
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.29%, 0.53%, and 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


12     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2009 through July 31, 2009.

--------------------------------------------------------------------------------
Share Class                              1                2                3
--------------------------------------------------------------------------------
Beginning Account Value              $1,000.00        $1,000.00        $1,000.00
on 2/1/09
--------------------------------------------------------------------------------
Ending Account Value (after          $1,023.36        $1,022.17        $1,021.03
expenses) on 7/31/09
--------------------------------------------------------------------------------
Expenses Paid During Period*         $    1.45        $    2.66        $    3.81
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.29%, 0.53%, and 0.76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     13

Schedule of Investments | 7/31/09

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 20.2%
                                            ENERGY -- 1.7%
                                            Integrated Oil & Gas -- 1.7%
 $ 9,820,000         2.79        NR/Aa1     BP Capital Markets Plc, Floating Rate
                                            Note, 1/11/10                               $  9,820,000
                                                                                        ------------
                                            Total Energy                                $  9,820,000
----------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
                                            Personal Products -- 1.6%
   2,215,000         1.22        AA-/Aa3    Procter & Gamble Co., Floating Rate Note,
                                            2/8/10                                      $  2,215,000
     850,000         0.48        AA-/Aa3    Procter & Gamble Co., International,
                                            Floating Rate Note, 5/7/10                       850,000
   6,305,000         1.47        AA-/Aa3    Procter & Gamble Co., International,
                                            Floating Rate Note, 8/19/09                    6,304,880
                                                                                        ------------
                                                                                        $  9,369,880
                                                                                        ------------
                                            Total Household & Personal Products         $  9,369,880
----------------------------------------------------------------------------------------------------
                                            BANKS -- 11.6%
                                            Diversified Banks -- 8.0%
   2,040,000                     AA/Aa1     BNP Paribas SA, 1.6125%, 3/10/10            $  2,036,359
   7,085,000         3.01        AA/Aa1     BNP Paribas SA, Floating Rate Note,
                                            2/13/09                                        7,085,000
   7,250,000         1.63        AA/AA1     Commonwealth Bank Australia, Floating
                                            Rate Note, 10/2/09                             7,250,000
   5,000,000                     AA-/Aa1    Credit Agricole SA, 1.775%, 10/22/09           5,000,000
   2,350,000                     AA-/AA1    Nordea Bank AB, 3.89125%, 10/23/09             2,350,000
   4,450,000         2.58        AAA/AAA    Rabobank Nederland, Floating Rate Note,
                                            11/9/09 (144A)                                 4,450,000
   1,900,000                     AAA/Aaa    Rabobank Nederland NV, 0.51%,
                                            8/16/14                                        1,900,000
   4,180,000                     AAA/Aaa    Rabobank Nederland NV, 1.22563%,
                                            5/19/10                                        4,196,814
   2,535,000         4.96        AA-/AAA    Royal Bank of Canada, Floating Rate Note,
                                            10/15/09                                       2,535,000
   2,250,000         4.42        AA-/Aa1    Svenska Handelsbanken AB, Floating Rate
                                            Note, 8/6/09                                   2,250,000
     940,000         1.41        A+/Aa3     US Bancorp, Floating Rate Note, 5/6/10           942,358
   1,995,000         0.49        AA-/A1     Wachovia Corp. 0.55%, 8/20/09                  1,994,971
   4,000,000         1.48        AA-/A1     Wells Fargo Co., Floating Rate Note,
                                            1/29/10                                        3,988,988
                                                                                        ------------
                                                                                        $ 45,979,490
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


14     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 3.6%
 $ 4,530,000                    A+/Aa3      Bank of America Corp., 4.35%, 10/3/09       $  4,529,720
   4,250,000                    AAA/Aaa     Bank of America Corp., 1.3425%,
                                            9/13/10                                        4,250,000
  11,500,000        0.75        A+/Aa1      US Bank NA/Cincinnati, Floating Rate
                                            Note, 9/10/09                                 11,500,000
                                                                                        ------------
                                                                                        $ 20,279,720
                                                                                        ------------
                                            Total Banks                                 $ 66,259,210
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 3.5%
                                            Asset Management & Custody Banks -- 0.8%
   4,050,000        1.63        AA-/Aa2     Bank of New York Mellon Corp., Floating
                                            Rate Note, 2/5/10                           $  4,036,886
----------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 1.4%
   2,155,000        1.46        AAA/AAA     General Electric Capital Corp., Floating
                                            Rate Note, 7/8/10                           $  2,155,631
     815,000                    A+/Aa3      JPMorgan Chase & Co., 1.59563%,
                                            11/19/09                                         815,631
   5,215,000        1.62        A+/AA3      JPMorgan Chase & Co., Floating Rate
                                            Note, 1/22/10                                  5,203,364
                                                                                        ------------
                                                                                        $  8,174,626
----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.3%
   1,670,000                    A+/Aa3      Bear Stearns Co., LLC, 1.36563%,
                                            5/18/10                                     $  1,662,211
   6,000,000        0.75        A+/Aa3      Bear Stearns Co., LLC, Floating Rate Note,
                                            2/23/10                                        5,993,484
                                                                                        ------------
                                                                                        $  7,655,695
                                                                                        ------------
                                            Total Diversified Financials                $ 19,867,207
----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 1.8%
                                            Multi-Line Insurance -- 1.8%
  10,000,000                    AA-/AA3     MetLife Global Funding, Inc., 4.57%,
                                            8/7/09 (144A)                               $ 10,000,000
                                                                                        ------------
                                            Total Insurance                             $ 10,000,000
----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $115,316,297)                         $115,316,297
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     15

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 31.5%
                                            Government -- 31.5%
 $ 3,170,000                       NR/NR    Fannie Mae Discount Notes, 0.0%,
                                            8/3/09                                      $  3,170,000
   1,980,000                      AAA/Aaa   Federal Home Loan Bank, 0.65%,
                                            7/28/10                                        1,980,000
   4,275,000                      AAA/AAA   Federal Home Loan Bank, 0.88%,
                                            3/12/10                                        4,276,023
     255,000                      AAA/Aaa   Federal Home Loan Bank, 4.449%,
                                            10/13/09                                         255,247
   7,545,000                      AAA/Aaa   Federal Home Loan Bank, 2.318%,
                                            2/10/10                                        7,562,023
   8,560,000   2.64               AAA/Aaa   Federal Home Loan Bank, Floating Rate
                                            Note, 12/15/09                                 8,553,308
   4,320,000   1.21               AAA/Aaa   Federal Home Loan Bank, Floating Rate
                                            Note, 2/19/10                                  4,330,709
   8,470,000   0.62               AAA/AAA   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 1/22/10                    8,470,920
   7,770,000   1.23               AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 8/24/10                    7,771,719
     855,000                      AAA/AAA   Federal National Mortgage Association,
                                            4.36875%, 1/21/10                                856,590
   6,000,000                      AAA/Aaa   Federal National Mortgage Association,
                                            0.96625%, 8/5/10                               6,013,949
  10,650,000                      AAA/AAA   Federal National Mortgage Association,
                                            1.24379%, 7/13/10                             10,649,664
   4,300,000   0.85               AAA/AAA   Federal National Mortgage Association,
                                            Floating Rate Note, 10/22/10                   4,300,000
  10,300,000   2.73               AAA/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 2/8/10                    10,302,608
   9,260,000   0.41               AAA/Aaa   Federal National Mortgage Association,
                                            Floating Rate Note, 9/3/09                     9,260,026
   8,635,000   0.62               AAA/AAA   Federal National Mortgage Association,
                                            Floating Rate Note, 1/8/10                     8,635,622
  11,735,000   0.62               AAA/AAA   Federal National Mortgage Association,
                                            Floating Rate Note, 1/8/10                    11,735,931
   4,320,000   1.04               AAA/AAA   Federal National Mortgage Association,
                                            Floating Rate Note, 7/12/10                    4,320,533
   5,575,000                      AAA/Aaa   U.S. Cash Management, 0.177%,
                                            9/24/09                                        5,573,595
  25,660,000                      AAA/Aaa   U.S. Cash Management, 0.5045%,
                                            4/1/10                                        25,581,720
   2,975,000                      AAA/Aaa   U.S. Treasury Bill, 0.3045%, 12/10/09          2,971,754
   6,070,000                      AAA/Aaa   U.S. Treasury Bill, 0.3495%, 3/11/10           6,057,036
   6,280,000                      AAA/Aaa   U.S. Treasury Bill, 0.4445%, 6/3/10            6,256,440
   1,565,000                      AAA/Aaa   U.S. Treasury Bill, 0.507%, 7/1/10             1,557,686

The accompanying notes are an integral part of these financial statements.


16     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
 $ 3,795,000                     AAA/Aaa    U.S. Treasury Bill, 0.5145%, 2/11/10        $  3,786,915
   4,035,000         0.66        AAA/Aaa    U.S. Treasury Bill, Floating Rate Note,
                                            11/19/09                                       4,031,556
   3,725,000                     AAA/Aaa    U.S. Treasury Bill, 0.692%, 12/17/09           3,717,795
   7,735,000                     AAA/Aaa    U.S. Treasury Notes, 3.5%, 2/15/10             7,852,550
                                                                                        ------------
                                                                                        $179,831,919
----------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND AGENCY
                                            OBLIGATIONS
                                            (Cost $179,831,919)                         $179,831,919
----------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 4.3%
                                            GOVERNMENT -- 4.3%
                                            Municipal Airport -- 1.0%
   6,155,000         0.33        AAA/Aaa    Metropolitan Washington Airports
                                            Authority, Floating Rate Note, 10/1/39      $  6,155,000
----------------------------------------------------------------------------------------------------
                                            Municipal Development -- 1.4%
   7,360,000         0.33        AA/Aa1     Jackson County Mississippi, Floating Rate
                                            Note, 6/1/23                                $  7,360,000
     400,000         0.45        AA-/Aa1    Pima County Arizona Industrial
                                            Development Authority, Floating Rate
                                            Note, 12/1/22                                    400,000
                                                                                        ------------
                                                                                        $  7,760,000
----------------------------------------------------------------------------------------------------
                                            Municipal Higher Education -- 0.9%
   4,905,000         0.25        AAA/Aaa    Connecticut State Health, Floating Rate
                                            Note, 7/1/36                                $  4,905,000
----------------------------------------------------------------------------------------------------
                                            Municipal Utilities -- 0.9%
   1,570,000                      A/NR      Chatom Industrial Development, 6.0%,
                                            11/15/38                                    $  1,570,000
   3,355,000         0.35        NR/Aa2     Southeast Alabama Gas District, Floating
                                            Rate Note, 8/1/27                              3,355,000
                                                                                        ------------
                                                                                        $  4,925,000
----------------------------------------------------------------------------------------------------
                                            Municipal Water -- 0.1%
     400,000         0.28        AA-/Aa2    Boston Massachusetts Water & Sewer
                                            Commercial Revenue, Floating Rate Note,
                                            11/1/24                                     $    400,000
     470,000         0.30        AAA/Aaa    Texas Water Development Board, Floating
                                            Rate Note, 7/15/19                               470,000
                                                                                        ------------
                                                                                        $    870,000
----------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $24,615,000)                          $ 24,615,000
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     17

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 41.1%
                                            Commercial Paper -- 23.3%
 $ 5,770,000        1.19        AA/Aaa      Bank Of New York, Certificate of Deposit,
                                            Floating Rate Note, 4/23/10                 $  5,781,181
   4,000,000                   A-1+/P-1     Bank of Nova Scotia/Houston, 0.97%,
                                            6/18/10                                        4,000,000
  10,830,000                   A-1+/P-1     Bank of Nova Scotia/Houston, 0.9%,
                                            10/21/09                                      10,830,000
   4,220,000                   A-1+/P-1     Bank of Nova Scotia/Houston, 1.10625%,
                                            5/11/10                                        4,220,000
   4,170,000        1.16        AA-/Aa1     Bank of Nova Scotia/Houston, 1.15688%,
                                            5/5/10                                         4,170,000
  10,800,000                    AA-/AA3     BNP Paribas SA/New York, 0.76%,
                                            9/28/09                                       10,800,000
  10,600,000        1.56        AA-/AA3     Credit Suisse/New York NY, 1.5575%,
                                            8/14/09                                       10,600,551
   3,075,000                    A-1/P-1     Danske Corp., 0.0%, 10/9/09                    3,072,997
   2,960,000                    A-1/P-1     Danske Corp., 0.26%, 8/21/09                   2,959,615
   7,625,000                    AA-/AA1     Nordea Bank Finland Plc, 1.3%,
                                            10/13/09                                       7,627,953
   3,915,000                   A-1+/P-1     Nordea North America, Inc., 0.26%,
                                            9/15/09                                        3,913,784
  10,570,000                    AAA/Aaa     Rabobank Nederland NV NY, 1.43125%,
                                            3/12/10                                       10,570,000
   2,780,000                   A-1+/AAA     Rabobank Nederland NV/NY, 0.55%,
                                            12/1/09                                        2,780,277
   3,945,000        3.00        AA/AAA      Royal Bank of Canada, Floating Rate Note,
                                            8/7/09                                         3,944,943
   9,600,000                    AA-/Aaa     Royal Bank of Canada, 0.27%, 8/25/09           9,600,000
   3,900,000                    AA-/AAA     Royal Bank of Canada, 0.41%, 1/11/10           3,900,000
   2,250,000        1.74        AA-/AAA     Royal Bank of Canada, Floating Rate Note,
                                            10/1/09                                        2,250,000
   3,955,000                    A-1/P-1     State Street Corp., 0.23%, 8/6/09              3,954,924
   3,005,000                   A-1+/P-1     Svenska Handelsbanken, Inc. 0.51%,
                                            12/15/09                                       2,999,295
   4,875,000        4.91        AA/AAA      The Bank of New York Mellon, Floating
                                            Rate Note, 10/14/09                            4,868,524
  11,035,000                    AA-/A1      Toronto Dominion Bank, 1.53375%,
                                            1/28/10                                       11,036,076
   4,300,000                   A-1+/P-1     Toronto Dominion Bank, 1.96%, 10/6/09          4,300,492
   3,005,000                   A-1+/P-1     Westpac Banking Corp., 0.33%, 9/8/09           3,004,009
   1,970,000                   A-1+/P-1     Yale University, 0.32%, 9/15/09                1,969,247
                                                                                        ------------
                                            Total Commercial Paper                      $133,153,868
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            Repurchase Agreements -- 12.3%
 $ 5,000,000                                Bank of America, 0.19%, dated 7/31/09,
                                            repurchase price of $5,000,000 plus
                                            accrued interest on 8/3/09 collateralized
                                            by $5,100,000 Federal National Mortgage
                                            Association, 5.5%, 6/1/38                    $  5,000,000
   5,000,000                                Barclays Plc, 0.17%, dated 7/31/09,
                                            repurchase price of $5,000,000 plus
                                            accrued interest on 8/3/09 collateralized
                                            by the following:
                                             $3,981,812 Government National
                                              Mortgage Association I , 4.5 - 7.0%,
                                              9/15/23 - 6/15/39
                                             $915,314 Government National
                                              Mortgage Association (ARM),
                                              5.0 - 6.5%, 9/20/23 - 5/20/39
                                             $202,874 Government National
                                              Mortgage Association ,
                                              4.5 - 4.625%, 8/20/34 - 9/20/38               5,000,000
  20,000,000                                BNP Paribas, 0.21%, dated 7/31/09,
                                            repurchase price of $20,000,000 plus
                                            accrued interest on 8/3/09 collateralized
                                            by the following:
                                             $6,674,461 Federal National Mortgage
                                              Association (ARM), 2.539 - 6.464%,
                                              4/1/34 - 10/1/37
                                             $6,222,704 Federal Home Loan
                                              Mortgage Corp., 3.09 - 6.21%,
                                              9/1/33 - 11/1/37
                                             $4,241,963 Freddie Mac Giant,
                                              4.5 - 6.0%, 5/1/21 - 7/1/39
                                             $3,260,872 Federal National Mortgage
                                              Association., 4.0 - 5.5%,
                                              5/1/21 - 8/1/47                              20,000,000

The accompanying notes are an integral part of these financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     19

----------------------------------------------------------------------------------------------------
               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                             Repurchase Agreements -- (continued)
 $20,000,000                                 Deutsche Bank, 0.20%, dated 7/31/09,
                                             repurchase price of $20,000,000 plus
                                             accrued interest on 8/3/09 collateralized
                                             by the following:
                                              $4,882,043 Government National
                                               Mortgage Association I, 4.5 - 7.0%,
                                               6/15/24 - 7/15/39
                                              $238,938 Government National
                                               Mortgage Association, 4.625%,
                                               9/20/33
                                              $2,492,038 Federal Home Loan
                                               Mortgage Corp., 5.949 - 6.039%,
                                               1/1/37 - 10/1/37
                                              $7,309,747 Federal National Mortgage
                                               Association (ARM), 3.151 - 6.072%,
                                               5/1/19 - 5/1/38
                                              $5,477,233 Freddie Mac Giant,
                                               5.0 - 7.0%, 7/1/21 - 7/1/39              $ 20,000,000
  20,000,000                                 JPMorgan, 0.20%, dated 7/31/09,
                                             repurchase price of $20,000,000 plus
                                             accrued interest on 8/3/09 collateralized
                                             by $20,316,354 Freddie Mac Giant,
                                             4.0 - 7.0%, 2/1/24 - 8/1/38                  20,000,000
                                                                                        ------------
                                             Total Repurchase Agreements                $ 70,000,000
----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                                             Money Market Mutual Fund -- 5.5%
  31,111,659                                 BlackRock Liquidity Funds Temp Cash
                                             Portfolio                                  $ 31,111,659
----------------------------------------------------------------------------------------------------
                                             TOTAL MONEY MARKET MUTUAL FUND             $ 31,111,659
----------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $234,265,527)                        $234,265,527
----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 97.1%
                                             (Cost $554,028,743) (a)                    $554,028,743
----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- 2.9%                        $ 16,391,019
----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                 $570,419,762
====================================================================================================

NR     Not Rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       July 31, 2009, the value of these securities amounted to $14,450,000 or 2.5% of total net assets.

(a)    At July 31, 2009, cost for federal income tax purposes was $554,028,743.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

The accompanying notes are an integral part of these financial statements.


20     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets:

                                Level 1         Level 2           Level 3      Total
Corporate bonds & notes         $        --     $115,316,297      $--          $115,316,297
Municipal bonds                          --       24,615,000       --            24,615,000
Sovereign debt obligations               --      179,831,919       --           179,831,919
Temporary cash investments       31,111,659      203,153,868       --           234,265,527
-------------------------------------------------------------------------------------------
Total                           $31,111,659     $522,917,084      $--          $554,028,743
===========================================================================================

The accompanying notes are an integral part of these financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     21

Statements of Assets and Liabilities | 7/31/09

ASSETS:
  Investments in securities, at value (cost $484,028,743)          $484,028,743
  Repurchase agreements, at value (cost $70,000,000)                 70,000,000
-------------------------------------------------------------------------------
  Total investment in securities, at value (cost $554,028,743)     $554,028,743
  Cash                                                               15,648,318
  Receivables --
   Fund shares sold                                                   1,000,000
   Interest                                                             708,077
  Due from Pioneer Investment Management, Inc.                          120,598
  Other                                                                  77,117
-------------------------------------------------------------------------------
     Total assets                                                  $571,582,853
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                         $  1,000,000
   Dividends                                                             85,650
  Due to affiliates                                                       4,119
  Accrued expenses                                                       73,322
-------------------------------------------------------------------------------
     Total liabilities                                             $  1,163,091
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $570,300,013
  Undistributed net investment income                                   117,629
  Accumulated net realized gain on investments                            2,120
-------------------------------------------------------------------------------
     Total net assets                                              $570,419,762
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $145,873,662/145,801,780 shares)               $       1.00
  Class 2 (based on $341,751,908/341,683,842 shares)               $       1.00
  Class 3 (based on $82,794,192/82,768,494 shares)                 $       1.00
===============================================================================

The accompanying notes are an integral part of these financial statements.


22     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Statement of Operations

For the Year Ended 7/31/09

INVESTMENT INCOME:
  Interest                                                  $13,022,694
  Other income                                                  936,897
-----------------------------------------------------------------------------------------
     Total investment income                                                  $13,959,591
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 1,477,113
  Transfer agent fees and expenses
   Class 1                                                          548
   Class 2                                                        1,152
   Class 3                                                        1,508
  Distribution fees
   Class 2                                                    1,089,759
   Class 3                                                      581,599
  Shareholder communications expense                              8,775
  Administrative fees                                           285,985
  Custodian fees                                                 71,512
  Registration fees                                              41,953
  Professional fees                                              88,363
  Printing expense                                               27,673
  Fees and expenses of nonaffiliated trustees                    31,656
  Miscellaneous                                                 355,612
-----------------------------------------------------------------------------------------
     Total expenses                                                           $ 4,063,208
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (320,807)
-----------------------------------------------------------------------------------------
     Net expenses                                                             $ 3,742,401
-----------------------------------------------------------------------------------------
       Net investment income                                                  $10,217,190
-----------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                            $    41,869
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $10,259,059
=========================================================================================

The accompanying notes are an integral part of these financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     23

Statements of Changes in Net Assets

For the Years Ended 7/31/09 and 7/31/08, respectively

                                                                    Year Ended         Year Ended
                                                                    7/31/09            7/31/08
FROM OPERATIONS:
Net investment income                                               $    10,217,190    $    30,875,620
Net realized gain on investments                                             41,869             22,030
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $    10,259,059    $    30,897,650
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.01 and $0.04 per share, respectively)                $    (2,726,764)   $    (5,858,187)
   Class 2 ($0.01 and $0.04 per share, respectively)                     (5,760,976)       (20,249,337)
   Class 3 ($0.01 and $0.03 per share, respectively)                     (1,358,915)        (5,034,432)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $    (9,846,655)   $   (31,141,956)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $ 2,988,015,224    $ 4,174,610,065
Reinvestment of distributions                                               653,740          1,881,680
Cost of shares repurchased                                           (3,268,591,029)    (4,035,225,842)
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                        $  (279,922,065)   $   141,265,903
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                            $  (279,509,661)   $   141,021,597
NET ASSETS:
Beginning of year                                                       849,929,423        708,907,826
------------------------------------------------------------------------------------------------------
End of year                                                         $   570,419,762    $   849,929,423
------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $       117,629    $      (261,874)
------------------------------------------------------------------------------------------------------

                                '09 Shares           '09 Amount           '08 Shares           '08 Amount
Class 1
Shares sold                        419,880,550       $  419,880,550          562,554,622       $  562,554,623
Reinvestment of distributions          653,589              653,589            1,881,680            1,881,680
Less shares repurchased           (413,522,014)        (413,522,015)        (540,502,665)        (540,502,665)
-------------------------------------------------------------------------------------------------------------
   Net increase                      7,012,125       $    7,012,124           23,933,637       $   23,933,638
=============================================================================================================
Class 2
Shares sold                      1,891,700,209       $1,891,700,209        2,648,074,700       $2,648,074,700
Less shares repurchased         (2,097,561,606)      (2,097,561,606)      (2,557,663,915)      (2,557,663,915)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease)        (205,861,397)      $ (205,861,397)          90,410,785       $   90,410,785
=============================================================================================================
Class 3
Shares sold                        676,434,465       $  676,434,465          963,980,742       $  963,980,742
Reinvestment of distributions              151                  151                   --                   --
Less shares repurchased           (757,507,408)        (757,507,408)        (937,059,262)        (937,059,262)
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease)         (81,072,792)      $  (81,072,792)          26,921,480       $   26,921,480
=============================================================================================================

The accompanying notes are an integral part of these financial statements.


24     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Financial Highlights

                                                                          Year            Year
                                                                          Ended           Ended
                                                                          7/31/09         7/31/08
Class 1
Net asset value, beginning of period                                      $  1.00         $  1.00
-------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $  0.01         $  0.04
 Net realized and unrealized gain on investments                             0.00(a)         0.00(a)
-------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $  0.01         $  0.04
Distributions to shareowners:
 Net investment income                                                      (0.01)          (0.04)
-------------------------------------------------------------------------------------------------
Capital Contributions                                                     $    --         $    --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $    --         $    --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $  1.00         $  1.00
=================================================================================================
Total return*                                                                1.45%           4.02%
Ratio of net expenses to average net assets+                                 0.29%           0.25%
Ratio of net investment income to average net assets+                        1.50%           3.83%
Net assets, end of period (in thousands)                                  $145,874        $138,778
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                0.33%           0.26%
 Net investment income                                                       1.46%           3.82%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                0.29%           0.25%
 Net investment income                                                       1.50%           3.83%
=================================================================================================

                                                                          Year            Year            Year
                                                                          Ended           Ended           Ended
                                                                          7/31/07         7/31/06 (b)     7/31/05
Class 1
Net asset value, beginning of period                                      $   1.00        $   1.00        $   1.00
------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $   0.05        $   0.04        $   0.02
 Net realized and unrealized gain on investments                              0.00(a)         0.00(a)           --
------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $   0.05        $   0.04        $   0.02
Distributions to shareowners:
 Net investment income                                                       (0.05)          (0.04)          (0.02)
------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                     $     --        $     --        $   0.00(a)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $     --        $     --        $     --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   1.00        $   1.00        $   1.00
==================================================================================================================
Total return*                                                                 5.24%           4.20%           2.17%
Ratio of net expenses to average net assets+                                  0.24%           0.26%           0.25%
Ratio of net investment income to average net assets+                         5.11%           3.95%           2.19%
Net assets, end of period (in thousands)                                  $114,887        $ 85,669        $230,573
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.24%           0.33%           0.40%
 Net investment income                                                        5.11%           3.88%           2.04%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.24%           0.26%           0.25%
 Net investment income                                                        5.11%           3.95%           2.19%
==================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09    25

                                                                         Year          Year
                                                                         Ended         Ended
                                                                         7/31/09       7/31/08
Class 2
Net asset value, beginning of period                                     $   1.00      $   1.00
-----------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                   $   0.01      $   0.04
 Net realized and unrealized gain on investments                               --          0.00(a)
-----------------------------------------------------------------------------------------------
  Net increase from investment operations                                $   0.01      $   0.04
Distributions to shareowners:
 Net investment income                                                      (0.01)        (0.04)
-----------------------------------------------------------------------------------------------
Capital Contributions                                                    $     --      $     --
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $     --      $     --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                           $   1.00      $   1.00
===============================================================================================
Total return*                                                                1.21%         3.76%
Ratio of net expenses to average net assets+                                 0.53%         0.50%
Ratio of net investment income to average net assets+                        1.37%         3.66%
Net assets, end of period (in thousands)                                 $341,752      $547,357
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                0.57%        0.50%
 Net investment income                                                       1.33%        3.66%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                0.53%         0.50%
 Net investment income                                                       1.37%         3.66%
===============================================================================================


                                                                          Year            Year           Year
                                                                          Ended           Ended          Ended
                                                                          7/31/07         7/31/06 (b)    7/31/05
Class 2
Net asset value, beginning of period                                      $   1.00        $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $   0.05        $   0.04       $   0.02
 Net realized and unrealized gain on investments                              0.00(a)         0.00(a)          --
-----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $   0.05        $   0.04       $   0.02
Distributions to shareowners:
 Net investment income                                                       (0.05)          (0.04)         (0.02)
-----------------------------------------------------------------------------------------------------------------
Capital Contributions                                                     $     --        $     --       $   0.00
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $     --        $     --       $     --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   1.00        $   1.00       $   1.00
=================================================================================================================
Total return*                                                                 4.98%           3.95%          1.92%
Ratio of net expenses to average net assets+                                  0.49%           0.50%          0.51%
Ratio of net investment income to average net assets+                         4.87%           4.00%          1.98%
Net assets, end of period (in thousands)                                  $457,109        $275,460       $153,432
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.49%           0.55%          0.66%
 Net investment income                                                        4.87%           3.95%          1.83%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.49%           0.50%          0.51%
 Net investment income                                                        4.87%           4.00%          1.98%
=================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

                                                                         Year         Year
                                                                         Ended        Ended
                                                                         7/31/09      7/31/08
Class 3
Net asset value, beginning of period                                     $  1.00      $  1.00
----------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                   $  0.01      $   0.03
 Net realized and unrealized gain on investments                              --          0.00(a)
----------------------------------------------------------------------------------------------
  Net increase from investment operations                                $  0.01      $   0.03
Distributions to shareowners:
 Net investment income                                                     (0.01)        (0.03)
----------------------------------------------------------------------------------------------
Capital Contributions                                                    $    --      $     --
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $    --      $     --
----------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  1.00      $   1.00
==============================================================================================
Total return*                                                               0.98%         3.50%
Ratio of net expenses to average net assets+                                0.76%         0.75%
Ratio of net investment income to average net assets+                       1.23%         3.35%
Net assets, end of period (in thousands)                                 $82,794      $163,795
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.82%         0.75%
 Net investment income                                                      1.17%         3.35%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                               0.76%         0.75%
 Net investment income                                                      1.23%         3.35%
==============================================================================================

                                                                          Year            Year          Year
                                                                          Ended           Ended         Ended
                                                                          7/31/07         7/31/06 (b)   7/31/05
Class 3
Net asset value, beginning of period                                      $   1.00        $  1.00       $   1.00
----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                    $   0.05        $  0.04       $   0.02
 Net realized and unrealized gain on investments                              0.00(a)          --             --
----------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $   0.05        $  0.04       $   0.02
Distributions to shareowners:
 Net investment income                                                       (0.05)         (0.04)         (0.02)
----------------------------------------------------------------------------------------------------------------
Capital Contributions                                                     $     --        $    --       $   0.00(a)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $     --        $    --       $     --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $   1.00        $  1.00       $   1.00
================================================================================================================
Total return*                                                                 4.72%          3.70%          1.67%
Ratio of net expenses to average net assets+                                  0.74%          0.75%          0.76%
Ratio of net investment income to average net assets+                         4.61%          3.71%          1.61%
Net assets, end of period (in thousands)                                  $136,912        $77,978       $ 45,871
Ratios with no waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.74%          0.80%          0.91%
 Net investment income                                                        4.61%          3.66%          1.46%
Ratios with waiver of fees and assumptions of expenses by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                                 0.74%          0.75%          0.76%
 Net investment income                                                        4.61%          3.71%          1.61%
================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09    27

Notes to Financial Statements | 7/31/09

1. Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as Class 1, Class 2, and Class 3. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class 1 shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


28     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has elected to defer $1,878 of capital losses recognized between November 1, 2008 and July 31, 2009 to its fiscal year ending July 31, 2010.

   At July 31, 2009, the Fund has reclassified $8,968 to increase undistributed net investment income and $8,968 to decrease accumulated net realized gain on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 were as follows:

------------------------------------------------------------
                                      2009              2008
------------------------------------------------------------
   Distributions paid from:
   Ordinary income              $9,846,655       $31,141,956
------------------------------------------------------------
      Total                     $9,846,655       $31,141,956
============================================================


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     29

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:

------------------------------------------------------------
                                                        2009
------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                   $ 207,277
   Dividend payable                                  (85,650)
   Post-October loss                                  (1,878)
------------------------------------------------------------
      Total                                        $ 119,749
============================================================

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class 2 and Class 3 of the Fund, respectively (see Note 5). Class 1 shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


30     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

2. Money Market Temporary Guarantee Program

The Fund enrolled in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (the Program). The Program provided a guarantee to participating money market fund shareholders based on the number of shares invested in the Fund at the close of business on September 19, 2008. The guarantee would be triggered in the event the market-based net asset value of a participating fund falls below $0.995 and that situation has not been cured. Recovery under the Program would require the Fund to liquidate. Upon liquidation, and subject to the availability of assets under the Program, eligible shareholders would be entitled to receive a payment equal to any shortfall between the amount received by a shareholder in liquidation and $1.00 per share.

Only shareholders of record as of September 19, 2008 would be eligible to receive the benefit of the guarantee. Any increase in the number of shares held in the Fund in excess of shares held at the close of business on September 19, 2008 will not be covered. If the number of shares held in an account fluctuates over the period, shareholders will be covered for either the number of shares held as of the close of business on September 19, 2008 or the number of shares held on the date of the trigger event, whichever is less. If a shareholder's account is closed with the Fund or a broker-dealer, any future investments in the Fund will not be guaranteed.

The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Fund participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Fund is participating in this further extension of the Program. The Treasury did not have the discretion to continue the Program beyond September 18, 2009.

The Fund previously paid fees in the combined amount of 0.025% of the Fund's net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. In order to participate in the extended period of the Program, the Fund paid to the U.S. Treasury Department fees in the amount of 0.015% of the Fund's net asset value as of the close of business on September 19, 2008. The expenses to participate in the Program and the extended period of the Program were borne by the Fund without regard to any expense limitation currently in effect for the Fund and are reflected in the statement of operations.

3. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     31

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2010.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.01% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $409 in management fees, administrative fees and certain other fees payable from PIM at July 31, 2009.

4. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, The Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communication activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended July 31, 2009 out-of-pocket expenses by class of shares were as follows:


------------------------------------------------------------
 Shareholder Communications:
------------------------------------------------------------
 Class 1                                              $3,528
 Class 2                                               2,268
 Class 3                                               2,979
------------------------------------------------------------
    Total                                             $8,775
============================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,006 in transfer agent fees payable to PIMSS at July 31, 2009.

5. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class 2 and Class 3 shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.25% of the average daily net assets attributable to Class 2 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 2 shares. Pursuant to the Plan, the Fund pays


32     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

PFD 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class 2 shares. There are no distribution or service fees charged for Class 1 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,522 in distribution fees payable to PFD at July 31, 2009.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2009, the Fund's expenses were not reduced under such arrangements.

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through September 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Institutional Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Institutional Money Market Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Institutional Money Market Fund at July, 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 22, 2009


34     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 82.08% and 0.0%, respectively.





        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     35

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


36     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                With the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09    37

Independent Trustees

---------------------------------------------------------------
                     Position Held   Length of Service
Name and Age         With the Fund   and Term of Office
---------------------------------------------------------------
David R. Bock (65)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------
Mary K. Bush (61)    Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
------------------------------------------------------------------------------------------------------------------------


38    Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 -- present); Private investor
                            (2004 -- 2008); and Senior Executive Vice President, The Bank
                            of New York (financial and securities services) (1986 -- 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09    39

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
--------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager -- Fund Accounting, Administration      None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager -- Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------


40    Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

-------------------------------------------------------------------
                         Position Held      Length of Service
Name and Age             With the Fund      and Term of Office
-------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance   Since 2007. Serves at
                         Officer            the discretion of the
                                            Board.
-------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/09    41

                           This page for your notes.

42     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

                           This page for your notes.

        Pioneer Institutional Money Market Fund | Annual Report | 7/31/09     43

                           This page for your notes.

44     Pioneer Institutional Money Market Fund | Annual Report | 7/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com




This report must be accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.











Pioneer Treasury
Reserves Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2009
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   ITAXX
Class Y   ITMXX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Performance Update                                                            9

Comparing Ongoing Fund Expenses                                              11

Schedule of Investments                                                      13

Financial Statements                                                         15

Notes to Financial Statements                                                20

Report of Independent Registered Public Accounting Firm                      26

Trustees, Officers and Service Providers                                     27


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     3

Portfolio Management Discussion | 7/31/09

In the following interview, Portfolio Manager Seth Roman discusses his style of management and the Pioneer Treasury Reserves Fund's performance over the 12 months ended July 31, 2009. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q The financial markets have recovered to a degree thus far in 2009. What contributed to the turnaround in investor sentiment since the beginning of 2009?

A The introduction of more well-defined initiatives by governments and central banks around the globe this past spring helped to calm investor fears. The unprecedented economic stimulus efforts have eased pressures in the credit markets and helped to stimulate "green shoots" of economic activity. In the United States, the economy is contracting at a slower rate than it was a few months ago. In Europe, Germany and France in particular are seeing encouraging signs of growth. And in China, tax breaks and domestic stimulus efforts have been well received.

     The return of confidence for a potential U.S. economic recovery also was driven by positive economic data, including declining job losses and higher housing starts. That confidence carried over into the financial markets, which witnessed a renewed appetite for higher-risk asset classes since the rally began in March. This shift in risk tolerance has led to reduced interest in safe, high-quality investments, such as U.S. Treasury securities, and increased demand for higher-yielding, higher-risk investments -- such as those with longer maturities or lower credit quality. Consequently, the fixed-income markets have seen some resetting of prices and yields on these securities. (With less aversion to longer maturities and credit risk, prices of these bonds generally rose, and their corresponding yields fell.)

Q    How did the Fund perform for the 12 months ended July 31, 2009?

A For the fiscal year ended July 31, 2009, the Fund performed very well on a comparative basis. Class A shares had a total return of 0.61% -- outperforming the 0.33% average return for the 166 U.S. Treasury Money Market Funds, the Fund's competitive universe, as tracked by Lipper, Inc. The Fund also surpassed the Merrill Lynch 90-day T-bill Index, which returned 0.43% for the same period. By maintaining the Fund's credit integrity amidst great market turmoil and selecting only the highest-quality money market instruments, the Fund's net asset value remained stable at $1.00 a share throughout the period.


4     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Q How did the sharp decline in short-term interest rates affect the Fund's yield?

A With the Federal Reserve Board's (the Fed) aggressive easing of rates early in the fiscal year to stimulate economic growth and infuse liquidity into the financial system, it was quite challenging to find attractive income opportunities that met our strict, high-quality criteria. By December 2008, the Fed had reduced the benchmark Federal funds target rate to a range of 0.0% to 0.25%, where it remained for the balance of the reporting period. In addition, with quality taking on added importance during the height of the financial crisis last fall, the increased demand for the highest-quality securities, such as U.S. Treasury securities, pushed yields on those instruments to nearly zero in the rush for safety.

     Consequently, money market yields declined throughout the reporting period. The Fund's seven-day effective compound yield for Class A shares fell from 1.35% at the start of the reporting period on July 31, 2008, to 0.01% on July 31, 2009.

Q What strategies helped to minimize the impact of market volatility on the portfolio in addition to the Fund's higher-quality bias?

A As losses on Wall Street mounted and fear choked the markets during the first half of the fiscal year, the ensuing lack of liquidity in the short-term markets made it difficult for commercial banks and investment firms to conduct business. This, in turn, complicated our search for suitable investments that met our stringent investment criteria for a time.

     By November, with government initiatives under way to reassure investors, we invested assets in U.S. government agency notes, such as those issued by Federal National Mortgage association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). This strategy, which helped to extend the Fund's average days to maturity and lock in more attractive yields than were offered by overnight repurchase agreements, proved rewarding.

     With market conditions improving in the second half of the reporting period, we added Treasury securities further out on the money market yield curve to lock in the attractive yields for longer periods. This approach meant that we aligned the Fund's assets in a barbell structure, concentrating assets in the short and long ends of the money market maturity range. The barbell configuration helped the Fund to take advantage of higher income opportunities while maintaining liquidity.

     In a declining interest rate environment, it is prudent to increase the average days to maturity to lock in income. Consequently, all of these strategies had the intended effect of lengthening the Fund's average days to maturity from 17 days at the beginning of the period on July 31, 2008, to 73 days by July 31, 2009.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     5

Q In May 2009, the assets of Regions Morgan Keegan (RMK) Select Treasury Money Market Fund were acquired by Pioneer Treasury Reserves Fund. How did the reorganization affect the management of the Fund?

A Given that both funds have similar investment goals, -- investing at least 80% of their total net assets in U.S. Treasury securities with the balance in agency securities or repurchase agreements, the reorganization was rather seamless.

     In the final months of the Fund's fiscal year, however, we took advantage of seasonal factors to add U.S. Treasuries when demand was low and their yields experienced temporary increases to attract buyers.

Q    What is your outlook?

A With improvement in the economic landscape, many investors have shifted away from a safe-haven mentality to more of a risk-taking strategy. This school of thought believes that the foundation for a recovery is in place: the capital and credit markets are functioning; an accommodative monetary policy and massive fiscal stimulus are having their intended effect -- differentiating the Great Recession from the Great Depression; deleveraging (the paying down of debt) and corporate balance sheet improvements continue; the rate of job losses is slowing after initial jobless claims peaked in March 2009; and energy and other commodity prices remain moderate.

     Our outlook is a bit more tempered, however, as many challenges remain for the U.S. economy. Even though the government's stimulus efforts are showing signs of thwarting further deterioration in the financial and economic markets, consumers, who contribute up to 70% of the gross national product, and businesses remain cautious in their spending.

     However these economic factors play out, we are pleased about the discussion among regulators, central bankers, and rating agencies to improve the functioning and regulation of the money market. The Securities and Exchange Commission's proposed reforms for money market fund regulation, which were announced in June, are designed to strengthen safeguards and promote orderly functioning of money market funds.


Please refer to the Schedule of Investments on pages 13-14 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.


6     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     7

Portfolio Summary | 7/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Obligations                                        100%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.     U.S. Treasury Bills, 0.1845%, 8/6/09                              14.94%
 2.     U.S. Treasury Bills, 0.0%, 8/13/09                                14.48
 3.     U.S. Treasury Bills, 0.0%, 10/8/09                                13.78
 4.     U.S. Treasury Bills, 0.177%, 9/24/09                               5.59
 5.     U.S. Treasury Bills, 0.0% 10/1/09                                  5.57
 6.     U.S. Treasury Bills, 0.692%, 12/17/09                              5.26
 7.     U.S. Treasury Bills, 0.5045%, 4/1/10                               4.24
 8.     U.S. Treasury Bills, 0.0%, 11/19/09                                4.23
 9.     U.S. Treasury Bills, 1.4595%, 8/27/09                              4.18
10.     U.S. Treasury Bills, 0.1395%, 8/20/09                              3.93

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Performance Update | 7/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class           7/31/09           7/31/08
       A             $ 1.00            $ 1.00
----------------------------------------------
       Y             $ 1.00            $ 1.00
----------------------------------------------

Distributions per Share: 8/1/08-7/31/09
--------------------------------------------------------------------------------

                 Net Investment         Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
       A            $ 0.0061              $ --              $ --
---------------------------------------------------------------------
       Y            $ 0.0066              $ --              $ --
---------------------------------------------------------------------

Yields per Share*
--------------------------------------------------------------------------------

     Class         7-Day Annualized         7-Day Effective**
       A                0.01%                    0.01%
-------------------------------------------------------------
       Y                0.01%                    0.01%
-------------------------------------------------------------

 * Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends.


Expense Ratio
--------------------------------------------------------------------------------
(Per prospectus dated December 1, 2008)

                       Gross            Net
Class A Shares         0.85%           0.85%
Class Y Shares         0.60%           0.60%

The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     9

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from February 1, 2009 through July 31, 2009.


Share Class                                 A                Y
Beginning Account Value on 2/1/09       $ 1,000.00       $ 1,000.00
-------------------------------------------------------------------
Ending Account Value on 7/31/09         $ 1,000.10       $ 1,000.00
-------------------------------------------------------------------
Expenses Paid During Period*            $     1.93       $     2.03
-------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.39% and 0.41% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2009 through July 31, 2009.


Share Class                                  A                Y
Beginning Account Value on 2/1/09       $ 1,000.00       $ 1,000.00
-------------------------------------------------------------------
Ending Account Value on 7/31/09         $ 1,022.86       $ 1,022.76
-------------------------------------------------------------------
Expenses Paid During Period*            $     1.96       $     2.06
-------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.39% and 0.41% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


12     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Schedule of Investments | 7/31/09


Principal
Amount                                                             Value
                  U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 99.2%
$ 40,000,000      U.S Treasury Bills, 0.0%, 10/1/09                $ 39,971,558
  99,000,000      U.S Treasury Bills, 0.0%, 10/8/09                  98,964,917
  30,400,000      U.S Treasury Bills, 0.0%, 11/19/09                 30,371,053
 104,000,000      U.S Treasury Bills, 0.0%, 8/13/09                 103,995,522
  20,000,000      U.S Treasury Bills, 0.0%, 9/10/09                  19,992,185
  28,200,000      U.S Treasury Bills, 0.1395%, 8/20/09               28,198,260
  40,120,000      U.S Treasury Bills, 0.177%, 9/24/09                40,110,086
 107,300,000      U.S Treasury Bills, 0.1845%, 8/6/09               107,289,746
  12,000,000      U.S Treasury Bills, 0.2545%, 12/3/09               11,989,603
  25,000,000      U.S Treasury Bills, 0.2820%, 11/27/09              24,977,283
   5,000,000      U.S Treasury Bills, 0.2945%, 10/29/09               4,996,441
   8,945,000      U.S Treasury Bills, 0.3045%, 12/10/09               8,936,763
   2,000,000      U.S Treasury Bills, 0.3195%, 12/31/09               1,997,338
   8,500,000      U.S Treasury Bills, 0.3295%, 12/24/09               8,490,265
  23,250,000      U.S Treasury Bills, 0.36%, 9/17/09                 23,245,696
   4,000,000      U.S Treasury Bills, 0.417%, 6/10/10                 3,985,590
   3,000,000      U.S Treasury Bills, 0.4445%, 6/3/10                 2,988,872
  30,530,000      U.S Treasury Bills, 0.5045%, 4/1/10                30,442,655
   3,915,000      U.S Treasury Bills, 0.507%, 7/1/10                  3,896,428
  18,770,000      U.S Treasury Bills, 0.5145%, 2/11/10               18,731,060
  12,000,000      U.S Treasury Bills, 0.5145%, 5/6/10                11,956,890
  10,000,000      U.S Treasury Bills, 0.5795%, 4/8/10                 9,967,244
  37,845,000      U.S Treasury Bills, 0.692%, 12/17/09               37,795,678
  10,000,000      U.S Treasury Bills, 0.8445%, 10/22/09               9,995,900
  30,000,000      U.S Treasury Bills, 1.4595%, 8/27/09               29,997,337
   1,000,000      U.S. Treasury Notes, 3.5%, 11/15/09                 1,008,600
   3,760,000      U.S. Treasury Notes, 3.5%, 2/15/10                  3,819,181
                                                                   ------------
                                                                   $718,112,151
-------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                  (Cost $718,112,151)                              $718,112,151
-------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.2%
                  (Cost $718,112,151) (a)                          $718,112,151
-------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- 0.8%             $  6,037,742
-------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                       $724,149,893
-------------------------------------------------------------------------------

(a) At July 31, 2009, the cost for federal income tax purposes was $718,112,151.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

The accompanying notes are an integral part of these financial statements.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     13

  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets:

                                         Level 1     Level 2        Level 3     Total
U.S. Government & Agency Obligations       $--    $718,112,151        $--    $718,112,151
-----------------------------------------------------------------------------------------
Total                                      $--    $718,112,151        $--    $718,112,151
-----------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

14     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Statement of Assets and Liabilities | 7/31/09

ASSETS:
  Investment in securities, at value (cost $718,112,151)      $718,112,151
  Cash                                                          12,051,826
  Receivables --
   Fund shares sold                                              1,624,841
   Interest                                                         68,130
   Due from Pioneer Investment Management, Inc.                    117,652
  Other                                                             62,218
--------------------------------------------------------------------------
     Total assets                                             $732,036,818
--------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $  5,998,574
   Fund shares repurchased                                       1,752,847
   Dividends                                                         3,908
  Due to affiliates                                                 11,155
  Accrued expenses                                                 120,441
--------------------------------------------------------------------------
     Total liabilities                                        $  7,886,925
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $724,153,801
  Distributions in excess of net investment income                  (3,908)
--------------------------------------------------------------------------
     Total net assets                                         $724,149,893
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $651,773,225/652,001,084 shares)          $       1.00
  Class Y (based on $72,376,668/72,263,241 shares)            $       1.00
==========================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     15

Statement of Operations

For the Year Ended 7/31/09


INVESTMENT INCOME:
  Interest                                                     $1,279,039
  Other income                                                    359,728
------------------------------------------------------------------------------------------
     Total investment income                                                    $1,638,767
------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $1,071,533
  Transfer agent fees
   Class A                                                         20,116
   Class Y                                                          1,031
  Distribution fees
   Class A                                                        323,693
  Shareholder communications expense                               19,260
  Administrative reimbursements                                   111,880
  Custodian fees                                                   73,425
  Registration fees                                                46,033
  Professional fees                                                60,696
  Printing expense                                                 47,672
  Fees and expenses of nonaffiliated trustees                      16,529
  Miscellaneous                                                    11,183
------------------------------------------------------------------------------------------
     Total expenses                                                             $1,803,051
     Less management fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                        (723,599)
     Less fees paid indirectly                                                        (101)
------------------------------------------------------------------------------------------
     Net expenses                                                               $1,079,351
------------------------------------------------------------------------------------------
       Net investment income                                                    $  559,416
------------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                              $   68,588
------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $  628,004
==========================================================================================


The accompanying notes are an integral part of these financial statements.

16     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Statement of Changes in Net Assets

For the Years Ended 7/31/08 and 7/31/09, respectively

                                                              Year Ended         Year Ended
                                                               7/31/09            7/31/08
FROM OPERATIONS:
Net investment income                                        $    559,416       $  2,297,343
Net realized gain on investments                                   68,588             63,381
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations      $    628,004       $  2,360,724
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0061 and $0.0252 per share, respectively)     $   (416,318)      $   (628,077)
   Class Y ($0.0066 and $0.0274 per share, respectively)         (327,857)        (1,689,408)
---------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $   (744,175)      $ (2,317,485)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $598,737,213       $219,143,394
Shares issued in reorganization                               640,085,384                 --
Reinvestment of distributions                                     429,624            683,450
Cost of shares repurchased                                   (600,146,152)      (232,568,099)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                 $639,106,069       $(12,741,255)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                     $638,989,898       $(12,698,016)
NET ASSETS:
Beginning of year                                              85,159,995         97,858,011
---------------------------------------------------------------------------------------------
End of year                                                  $724,149,893       $ 85,159,995
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $     (3,908)      $    (13,041)
---------------------------------------------------------------------------------------------


                                      '09 Shares        '09 Amount        '08 Shares       '08 Amount
Class A
Shares sold                           388,553,321    $  388,401,206      113,603,297    $  113,603,297
Shares issued in reorganization       640,085,384       640,085,384               --                --
Reinvestment of distributions             398,468           398,468          548,854           548,854
Less shares repurchased              (424,779,557)     (424,779,557)     (92,653,003)      (92,653,004)
------------------------------------------------------------------------------------------------------
   Net increase                       604,257,616    $  604,105,501       21,499,148    $   21,499,147
------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           210,334,740    $  210,336,007      105,540,097    $  105,540,097
Reinvestment of distributions              31,156            31,156          134,596           134,596
Less shares repurchased              (175,366,595)     (175,366,595)    (139,915,095)     (139,915,095)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)             34,999,301    $   35,000,568      (34,240,402)   $  (34,240,402)
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     17

Financial Highlights

                                                                      Year Ended   Year Ended  Year Ended  Year Ended   Year Ended
                                                                        7/31/09      7/31/08    7/31/07    7/31/06 (a)    7/31/05
Class A
Net asset value, beginning of period                                    $  1.00      $ 1.00      $ 1.00      $ 1.00      $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                  $  0.01      $ 0.03      $ 0.05      $ 0.03      $   0.02
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                  $ (0.01)     $ (0.03)    $ (0.05)    $ (0.03)    $  (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                   $    --      $    --     $    --     $    --     $   0.00(
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $  1.00      $ 1.00      $ 1.00      $ 1.00      $   1.00
===================================================================================================================================
Total return*                                                              0.61%        2.55%       4.59%       3.36%        1.62%
Ratio of net expenses to average net assets+                               0.39%        0.85%       0.68%       0.90%        0.70%
Ratio of net investment income to average net assets+                      0.12%        2.37%       4.55%       3.36%        1.62%
Net assets, end of period (in thousands)                                $651,773     $47,807     $26,293     $31,687     $ 70,793
Ratios with no waiver of management fees and assumption of expenses by the adviser and no reduction for fees paid indirectly:
 Net expenses                                                              0.69%        0.85%       0.68%       0.92%        0.69%
 Net investment income (loss)                                             (0.18)%       2.37%       4.55%       3.34%        1.63%
Ratios with waiver of management fees and assumption of expenses by the adviser and reduction for fees paid indirectly:
 Net expenses                                                              0.39%        0.84%       0.68%       0.90%        0.70%
 Net investment income                                                     0.12%        2.38%       4.55%       3.36%        1.62%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if the sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

18    Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

                                                                     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                                       7/31/09     7/31/08     7/31/07   7/31/06 (a)   7/31/05
Class Y
Net asset value, beginning of period                                   $ 1.00      $ 1.00     $ 1.00      $ 1.00      $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                 $ 0.01      $ 0.03     $ 0.05      $ 0.03      $   0.02
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                 $ (0.01)    $ (0.03)   $ (0.05)    $ (0.03)    $  (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                  $    --     $    --    $    --     $    --     $   0.00(b)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 1.00      $ 1.00     $ 1.00      $ 1.00      $   1.00
=================================================================================================================================
Total return*                                                             0.66%       2.78%      4.76%       3.56%        1.67%
Ratio of net expenses to average net assets+                              0.41%       0.60%      0.56%       0.69%        0.65%
Ratio of net investment income to average net assets+                     0.55%       2.84%      4.66%       3.59%        1.60%
Net assets, end of period (in thousands)                               $72,377     $37,353    $71,565     $69,387     $ 96,014
Ratios with no waiver of management fees and assumption of expenses by the adviser and no reduction for fees paid indirectly:
 Net expenses                                                             0.54%       0.60%      0.56%       0.72%        0.85%
 Net investment income                                                    0.42%       2.84%      4.66%       3.57%        1.40%
Ratios with waiver of management fees and assumption of expenses by the adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.41%       0.60%      0.56%       0.69%        0.65%
 Net investment income                                                    0.55%       2.84%      4.66%       3.59%        1.60%
---------------------------------------------------------------------------------------------------------------------------------

(a) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/09    19

Notes to Financial Statements | 7/31/09

1. Organization and Significant Accounting Policies

Pioneer Treasury Reserves Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


20     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2009, the Fund has reclassified $193,892 to decrease distributions in excess of net investment income, $129,358 to decrease accumulated net realized gain on investments and $64,534 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008, was as follows:


                                      2009            2008
   Distributions paid from:
   Ordinary income                  $744,175       $2,317,485
--------------------------------------------------------------
     Total                          $744,175       $2,317,485
--------------------------------------------------------------


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     21

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:


                                                      2009
   Distributable earnings:
   Current year dividend payable                   $ (3,908)
--------------------------------------------------------------
      Total                                        $ (3,908)
--------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund. Class Y shares are not subject to a distribution plan (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A and Class Y shares can bear different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


22     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. For the year ended July 31, 2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.26% of the Fund's average daily net assets.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee in an effort to maintain a net asset value of $1.00 per share. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of avoiding a negative yield or increasing the Fund's yield during the period of the limitation. This expense limitation is voluntary and temporary and may be revised or terminated at any time without notice.

As of May 15, 2009, due to the reorganization of Regions Morgan Keegan Select Treasury Money Market Fund into the Fund, PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Class A expenses to 0.65% of the average daily net assets attributable to Class A shares. This expense limitation is in effect through June 1, 2011.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,638, in management fees, administrative costs and certain other fees payable to PIM at July 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, The Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2009, out-of-pocket expenses by class of shares were as follows:


 Shareholder Communications:
 Class A                              $19,260
 Class Y                                   --
---------------------------------------------
  Total                               $19,260
---------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,800, in transfer agent fees payable to PIMSS at July 31, 2009.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     23

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A shares. Pursuant to the Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, 0.15% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Prior to February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.15% of the average daily net assets attributable to Class A shares. There are no distribution or service fees charged for Class Y shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,283 in distribution fees payable from PFD at July 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2009, CDSCs in the amount of $19 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2009, the Fund's expenses were reduced by $101 under such arrangements.

6. Merger Information

On May 15, 2009, beneficial owners of Regions Morgan Keegan Select Treasury Money Market Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging all of Regions Morgan Keegan Select Treasury Money Market Fund's net assets in Class A and Class I shares for Pioneer Treasury Reserves Fund's shares, based on Pioneer Treasury Reserves Fund's Class A shares' ending net asset value. The following charts show the details of the reorganization as of that Closing Date.


24     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

----------------------------------------------------------------------------------------------
                                                  Regions Morgan
                           Pioneer                Keegan Select          Pioneer
                           Treasury               Treasury Money         Treasury
                           Reserves Fund          Market Fund            Reserves Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------------
 Net Assets
 Class A                   $125,927,804           $640,085,384           $766,013,188
 Class Y                   $ 67,735,885           $         --           $ 67,735,885
----------------------------------------------------------------------------------------------
 Total Net Assets          $193,663,689           $640,085,384           $833,749,073
----------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                    125,828,080            640,085,384            765,913,464
 Class Y                     67,609,848                     --             67,609,848
 Shares Issued in
  Reorganization
 Class A                                                                  640,085,384
 Class Y                                                                           --

-------------------------------------------------------------------------
                                          Unrealized
                                          Appreciation/     Accumulated
                                          Depreciation      Gain On
                                          On Closing Date   Closing Date
-------------------------------------------------------------------------
 Regions Morgan Keegan Select
 Treasury Money Market Fund               $--               $2,302,593
-------------------------------------------------------------------------

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through September 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 78.04%.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Treasury Reserves Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Treasury Reserves Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Treasury Reserves Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
September 22, 2009

26     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     27

Interested Trustees

----------------------------------------------------------------------------------
                               Position Held             Length of Service
Name and Age                   With the Fund             and Term of Office
----------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*       Chairman of the Board,    Trustee since 2005.
                               Trustee and President     Serves until a successor
                                                         trustee is elected or
                                                         earlier retirement or
                                                         removal.
----------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*      Trustee and Executive     Trustee since 2008.
                               Vice President            Serves until a successor
                                                         trustee is elected or
                                                         earlier retirement or
                                                         removal.
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                   Principal Occupation During Past Five Years                       Held by this Trustee
----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*       Deputy Chairman and a director of Pioneer Global Asset            None
                               Management S.p.A. ("PGAM"); Non-Executive Chairman
                               and a Director of Pioneer Investment Management USA Inc.
                               ("PIM-USA"); Chairman and a director of Pioneer;
                               Chairman and Director of Pioneer Institutional Asset
                               Management, Inc. (since 2006); Director of Pioneer
                               Alternative Investment Management Limited (Dublin);
                               President and a Director of Pioneer Alternative Investment
                               Management (Bermuda) Limited and affiliated funds; Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until
                               June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                               Counseling, Inc.; President and Director of Pioneer Funds
                               Distributor, Inc. ("PFD") (until May 2006);
                               President of all of the Pioneer Funds; and Of Counsel,
                               Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*      Director, CEO and President of Pioneer Investment Management      None
                               USA Inc. (since February 2007); Director and President of
                               Pioneer Investment Management, Inc. and Pioneer
                               Institutional Asset Management, Inc. (since February 2007);
                               Executive Vice President of all of the Pioneer Funds (since
                               March 2007); Director of Pioneer Global Asset Management
                               S.p.A. (since April 2007); Head of New Markets Division,
                               Pioneer Global Asset Management S.p.A. (2000-2007)
----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

28    Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Independent Trustees


----------------------------------------------------------------------------------
                               Position Held             Length of Service
Name and Age                   With the Fund             and Term of Office
----------------------------------------------------------------------------------
David R. Bock (65)             Trustee                   Trustee since 2005.
                                                         Serves until a successor
                                                         trustee is elected or
                                                         earlier retirement or
                                                         removal.
----------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee                             Trustee since 2005.
                                                         Serves until a successor
                                                         trustee is elected or
                                                         earlier retirement or
                                                         removal.
----------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                   Principal Occupation During Past Five Years                       Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)             Managing Partner, Federal City Capital Advisors (boutique         Director of Enterprise
                               merchant bank) (1997 to 2004 and 2008 - present); and             Community Investment, Inc.
                               Executive Vice President and Chief Financial Officer,             (privately held affordable
                               I-trax, Inc. (publicly traded health care services company)       housing finance company);
                               (2004 - 2007)                                                     Director of New York Mort-
                                                                                                 gage Trust (publicly traded
                                                                                                 mortgage REIT); and Direc-
                                                                                                 tor of Oxford Analytica, Inc.
                                                                                                 (privately held research and
                                                                                                 consulting company)
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)              President, Bush International, LLC (international financial       Director of Marriott Interna-
                               advisory firm)                                                    tional, Inc.; Director of
                                                                                                 Discover Financial Services
                                                                                                 (credit card issuer and
                                                                                                 electronic payment services);
                                                                                                 Director of Briggs & Stratton
                                                                                                 Co. (engine manufacturer);
                                                                                                 Director of UAL Corporation
                                                                                                 (airline holding company);
                                                                                                 Director of Mantech Interna-
                                                                                                 tional Corporation (national
                                                                                                 security, defense, and intel-
                                                                                                 ligence technology firm);
                                                                                                 and Member, Board of
                                                                                                 Governors, Investment
                                                                                                 Company Institute
----------------------------------------------------------------------------------------------------------------------

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     29

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 -- present); Private investor
                            (2004 -- 2008); and Senior Executive Vice President, The Bank
                            of New York (financial and securities services) (1986 -- 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------

30    Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

Fund Officers

-------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
-------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------

Fund Officers


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager -- Fund Accounting, Administration      None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager -- Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/09   31

----------------------------------------------------------------------
                         Position Held      Length of Service
Name and Age             With the Fund      and Term of Office
----------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance   Since 2007. Serves at
                         Officer            the discretion of the
                                            Board.
----------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
---------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
---------------------------------------------------------------------------------------------------------------


32    Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

                           This page for your notes.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     33

                           This page for your notes.

34     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

                           This page for your notes.

                 Pioneer Treasury Reserves Fund | Annual Report | 7/31/09     35

                           This page for your notes.

36     Pioneer Treasury Reserves Fund | Annual Report | 7/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.














Pioneer Classic
Balanced Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2009
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   AOBLX
Class B   ASBBX
Class C   PCBCX
Class Y   AYBLX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          38

Notes to Financial Statements                                                 46

Report of Independent Registered Public Accounting Firm                       55

Trustees, Officers and Service Providers                                      57


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2     Pioneer Classic Balanced Fund | Annual Report | 7/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09     3

Portfolio Management Discussion | 7/31/09

Concerns about the potential impacts of a worldwide credit crisis faded in the early months of 2009, leading to a revival of stock prices and a comeback by credit-sensitive bonds. The market recovery, however, was not enough to erase the effects of the sharp declines during the final months of 2008. In the following interview, Portfolio Managers Walter Hunnewell, Jr. and Richard Schlanger discuss the factors that influenced the performance of Pioneer Classic Balanced Fund during the 12 months ended July 31, 2009. Mr. Hunnewell manages the equity portfolio of the Fund, while Mr. Schlanger oversees the Fund's fixed-income portfolio.

Q  How did the Fund perform during the 12 months ended July 31, 2009?

A Pioneer Classic Balanced Fund Class A shares had a total return of -4.95% at net asset value during the 12 months ended July 31, 2009. During the same period, the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500), returned -19.95%, and the Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index returned 7.14%, and the average return of the 510 funds in Lipper's Mixed-Asset Target Allocation/Moderate category was -9.65%.

Q What were the principal factors affecting the Fund's performance over the 12 months ended July 31, 2009?

A The volatility in both the stock and bond markets had a strong impact on results, although the overall conservative positioning of the Fund helped it outperform its Lipper peers both when the markets were falling and when they started to revive. At the end of the Fund's fiscal year on July 31, 2009, about 64% of Fund assets were invested in equities, with the remaining 36% invested in fixed-income securities. While that allocation represented a substantial increase in stock investments from the midway point in the fiscal year, when stocks accounted for just 56% of Fund assets, the change was largely the result of price appreciation of the stock holdings rather than any deliberate policy change.

   The 12-month period ended July 31, 2009, really was divided into two distinct periods, marked by very different investment environments. During the final months of 2008 and the first few months of 2009, a widening credit crisis resulted in the collapse or near-collapse of several major financial institutions and the near seizing up of credit markets vital to the flow of money in commerce. Faced with growing worries about the health of the global economic system, investors largely tried to avoid credit risk, fleeing stocks and credit-sensitive bonds while gravitating to investments with little


4     Pioneer Classic Balanced Fund | Annual Report | 7/31/09
   credit risk, notably Treasuries and other government securities. That risk-averse sentiment began to change, starting in March 2009, as investors regained confidence that monetary actions by central banks and aggressive government fiscal policies, both by the United States government and those of other major economic powers, would help avert a major global depression. Consistent with previous market behavior anticipating a cyclical economic recovery, investors began taking on more risk, and the capital markets reacted, with stocks and credit-sensitive bonds beginning to rise in value while Treasuries began to lose some of their gains. As in past market recoveries, performance tended to be led by lower-quality stocks and lower-rated corporate bonds.

Q What changes did you make in the Fund's fixed-income portfolio over the 12 months ended July 31, 2009, and how did they affect performance?

A During the first half of the period, we placed the greatest emphasis on government agency mortgages, which then accounted for more than half the Fund's fixed-income assets. The Fund also had some exposure to Treasuries, although we did not make a major commitment because they seemed to be richly priced. Corporate bonds, especially lower-rated issues, were de-emphasized. In the second half of the period, the credit spreads (or yield premiums over Treasuries) of corporate bonds became compelling, and we increased the Fund's investments in the corporate sector while reducing its exposure to government agency mortgages. While we did not abandon mortgages completely, the predominant move was to trade the Fund's AAA-rated mortgage-backed securities for A and BBB-rated corporate bonds. By the end of the fiscal year on July 31, 2009, 25% of the Fund's fixed-income assets were invested in A-rated bonds, while 26% were invested in BBB-rated securities. (BBB-rated and higher-rated corporates are considered to be inve stment-grade securities.) In contrast, the Fund's allocation to mortgage-backed securities stood at 31% of fixed-income assets on July 31, 2009, compared to about 55% early in the fiscal year and about 44% at the midway point of the period. Throughout the period, the Fund had only a modest commitment to below-investment-grade corporates, which accounted for just 6% of Fund assets at the end of the period. The average credit quality of the Fund's fixed-income investments was A on July 31, 2009, compared with the A+ average credit quality on January 31, 2009, and AA- at the start of the fiscal year on August 1, 2008. The fixed-income portfolio's average effective duration at July 31, 2009, was
   3.59 years.

   The conservative positioning of the Fund's fixed-income portfolio helped performance over the 12 months ended July 31, 2009. The emphasis on government agency mortgages early in the fiscal year and the Fund's continued exposure as the year progressed helped substantially, as that was the best-performing sector in the fixed-income market for the full 12-month period ended July 31, 2009. The Fund's increased commitment to corporate bonds


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09     5
   in the second half of the fiscal year also helped substantially, as corporates staged a brisk rally, especially in the final three months of the period ended July 31, 2009.

Q What changes did you make in the Fund's equity portfolio over the 12 months ended July 31, 2009, and how did they affect performance?

A At the beginning of the fiscal year in August 2009, the Fund had a relatively defensive positioning. Consistent with our long-term discipline, we maintained an emphasis on large-cap companies with better-than-average dividend yields. While sector weightings did not stray far from those of the S&P 500, the Fund's equity portfolio was underweighted in energy and financials stocks and overweighted in health care and materials. As the economy weakened, we reduced the Fund's exposure to the materials sector and placed more emphasis on health care and consumer staples, two traditionally defensive areas. Energy, which had been the Fund's largest underweighted position, grew to be about equal-weighted compared with the market by the end of the fiscal year at July 31, 2009. The Fund's equity portfolio was underweighted in financials throughout most of the 12-month period, except during the first calendar quarter.

   The Fund's conservative positioning, combined with good stock selection within sectors, helped the equity portfolio outperform the S&P 500 for the 12 months ended July 31, 2009, with much of the outperformance coming in the second six months. By sector, the Fund's underweighting of financials and overweight positions to the consumer staples and consumer discretionary areas supported relative performance, while its underweighted position in information technology and overweighted position in industrials held back relative performance.

   Among individual stock holdings, the largest contributor to the Fund's return relative to the S&P 500 was Teva Pharmaceuticals, the Israeli pharmaceuticals corporation, which is the world's largest manufacturer of generic drugs and also manufactures some successful branded products. Other positive contributors included tobacco company Lorillard, pharmaceuticals corporation Bristol-Myers Squibb, and fast-food giant McDonald's.

   Avoiding General Electric also had a positive influence on the Fund's performance, as the company's financials operations were hurt by the credit crisis and its industrials operations were affected by the weakening economy. And avoiding Citigroup, the major financials institution, also had a positive impact on the Fund's relative results.

   The Fund's biggest performance detractor during the 12-month period ended July 31, 2009, was Freeport McMoRan, the world's largest copper miner, which we eventually sold from the portfolio. Stocks that also hurt the


6     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

   Fund's performance over the final six months of the period included Abbott Labs and Bank of America. Not owning Apple also turned out to be a drag on the Fund's results, as its iPhone product proved to be a big success.

   In trading activity, we trimmed the Fund's positions in two other disappointing performers: Nokia, the Finnish telecommunications equipment manufacturer, which lost market share in the smart phone category; and Corning, which was affected by declining demand for LCD monitors for high definition television sets and computer monitors. In addition, we liquidated the Fund's position in Potash Corporation of Saskatchewan, a fertilizer producer, as we believed there were better materials sector opportunities in other names.

Q  What is your outlook for investing in the capital markets?

A While the stock market recovery over the second half of the Fund's fiscal year saw the S&P 500 gain more than 21%, it is important to recognize the fact that the stock market still finished the full 12-month period (through July 31, 2009) at nearly 20% below where it was a year earlier. While stock valuations have demonstrated strong resiliency in recent months, we remain cautious about the near-term outlook for equities, as well as for the overall economy. At July 31, 2009, corporate earnings had not yet shown year-over-year growth, unemployment continued to increase and consumer spending remained lethargic. We do see evidence of stabilization in the economy. As a consequence, the Fund's equity portfolio has remained underweight to the financials sector, where we expect to see more problems in areas such as commercial real estate and corporate lending. At the same time, the Fund ended the year overweight to consumer staples and health care, two areas traditionally less dependent on the economic cycle. We also have upgraded the overall quality of the Fund's holdings, taking profits by selling or reducing positions in some of the investments that performed well late in the Fund's fiscal year. We continue to look for companies with higher-than-average dividend yields and the ability to improve their earnings even in a subdued economic environment.

   In the fixed-income market, we anticipate that interest rates are likely to fluctuate in a relatively narrow range over the near term, which should be favorable for mortgages. We also anticipate that the Federal Reserve Board may begin unwinding some of its more aggressive actions, such as the purchase of Treasuries. While we anticipate that the economy eventually will show new signs of growth, we believe that any recovery is more likely to be moderate and gradual rather than sharp. After the significant gains by corporate bonds in the final six months of the Fund's fiscal year, we think that their yield advantages over higher-quality securities have become less appealing. We expect to closely monitor investments exposed to any credit


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09     7
   risk, and we are unlikely further to reduce the Fund's exposure to mortgages. At the same time, we do not anticipate significantly increasing the Fund's investments in Treasuries, at least in the near term.

Please refer to the Schedule of Investments on pages 17-37 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Portfolio Summary | 7/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                     52.1%
U.S. Corporate  Bonds                                  20.9%
U.S. Government Securities                             10.2%
Temporary Cash Investments                              6.8%
Depositary Receipts for International Stocks            6.5%
Asset Backed Securities                                 1.2%
Collateralized Mortgage Obligations                     1.1%
Preferred  Domestic                                     1.0%
Convertible Corporate Bonds                             0.1%
Foreign Government  Bonds                               0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                             19.0%
Health Care                                            12.2%
Government                                             12.0%
Information Technology                                 11.8%
Energy                                                  9.9%
Consumer  Staples                                       9.4%
Industrials                                             8.4%
Consumer Discretionary                                  7.6%
Materials                                               4.2%
Telecommunication Services                              3.4%
Utilities                                               2.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

    1.    Phillip Morris International, Ltd.           3.05%
    2.    Teva Pharmaceutical Industries, Ltd.         2.85
    3.    Hewlett-Packard Co.                          2.50
    4.    Lazard, Ltd.                                 2.46
    5.    Diamond Offshore Drilling, Inc.              2.26
    6.    Bristol-Myers Squibb Co.                     2.20
    7.    United Technologies Corp.                    2.09
    8.    McDonald's Corp.                             2.09
    9.    Cisco Systems, Inc.                          1.94
   10.    Abbott Laboratories, Ltd.                    1.88

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09     9

Prices and Distributions | 7/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class     7/31/09           7/31/08
       A       $ 7.93            $ 8.65
-------------------------------------------
       B       $ 7.88            $ 8.61
-------------------------------------------
       C       $ 7.91            $ 8.63
-------------------------------------------
       Y       $ 7.93            $ 8.65
-------------------------------------------

Distributions per Share: 8/1/08-7/31/09
--------------------------------------------------------------------------------

                 Net Investment       Short-Term        Long-Term
    Class           Income          Capital Gains     Capital Gains
      A             $0.2629           $ --              $ --
      B             $0.2068           $ --              $ --
      C             $0.1976           $ --              $ --
      Y             $0.2887           $ --              $ --

--------------------------------------------------------------------------------
The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital (formerly Lehman Brothers) Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.


10     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Performance Update | 7/31/09                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2009)
-----------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
-----------------------------------------------------------------------------
 10 Years                                 3.49%           3.01%
 5 Years                                  2.86            1.92
 1 Year                                  -4.95           -9.25
-----------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------------
                                         Gross           Net
-----------------------------------------------------------------------------
                                          1.30%           1.16%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Barclays Capital
               Pioneer Classic         Government/Credit       Standard & Poor's
                Balanced Fund             Bond Index              500 Index
7/99                9,550                   10,000                   10,000
                    9,452                   10,572                   10,897
7/01               10,768                   11,915                    9,336
                    9,955                   12,735                    7,131
7/03               10,785                   13,641                    7,890
                   11,687                   14,285                    8,928
7/05               12,894                   14,991                   10,182
                   13,864                   15,127                   10,729
7/07               15,309                   15,986                   12,460
                   14,157                   16,974                   11,078
7/09               13,456                   18,186                    8,868

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     11

Performance Update | 7/31/09                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.

 Average Annual Total Returns
 (As of July 31, 2009)
-----------------------------------------------------------------------------
                                         If              If
 Period                                  Held            Redeemed
-----------------------------------------------------------------------------
 10 Years                                 2.66%          2.66%
 5 Years                                  1.96           1.96
 1 Year                                  -5.82          -9.48
-----------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------------
                                         Gross          Net
-----------------------------------------------------------------------------
                                         2.13%          2.06%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Barclays Capital
               Pioneer Classic         Government/Credit       Standard & Poor's
                Balanced Fund             Bond Index              500 Index
7/99               10,000                   10,000                   10,000
                    9,820                   10,572                   10,897
7/01               11,100                   11,915                    9,336
                   10,194                   12,735                    7,131
7/03               10,963                   13,641                    7,890
                   11,795                   14,285                    8,928
7/05               12,904                   14,991                   10,182
                   13,750                   15,127                   10,729
7/07               15,052                   15,986                   12,460
                   13,799                   16,974                   11,078
7/09               12,996                   18,186                    8,868

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


12     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Performance Update | 7/31/09                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2009)
-----------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
-----------------------------------------------------------------------------
 10 Years                                  2.71%           2.71%
 5 Years                                   2.07            2.07
 1 Year                                   -5.79           -5.79
-----------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------------
                                          Gross           Net
-----------------------------------------------------------------------------
                                           2.10%           2.06%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Barclays Capital
               Pioneer Classic         Government/Credit       Standard & Poor's
                Balanced Fund             Bond Index              500 Index
7/99               10,000                   10,000                   10,000
                    9,820                   10,572                   10,897
7/01               11,100                   11,915                    9,336
                   10,194                   12,735                    7,131
7/03               10,963                   13,641                    7,890
                   11,795                   14,285                    8,928
7/05               12,904                   14,991                   10,182
                   13,825                   15,127                   10,729
7/07               15,144                   15,986                   12,460
                   13,871                   16,974                   11,078
7/09               13,068                   18,186                    8,868

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     13

Performance Update | 7/31/09                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of July 31, 2009)
-----------------------------------------------------------------------------
                                          If              If
 Period                                   Held            Redeemed
-----------------------------------------------------------------------------
 10 Years                                  3.72%        3.72%
 5 Years                                   3.15         3.15
 1 Year                                   -4.62        -4.62
-----------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated December 1, 2008)
-----------------------------------------------------------------------------
                                          Gross        Net
-----------------------------------------------------------------------------
                                           0.80%        0.80%
-----------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                       Barclays Capital
               Pioneer Classic         Government/Credit       Standard & Poor's
                Balanced Fund             Bond Index              500 Index
7/99               10,000                   10,000                   10,000
                    9,910                   10,572                   10,897
7/01               11,307                   11,915                    9,336
                   10,485                   12,735                    7,131
7/03               11,376                   13,641                    7,890
                   12,345                   14,285                    8,928
7/05               13,628                   14,991                   10,182
                   14,703                   15,127                   10,729
7/07               16,294                   15,986                   12,460
                   15,113                   16,974                   11,078
7/09               14,414                   18,186                    8,868

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2009 through July 31, 2009.

 Share Class                       A                B               C               Y
 Beginning Account Value       $1,000.00        $1,000.00       $1,000.00       $1,000.00
 on 2/1/09
-----------------------------------------------------------------------------------------
 Ending Account Value          $1,202.25        $1,197.00       $1,196.01       $1,203.99
 on 7/31/09
-----------------------------------------------------------------------------------------
 Expenses Paid                 $    6.33        $   11.22       $   11.22       $    4.86
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.89% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2009 through July 31, 2009.

 Share Class                       A               B               C               Y
 Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 on 2/1/09
-----------------------------------------------------------------------------------------
 Ending Account Value          $1,019.04       $1,014.58       $1,014.58       $1,020.38
 on 7/31/09
-----------------------------------------------------------------------------------------
 Expenses Paid                 $    5.81       $   10.29       $   10.29       $    4.46
 During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.89% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).


16     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Schedule of Investments | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             CONVERTIBLE CORPORATE BONDS -- 0.1%
                                             BANKS -- 0.1%
                                             Regional Banks -- 0.1%
$   280,000                       A/A3       National City Corp., 4.0%, 2/1/11                $    277,900
----------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $246,394)                                  $    277,900
----------------------------------------------------------------------------------------------------------
 Shares
                                             PREFERRED STOCKS -- 1.1%
                                             DIVERSIFIED FINANCIALS -- 1.1%
                                             Asset Management & Custody Banks -- 0.8%
     67,720                                  Legg Mason, Inc., 7.0%, 6/30/11                  $  2,103,383
----------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.3%
        905                                  Bank of America Corp., 7.25%, 12/31/49 (c)       $    760,200
----------------------------------------------------------------------------------------------------------
                                             TOTAL PREFERRED STOCKS
                                             (Cost $2,093,257)                                $  2,863,583
----------------------------------------------------------------------------------------------------------
                                             COMMON STOCKS -- 62.0%
                                             ENERGY -- 7.0%
                                             Integrated Oil & Gas -- 1.6%
     15,000                                  Occidental Petroleum Corp.                       $  1,070,100
     57,557                                  Royal Dutch Shell Plc (A.D.R.)                      3,029,800
                                                                                              ------------
                                                                                              $  4,099,900
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 2.2%
     65,928                                  Diamond Offshore Drilling, Inc. (c)              $  5,924,949
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.3%
      7,011                                  Schlumberger, Ltd.                               $    375,089
     25,784                                  Weatherford International, Inc.*                      483,708
                                                                                              ------------
                                                                                              $    858,797
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 2.2%
     32,025                                  Anadarko Petroleum Corp.                         $  1,543,605
     21,854                                  Apache Corp.                                        1,834,643
     34,661                                  Devon Energy Corp.                                  2,013,457
     12,415                                  Southwestern Energy Co.*                              514,353
                                                                                              ------------
                                                                                              $  5,906,058
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transportation -- 0.7%
     84,108                                  EL Paso Corp.                                    $    846,126
     48,401                                  Spectra Energy Corp.                                  888,642
                                                                                              ------------
                                                                                              $  1,734,768
                                                                                              ------------
                                             Total Energy                                     $ 18,524,472
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     17

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             MATERIALS -- 3.4%
                                             Diversified Metals & Mining -- 1.4%
$    22,089                                  Rio Tinto Plc (A.D.R.) (c)                       $  3,701,675
----------------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.6%
     18,473                                  Monsanto Co.                                     $  1,551,732
----------------------------------------------------------------------------------------------------------
                                             Industrial Gases -- 0.7%
     14,487                                  Air Products & Chemicals, Inc.                   $  1,080,730
     19,630                                  Airgas, Inc.                                          875,105
                                                                                              ------------
                                                                                              $  1,955,835
----------------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.5%
     63,288                                  Packaging Corp. of America                       $  1,244,875
----------------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.2%
     14,823                                  Ecolab, Inc.                                     $    615,303
                                                                                              ------------
                                             Total Materials                                  $  9,069,420
----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 6.0%
                                             Aerospace & Defense -- 2.2%
      6,000                                  Precision Castparts Corp.                        $    478,860
    100,452                                  United Technologies Corp.                           5,471,620
                                                                                              ------------
                                                                                              $  5,950,480
----------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 2.8%
    129,785                                  Emerson Electric Co. (c)                         $  4,721,578
     62,119                                  Rockwell International Corp.                        2,572,348
                                                                                              ------------
                                                                                              $  7,293,926
----------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.3%
     12,588                                  3M Co.                                           $    887,706
----------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.7%
     39,183                                  Kennametal, Inc.                                 $    835,382
     17,013                                  SPX Corp.                                             898,627
                                                                                              ------------
                                                                                              $  1,734,009
                                                                                              ------------
                                             Total Capital Goods                              $ 15,866,121
----------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                             Commercial Printing -- 0.5%
    103,270                                  R.R. Donnelly & Sons Co.                         $  1,435,453
----------------------------------------------------------------------------------------------------------
                                             Office Services & Supplies -- 0.2%
     14,639                                  Avery Dennison Corp.                             $    391,300
                                                                                              ------------
                                             Total Commercial Services & Supplies             $  1,826,753
----------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.4%
                                             Airlines -- 0.4%
    150,400                                  Delta Air Lines, Inc.*(c)                        $  1,042,272
                                                                                              ------------
                                             Total Transportation                             $  1,042,272
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             AUTOMOBILES & COMPONENTS -- 0.6%
                                             Auto Parts & Equipment -- 0.6%
$    65,533                                  Johnson Controls, Inc. (c)                       $  1,695,994
                                                                                              ------------
                                             Total Automobiles & Components                   $  1,695,994
----------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.3%
                                             Household Appliances -- 0.3%
     22,063                                  Snap-On, Inc.                                    $    786,105
                                                                                              ------------
                                             Total Consumer Durables & Apparel                $    786,105
----------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 2.3%
                                             Restaurants -- 2.3%
     99,318                                  McDonald's Corp.                                 $  5,468,449
     30,945                                  Starbucks Corp.*                                      547,727
                                                                                              ------------
                                                                                              $  6,016,176
                                                                                              ------------
                                             Total Consumer Services                          $  6,016,176
----------------------------------------------------------------------------------------------------------
                                             MEDIA -- 2.1%
                                             Movies & Entertainment -- 1.9%
    289,562                                  Regal Entertainment Group (c)                    $  3,602,151
     55,698                                  Viacom, Inc. (Class B)*                             1,289,966
                                                                                              ------------
                                                                                              $  4,892,117
----------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.2%
     19,991                                  McGraw-Hill Co., Inc.                            $    626,718
                                                                                              ------------
                                             Total Media                                      $  5,518,835
----------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.5%
                                             Computer & Electronics Retail -- 0.2%
     29,675                                  Gamestop Corp.*                                  $    649,586
----------------------------------------------------------------------------------------------------------
                                             Department Stores -- 0.3%
     26,029                                  J.C. Penney Co., Inc.                            $    784,774
                                                                                              ------------
                                             Total Retailing                                  $  1,434,360
----------------------------------------------------------------------------------------------------------
                                             FOOD & DRUG RETAILING -- 2.6%
                                             Drug Retail -- 2.6%
    115,615                                  CVS/Caremark Corp.                               $  3,870,790
    100,688                                  Walgreen Co.                                        3,126,362
                                                                                              ------------
                                                                                              $  6,997,152
                                                                                              ------------
                                             Total Food & Drug Retailing                      $  6,997,152
----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 5.5%
                                             Distillers & Vintners -- 0.2%
     47,654                                  Constellation Brands, Inc.*                      $    650,954
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     19

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Packaged Foods & Meats -- 2.3%
$    30,826                                  Nestle SA (A.D.R.)                               $  1,268,644
     95,479                                  The J.M. Smucker Co.                                4,776,814
                                                                                              ------------
                                                                                              $  6,045,458
----------------------------------------------------------------------------------------------------------
                                             Tobacco -- 3.0%
    171,230                                  Phillip Morris International, Ltd.               $  7,979,318
                                                                                              ------------
                                             Total Food, Beverage & Tobacco                   $ 14,675,730
----------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                             Household Products -- 0.3%
     10,445                                  Colgate-Palmolive Co.                            $    756,636
                                                                                              ------------
                                             Total Household & Personal Products              $    756,636
----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 2.7%
                                             Health Care Distributors -- 1.4%
     76,026                                  McKesson Corp.                                   $  3,888,730
----------------------------------------------------------------------------------------------------------
                                             Health Care Equipment -- 0.8%
     13,493                                  Baxter International, Inc.                       $    760,600
     23,894                                  Zimmer Holdings, Inc.*                              1,113,460
                                                                                              ------------
                                                                                              $  1,874,060
----------------------------------------------------------------------------------------------------------
                                             Health Care Services -- 0.3%
     16,783                                  DaVita, Inc.*                                    $    834,115
----------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.2%
      4,672                                  Alcon, Inc.                                      $    596,147
                                                                                              ------------
                                             Total Health Care Equipment & Services           $  7,193,052
----------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 8.0%
                                             Biotechnology -- 0.7%
     15,692                                  Amgen, Inc.*                                     $    977,769
     25,272                                  Vertex Pharmaceuticals, Inc.*                         910,045
                                                                                              ------------
                                                                                              $  1,887,814
----------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 7.3%
    109,362                                  Abbott Laboratories, Inc.                        $  4,920,196
    265,085                                  Bristol-Myers Squibb Co.                            5,762,948
     75,125                                  Pfizer, Inc.                                        1,196,741
    139,907                                  Teva Pharmaceutical Industries, Ltd.                7,462,639
                                                                                              ------------
                                                                                              $ 19,342,524
                                                                                              ------------
                                             Total Pharmaceuticals & Biotechnology            $ 21,230,338
----------------------------------------------------------------------------------------------------------
                                             BANKS -- 0.4%
                                             Regional Banks -- 0.1%
     50,660                                  KeyCorp                                          $    292,815
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Thrifts & Mortgage Finance -- 0.3%
$    78,998                                  New York Community Bancorp, Inc.                 $    862,658
                                                                                              ------------
                                             Total Banks                                      $  1,155,473
----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.5%
                                             Asset Management & Custody Banks -- 1.5%
     15,422                                  Franklin Resources, Inc.                         $  1,367,623
     27,254                                  State Street Corp.                                  1,370,876
     41,660                                  The Bank of New York Mellon Corp.                   1,138,984
                                                                                              ------------
                                                                                              $  3,877,483
----------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.1%
     11,297                                  J.P. Morgan Chase & Co.                          $    436,629
----------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 3.3%
      6,429                                  Goldman Sachs Group, Inc.                        $  1,049,856
    173,973                                  Lazard, Ltd.                                        6,435,261
     40,442                                  Morgan Stanley, Inc.                                1,152,597
                                                                                              ------------
                                                                                              $  8,637,714
----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.6%
      2,280                                  CME Group, Inc.                                  $    635,732
     11,517                                  IntercontinentalExchange, Inc.*                     1,083,289
                                                                                              ------------
                                                                                              $  1,719,021
                                                                                              ------------
                                             Total Diversified Financials                     $ 14,670,847
----------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.2%
                                             Property & Casualty Insurance -- 0.2%
     19,609                                  Axis Capital Holdings, Ltd.                      $    558,072
                                                                                              ------------
                                             Total Insurance                                  $    558,072
----------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 2.3%
                                             Application Software -- 1.8%
     13,592                                  Adobe Systems, Inc.*                             $    440,653
     73,326                                  Citrix Systems, Inc.*                               2,610,406
    114,763                                  Nuance Communications, Inc.*                        1,514,872
                                                                                              ------------
                                                                                              $  4,565,931
----------------------------------------------------------------------------------------------------------
                                             Data Processing & Outsourced Services -- 0.3%
      4,000                                  MasterCard, Inc.                                 $    776,120
----------------------------------------------------------------------------------------------------------
                                             Internet Software & Services -- 0.2%
      1,782                                  Google, Inc.*                                    $    789,515
                                                                                              ------------
                                             Total Software & Services                        $  6,131,566
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     21

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 6.4%
                                             Communications Equipment -- 2.9%
$   230,690                                  Cisco Systems, Inc.*                             $  5,077,487
    200,735                                  Nokia Corp. (A.D.R.)                                2,677,805
                                                                                              ------------
                                                                                              $  7,755,292
----------------------------------------------------------------------------------------------------------
                                             Computer Hardware -- 2.5%
    151,250                                  Hewlett-Packard Co.                              $  6,549,125
----------------------------------------------------------------------------------------------------------
                                             Electronic Components -- 0.1%
     24,439                                  Corning, Inc.*                                   $    415,463
----------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.3%
     34,213                                  Flir Systems, Inc.*                              $    735,237
----------------------------------------------------------------------------------------------------------
                                             Office Electronics -- 0.6%
    184,640                                  Xerox Corp.                                      $  1,512,202
                                                                                              ------------
                                             Total Technology Hardware & Equipment            $ 16,967,319
----------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 2.3%
                                             Semiconductor Equipment -- 0.2%
     47,241                                  Applied Materials, Inc.                          $    651,926
----------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 2.1%
     29,719                                  Analog Devices, Inc.                             $    813,409
    200,471                                  Intel Corp.                                         3,859,067
     30,592                                  Microchip Technology Corp. (c)                        823,843
                                                                                              ------------
                                                                                              $  5,496,319
                                                                                              ------------
                                             Total Semiconductors                             $  6,148,245
----------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 2.1%
                                             Integrated Telecommunications Services -- 2.1%
    249,835                                  Frontier Communications Corp.                    $  1,748,845
    429,724                                  Windstream Corp.                                    3,768,681
                                                                                              ------------
                                                                                              $  5,517,526
                                                                                              ------------
                                             Total Telecommunication Services                 $  5,517,526
----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.4%
                                             Multi-Utilities -- 0.4%
     19,095                                  Sempra Energy Co.                                $  1,001,151
                                                                                              ------------
                                             Total Utilities                                  $  1,001,151
----------------------------------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $157,389,176)                              $164,783,615
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                            ASSET BACKED SECURITIES -- 1.3%
                                            BANKS -- 0.2%
                                            Thrifts & Mortgage Finance -- 0.2%
$   325,000          0.39       AAA/Baa3    Carrington Mortgage Services LLC, Floating
                                            Rate Note, 10/25/36                               $    206,501
    239,358                     BBB/Baa3    Local Insight Media Finance LLC, 5.88%,
                                            10/23/37 (e)                                           143,615
     36,086          0.70        AA+/Aa2    Morgan Stanley Capital, Inc., Floating Rate
                                            Note, 3/25/35                                           35,350
                                                                                              ------------
                                                                                              $    385,466
                                                                                              ------------
                                            Total Banks                                       $    385,466
----------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.1%
                                            Diversified Financial Services -- 0.1%
     60,000          0.73        AA/Aa2     Asset Backed Securities Corp., Floating Rate
                                            Note, 4/25/35                                     $     50,390
    231,955          0.57        AAA/Aa1    Home Equity Asset Trust, Floating Rate Note,
                                            12/25/35                                               166,292
                                                                                              ------------
                                                                                              $    216,682
----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.0%
    200,000                      BB/Aaa     Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                           $    110,000
                                                                                              ------------
                                            Total Diversified Financials                      $    326,682
----------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 1.0%
  1,500,000                      AAA/Aaa    Federal National Mortgage Association, 5.5%,
                                            TBA 30 Yr                                         $  1,553,907
  1,000,000                      AAA/Aaa    Federal National Mortgage Association, 6.0%,
                                            TBA 30 Yr                                            1,048,125
                                                                                              ------------
                                            Total Government                                  $  2,602,032
----------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $3,578,644)                                 $  3,314,180
----------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%
                                            BANKS -- 0.5%
                                            Thrifts & Mortgage Finance -- 0.5%
    337,827                      NR/Aaa     ABN Amro Mortgage Corp., 4.75%, 5/25/18           $    332,181
    710,983                      NR/Aaa     Bank of America Alternative Loan Trust, 5.5%,
                                            9/25/33                                                651,105
    350,000                      BB/Ba2     T SRA R 2006-1 F, 7.5296%, 10/15/36
                                            (144A)                                                 255,500
                                                                                              ------------
                                                                                              $  1,238,786
                                                                                              ------------
                                            Total Banks                                       $  1,238,786
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     23

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             DIVERSIFIED FINANCIALS -- 0.2%
                                             Diversified Financial Services -- 0.2%
$   100,000          6.48        NR/Aaa      Chase Commercial Mortgage Securities Corp.,
                                             Floating Rate Note, 2/12/16                      $    103,452
    458,169          5.20        AAA/A1      SARM 2004-12 7A1, Floating Rate Note,
                                             2/25/34                                               397,524
                                                                                              ------------
                                                                                              $    500,976
                                                                                              ------------
                                             Total Diversified Financials                     $    500,976
----------------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 0.5%
    343,004                      AAA/Aaa     Fannie Mae Benchmark Remic, 5.45%,
                                             12/25/20                                         $    361,147
     42,971                       NR/NR      Federal Home Loan Bank, 5.0%, 1/15/16                  43,881
     45,867                      AAA/Aaa     Federal Home Loan Bank, 6.0%, 4/15/32                  47,485
    580,225                       NR/NR      Freddie Mac, 5.5%, 9/15/36                            581,248
    300,559                      AAA/Aaa     Freddie Mac, 6.1%, 9/15/18                            296,774
                                                                                              ------------
                                                                                              $  1,330,535
                                                                                              ------------
                                             Total Government                                 $  1,330,535
----------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $3,185,665)                                $  3,070,297
----------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 22.2%
                                             ENERGY -- 2.8%
                                             Integrated Oil & Gas -- 0.2%
     25,000                     BBB+/Baa2    Petro-Canada, Inc., 4.0%, 7/15/13                $     24,237
    500,000                       A/A1       Phillips Petroleum Co., 4.75%, 10/15/12               535,228
                                                                                              ------------
                                                                                              $    559,465
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Drilling -- 0.1%
    100,000                     BBB+/Baa2    Transocean Sedco, Inc., 1.5%, 12/15/37           $     94,000
     75,000                     BBB+/Baa2    Transocean Sedco, Inc., 1.625%, 12/15/37               72,563
                                                                                              ------------
                                                                                              $    166,563
----------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.3%
    200,000          4.43         NR/NR      Sevan Marine ASA, Floating Rate Note,
                                             5/14/13 (144A)                                   $    138,000
    355,000                     BBB+/Baa1    Weatherford International, Ltd., 9.625%,
                                             3/1/19                                                440,308
    200,000                     BBB+/Baa1    Weatherford International, Ltd., 6.625%,
                                             11/15/11                                              212,067
                                                                                              ------------
                                                                                              $    790,375
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

             Floating       S&P/Moody's
Principal    Rate (d)       Ratings
Amount       (unaudited)    (unaudited)                                                       Value
                                           Oil & Gas Exploration & Production -- 0.7%
$ 175,000                     BBB/Baa2     Canadian National Resources, Inc., 5.9%,
                                           2/1/18                                             $    186,646
1,000,000                     BBB+/Baa1    Devon Energy Corp., 5.625%, 1/15/14                   1,071,428
   65,000                     BBB+/Baa1    Pemex Project Funding Master SA, 9.125%,
                                           10/13/10                                                 70,038
  250,000                       A/Aa2      Ras Laffan LNG 3, Ltd., 4.5%, 9/30/12
                                           (144A)                                                  253,523
  400,000                     BB+/Baa2     TNK-BP Finance SA, 7.5%, 3/13/13 (144A)                 389,000
                                                                                              ------------
                                                                                              $  1,970,635
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.4%
  525,000                     BBB/Baa2     Spectra Energy Capital LLC, 6.2%, 4/15/18          $    553,961
  370,000                     BBB/Baa2     Valero Energy Corp., 9.375%, 3/15/19                    429,353
                                                                                              ------------
                                                                                              $    983,314
----------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.1%
   90,000                     BBB-/Baa2    Boardwalk Pipelines LLC, 5.5%, 2/1/17              $     85,354
  125,000                     BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18                     120,207
  385,000                     BBB/Baa2     DCP Midstream LLC, 9.75%, 3/15/19                       450,714
  550,000                     BBB/Baa2     Kinder Morgan Energy LP, 5.95%, 2/15/18 (c)             571,206
  320,000                     BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                347,690
  450,000                     BBB-/Baa3    Plains All America Pipeline LP, 6.125%,
                                           1/15/17                                                 465,552
  425,000                      BBB+/A3     Questar Pipeline Co., 5.83%, 2/1/18                     440,241
  400,000          7.00        BB/Ba1      Teppco Partners LP, Floating Rate Note,
                                           6/1/67                                                  308,498
  175,000                       A-/A3      Trans-Canada Pipelines LP, 7.125%, 1/15/09              207,782
                                                                                              ------------
                                                                                              $  2,997,244
                                                                                              ------------
                                           Total Energy                                       $  7,467,596
----------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.7%
                                           Aluminum -- 0.1%
  150,000                       B-/B3      Novelis, Inc., 7.25%, 2/15/15                      $    123,000
----------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.2%
  425,000                     BBB+/Baa2    Inco, Ltd., 7.2%, 9/15/32                          $    407,017
  140,000                     BBB+/Baa1    Rio Tinto Finance Plc, 8.95%, 5/1/14                    162,681
                                                                                              ------------
                                                                                              $    569,698
----------------------------------------------------------------------------------------------------------
                                           Fertilizers & Agricultural Chemicals -- 0.2%
  450,000                     BBB/Baa2     Agrium, Inc., 6.75%, 1/15/19                       $    473,348
   30,000                      A-/Baa1     Potash Corp., Saskatchewan, 4.875%,
                                           3/1/13                                                   31,313
                                                                                              ------------
                                                                                              $    504,661
----------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.1%
  310,000                     BBB-/Baa3    Cytec Industries, Inc., 8.95%, 7/1/17              $    328,446
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     25

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Steel -- 0.1%
$   230,000                     BBB/Baa3     ArcelorMittal, Inc., 6.125%, 6/1/18              $    222,145
     70,000                     BBB/Baa2     Commercial Metals Co., 7.35%, 8/15/18                  69,318
                                                                                              ------------
                                                                                              $    291,463
                                                                                              ------------
                                             Total Materials                                  $  1,817,268
----------------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 0.8%
                                             Aerospace & Defense -- 0.0%
     25,000                       A/A2       Boeing Co., 5.125%, 2/15/13                      $     26,746
----------------------------------------------------------------------------------------------------------
                                             Construction, Farm Machinery & Heavy Trucks -- 0.1%
     45,000                     BBB/Baa3     Cummins, Inc., 6.75%, 2/15/27                    $     35,264
----------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.4%
    750,000                      AA+/Aa2     GE Electric Co., 5.0%, 2/1/13                    $    788,700
    175,000                     BBB+/Baa1    Tyco International Finance SA, 8.5%,
                                             1/15/19 (c)                                           202,745
    175,000                     BBB+/Baa1    Tyco International Group SA, 6.375%,
                                             10/15/11                                              187,178
                                                                                              ------------
                                                                                              $  1,178,623
----------------------------------------------------------------------------------------------------------
                                             Industrial Machinery -- 0.2%
    500,000                     BBB+/Baa1    Ingersoll-Rand Global Holding Co., 9.5%,
                                             4/15/14                                          $    580,328
----------------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.1%
    300,000                     BBB-/Baa2    Glencore Funding LLC, 6.0%, 4/15/14 (144A)       $    274,500
                                                                                              ------------
                                             Total Capital Goods                              $  2,095,461
----------------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                             Office Services & Supplies -- 0.2%
    350,000                       A/A1       Pitney Bowes, Inc., 5.6%, 3/15/18                $    358,378
                                                                                              ------------
                                             Total Commercial Services & Supplies             $    358,378
----------------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.2%
      8,115                     BBB+/Baa2    Continental Airlines, Inc., 6.648%, 9/15/17      $      6,654
    500,000                     BBB+/Baa3    Southwest Airlines Co., 5.25%, 10/1/14                492,196
                                                                                              ------------
                                                                                              $    498,850
----------------------------------------------------------------------------------------------------------
                                             Railroads -- 0.1%
    225,000                     BBB/Baa1     Burlington Sante Fe Corp., 7.0%, 2/1/14          $    252,386
                                                                                              ------------
                                             Total Transportation                             $    751,236
----------------------------------------------------------------------------------------------------------
                                             AUTOMOBILES & COMPONENTS -- 0.4%
                                             Auto Parts & Equipment -- 0.1%
    460,000                     CCC+/Caa2    TRW Automotive, Inc., 7.25%, 3/15/17 (c)         $    391,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Automobile Manufacturers -- 0.3%
$   550,000                      BBB+/A3     Daimler Chrysler NA Holding Corp., 5.875%,
                                             3/15/11                                          $    567,124
                                                                                              ------------
                                             Total Automobiles & Components                   $    958,124
----------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.2%
                                             Household Appliances -- 0.2%
    500,000                     BBB-/Baa3    Whirlpool Corp., 5.5%, 3/1/13                    $    481,100
                                                                                              ------------
                                             Total Consumer Durables & Apparel                $    481,100
----------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.2%
                                             Education Services -- 0.1%
    300,000                      AAA/Aaa     Leland Stanford Junior University, 4.75%,
                                             5/1/19                                           $    306,318
----------------------------------------------------------------------------------------------------------
                                             Restaurants -- 0.1%
    300,000                       A/A3       McDonalds Corp., 5.75%, 3/1/12                   $    326,036
                                                                                              ------------
                                             Total Consumer Services                          $    632,354
----------------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.9%
                                             Broadcasting -- 0.7%
    500,000                     BBB+/Baa1    Comcast Cable Corp., 6.75%, 1/30/11              $    532,482
    400,000                     BBB-/Baa3    Cox Communications, Inc., 7.125%, 10/1/12             444,430
    512,000                     BBB+/Baa1    News America, Inc., 7.3%, 4/30/28                     504,094
    500,000                      BB-/B3      Intelsat Subsidiary Holding Co., 8.5%,
                                             1/15/13                                               505,000
                                                                                              ------------
                                                                                              $  1,986,006
----------------------------------------------------------------------------------------------------------
                                             Cable & Satellite -- 0.2%
    125,000                     BBB/Baa1     British Sky Broadcasting Plc, 6.1%, 2/15/18
                                             (144A)                                           $    127,484
     80,000                     BBB+/Baa1    Comcast Corp., 5.3%, 1/15/14                           85,745
    100,000                     BBB/Baa2     Time Warner Cable, Inc., 8.25%, 4/1/19                121,459
     50,000                     BBB/Baa2     Time Warner Cable, Inc., 8.75, 2/14/19                 62,044
                                                                                              ------------
                                                                                              $    396,732
                                                                                              ------------
                                             Total Media                                      $  2,382,738
----------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.1%
                                             General Merchandise Stores -- 0.1%
    350,000                       A+/A2      Target Corp., 5.875%, 3/1/12                     $    381,229
                                                                                              ------------
                                             Total Retailing                                  $    381,229
----------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.8%
                                             Agricultural Products -- 0.2%
    500,000                       A/A2       Cargill, Inc., 5.2%, 1/22/13 (144A)              $    522,361
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     27

               Floating       S&P/Moody's
Principal     Rate (d)        Ratings
Amount        (unaudited)     (unaudited)                                                     Value
                                             Brewers -- 0.4%
$ 1,000,000                     BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc., 4.7%,
                                             4/15/12                                          $  1,033,271
     55,000                     BBB+/Baa2    Anheuser-Busch InBev Worldwide, Inc., 7.75%,
                                             1/15/19 (144A)                                         64,240
     35,000                     BBB+/Baa1    Miller Brewing Co., 5.5%, 8/15/13 (144A)               36,328
                                                                                              ------------
                                                                                              $  1,133,839
----------------------------------------------------------------------------------------------------------
                                             Soft Drinks -- 0.2%
     35,000                       A/A2       Bottling Group LLC, 5.0%, 11/15/13               $     37,556
    350,000                      A+/Aa2      Pepsico, Inc., 4.65%, 2/15/13                         369,628
                                                                                              ------------
                                                                                              $    407,184
                                                                                              ------------
                                             Total Food, Beverage & Tobacco                   $  2,063,384
----------------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                             Personal Products -- 0.1%
    100,000                       A/A2       Avon Products, Inc., 6.5%, 3/1/19                $    110,097
                                                                                              ------------
                                             Total Household & Personal Products              $    110,097
----------------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                             Health Care Services -- 0.3%
    710,000                     BBB/Baa3     Express Scripts, Inc., 6.25%, 6/15/14            $    774,646
----------------------------------------------------------------------------------------------------------
                                             Managed Health Care -- 0.1%
    395,000                      A-/Baa1     United Health Group, Inc., 4.875%, 2/15/13       $    402,967
                                                                                              ------------
                                             Total Health Care Equipment & Services           $  1,177,613
----------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                             Biotechnology -- 0.3%
    675,000                     BBB+/Baa3    Biogen Idec, Inc., 6.0%, 3/1/13                  $    697,344
----------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.6%
    500,000                       AA/A1      Abbott Laboratories, Ltd., 5.6%, 5/15/11         $    534,202
  1,000,000                      AAA/Aaa     Johnson & Johnson Co., 5.15%, 8/15/12               1,099,133
                                                                                              ------------
                                                                                              $  1,633,335
                                                                                              ------------
                                             Total Pharmaceuticals & Biotechnology            $  2,330,679
----------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.6%
                                             Diversified Banks -- 1.1%
    270,000                      NR/Aa3      Barclays Bank Plc, 5.2%, 7/10/14                 $    280,013
    705,000                      A+/Baa1     Barclays Plc, 6.05%, 12/4/17                          658,237
    450,000                      AA-/Aa2     BNP Paribas SA, 1.34438%, 4/27/17                     411,376
    275,000                      AAA/Aaa     International Finance Corp., 3.0%, 4/22/14            271,213
    250,000                       B/Ba3      Kazkommerts International BV, 8.0%,
                                             11/3/15                                               160,000
  1,000,000                       A+/A2      Wells Fargo & Co., 5.125%, 9/1/12                   1,044,457
                                                                                              ------------
                                                                                              $  2,825,296
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Regional Banks -- 1.5%
$   250,000                      BBB+/A2     American Express Bank FSB, 5.5%, 4/16/13         $    253,575
    500,000                       A/Aa3      Branch Banking & Trust Co., 4.875%,
                                             1/15/13 (c)                                           505,594
    600,000                      BBB+/A3     KeyBank NA, 5.8%, 7/1/14                              553,963
    250,000                     BBB+/Baa1    Keycorp, 6.5%, 5/14/13                                248,256
    200,000                      A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18                  190,016
  1,000,000    8.25             BBB/Baa2     PNC Funding Corp., Floating Rate Note,
                                             5/29/49                                               903,669
    450,000                      A-/Baa1     Sovereign Bancorp, 8.75%, 5/30/18                     487,216
    500,000                      BBB+/A2     US Bancorp, 6.189%, 4/15/49                           357,500
    700,000    7.70              A-/Ba3      Wells Fargo & Co., Floating Rate Note,
                                             12/29/49 (c)                                          609,000
                                                                                              ------------
                                                                                              $  4,108,789
                                                                                              ------------
                                             Total Banks                                      $  6,934,085
----------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 5.0%
                                             Asset Management & Custody Banks -- 0.3%
    500,000                      AA-/Aa2     Bank of New York Mellon Corp., 5.125%,
                                             8/27/13                                          $    535,286
    135,000                       A-/A3      Eaton Vance Corp., 6.5%, 10/2/17                      133,277
    220,000                       A+/A1      State Street Corp., 4.3%, 5/30/14                     223,239
                                                                                              ------------
                                                                                              $    891,802
----------------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.8%
    375,000                     BB+/Baa2     American General Finance, Inc., 6.9%,
                                             12/15/17                                         $    216,750
    260,000                       A+/A1      American Honda Finance Corp., 6.7%,
                                             10/1/13 (144A)                                        272,387
    500,000                      BBB/A3      Capital One Bank USA NA, 8.8%, 7/15/19                542,351
     90,000                     BBB/Baa1     Capital One Financial Corp., 7.375%, 5/23/14           97,569
    500,000                       A/A2       Caterpillar Financial, Inc., 5.05%, 12/1/10           519,402
    210,000                       A/A3       HSBC Finance Corp., 6.75%, 5/15/11                    218,216
    265,000    4.00             BBB-/Ba1     SLM Corp., Floating Rate Note, 7/25/14                198,077
                                                                                              ------------
                                                                                              $  2,064,752
----------------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 2.1%
    500,000                       A-/A3      Bank of America Corp., 4.75%, 8/15/13            $    485,718
    500,000                       A/A2       Bank of America Corp., 6.25%, 4/15/12                 525,314
    760,000                     BBB+/Baa1    GATX Corp., 5.5%, 2/15/12                             755,198
    145,000                      AA+/Aa2     General Electric Capital Corp., 6.125%,
                                             2/22/11                                               152,574
    420,000                      AA+/Aa2     General Electric Capital Corp., 6.75%, 3/15/32        402,164
    250,000                      AA+/Aa2     General Electric Capital Corp., 5.625%,
                                             9/15/17                                               252,145

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     29

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                      Value
                                             Diversified Financial Services -- (continued)
$ 500,000                       A+/A1        IBM International Group., 5.05%, 10/22/12        $    535,551
1,525,000                      BBB+/A2       JPMorgan Chase & Co., 7.9%, 4/29/49                 1,449,528
  145,249                      A-/Baa1       PF Export Receivable Master Trust, 6.436%,
                                             6/1/15 (144A)                                         146,702
  956,393                     BBB/Baa2       Power Receivables Finance LLC, 6.29%,
                                             1/1/12 (144A)                                         944,208
                                                                                              ------------
                                                                                              $  5,649,102
----------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 1.3%
  500,000                       A/A2         Charles Schwab Corp., 4.95%, 6/1/14              $    517,329
1,785,000          5.79        BBB/A3        Goldman Sachs Capital, Inc., Floating Rate
                                             Note, 12/29/49                                      1,249,500
  500,000                       A/A1         Goldman Sachs Group, Inc., 5.45%, 11/1/12             534,583
  200,000                       A/A2         Merrill Lynch & Co., 5.45%, 2/5/13                    201,931
1,000,000                       A/A2         Morgan Stanley, Inc., 5.05%, 1/21/11                1,026,628
                                                                                              ------------
                                                                                              $  3,529,971
----------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.5%
  242,485                      NR/Baa3       Coso Geothermal Power LLC, 7.0%, 7/15/26
                                             (144A)                                           $    206,719
1,000,000                     BBB+/Baa2      International Lease Finance Corp., 5.45%,
                                             3/24/11                                               786,394
  200,000                     BBB+/Baa2      International Lease Finance Corp., 6.375%,
                                             3/25/13                                               139,152
                                                                                              ------------
                                                                                              $  1,132,265
                                                                                              ------------
                                             Total Diversified Financials                     $ 13,267,892
----------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.2%
                                             Life & Health Insurance -- 0.6%
  150,000                       A-/A2        Aflac, Inc., 8.5%, 5/15/19                       $    168,543
  160,000                      A-/Baa2       Lincoln National Corp., 8.75%, 7/1/19                 176,140
  500,000                       A-/A2        MetLife, Inc., 5.375%, 12/15/12                       514,993
  365,000                     BBB/Baa1       MetLife, Inc., 10.75%, 8/1/39                         390,550
  275,000                      A/Baa2        Prudential Financial, Inc., 5.15%, 1/15/13            271,864
                                                                                              ------------
                                                                                              $  1,522,090
----------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.3%
  480,000          7.00        BB/Baa3       Liberty Mutual Group, Inc., 7.0%, 3/15/37
                                             (144A)                                           $    309,941
  500,000                     BBB-/Baa2      Liberty Mutual Group, Inc., 7.3%, 6/15/14
                                             (144A)                                                447,861
  200,000                       A/A3         Loew Corp., 5.25%, 3/15/16                            199,940
                                                                                              ------------
                                                                                              $    957,742
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


30     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Property & Casualty Insurance -- 0.1%
$   100,000                     BBB-/Baa3    Hanover Insurance Group, 7.625%, 10/15/25        $     84,000
    280,000                       B-/NR      Kingsway America, Inc., 7.5%, 2/1/14                  135,800
    100,000                      BB-/Ba1     The Hanover Insurance Group, Inc., 8.207%,
                                             2/3/27                                                 75,500
                                                                                              ------------
                                                                                              $    295,300
----------------------------------------------------------------------------------------------------------
                                             Reinsurance -- 0.2%
    125,000                      AAA/Aa2     Berkshire Hathway, Inc., 5.0%, 8/15/13           $    132,050
     55,000         14.00        BB/Caa3     MBIA Insurance Corp., Floating Rate Note,
                                             1/15/33 (144A)                                         19,456
    350,000                     BBB+/BBB+    Platinum Underwriters HD, 7.5%, 6/1/17                321,983
                                                                                              ------------
                                                                                              $    473,489
                                                                                              ------------
                                             Total Insurance                                  $  3,248,621
----------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.0%
                                             Diversified Real Estate Activities -- 0.2%
    300,000                      A-/Baa2     Brascan Corp., 5.75%, 3/1/10                     $    299,675
    235,000                       A-/A2      WEA Finance LLC, 7.125%, 4/15/18                      227,940
     65,000                       A-/A2      WEA Finance LLC, 7.5%, 6/2/14 (144A)                   66,278
                                                                                              ------------
                                                                                              $    593,893
----------------------------------------------------------------------------------------------------------
                                             Office Real Estate Investment Trust -- 0.2%
    500,000                     BBB/Baa2     Mack-Cali Realty LP, 5.125%, 2/15/14             $    454,775
----------------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trust -- 0.4%
    500,000                       A-/A3      Simon Property Group LP, 5.0%, 3/1/12            $    506,104
    435,000                     BBB/Baa3     Tanger Factory Outlet Centers, Inc., 6.15%,
                                             11/15/15                                              354,313
    250,000                      AA+/Aa2     Trustreet Properties, Inc., 7.5%, 4/1/15              256,881
                                                                                              ------------
                                                                                              $  1,117,298
----------------------------------------------------------------------------------------------------------
                                             Specialized Real Estate Investment Trust -- 0.2%
    700,000                     BBB-/Baa2    Health Care REIT, Inc., 6.2%, 6/1/16             $    615,362
                                                                                              ------------
                                             Total Real Estate                                $  2,781,328
----------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Data Processing & Outsourced Services -- 0.1%
    400,000                      B-/Caa1     First Data Corp., 9.875%, 9/24/15 (144A) (c)     $    337,500
----------------------------------------------------------------------------------------------------------
                                             Systems Software -- 0.2%
    500,000                       A/A2       Oracle Corp., 5.0%, 1/15/11                      $    523,163
                                                                                              ------------
                                             Total Software & Services                        $    860,663
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     31

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                             Office Electronics -- 0.2%
$   500,000                     BBB/Baa2     Xerox Corp., 6.875%, 8/15/11                     $    519,527
     40,000                     BBB/Baa2     Xerox Corp., 8.25%, 5/15/14                            43,583
                                                                                              ------------
                                                                                              $    563,110
                                                                                              ------------
                                             Total Technology Hardware & Equipment            $    563,110
----------------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.1%
                                             Semiconductor Equipment -- 0.1%
    185,000                     BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18             $    179,095
                                                                                              ------------
                                             Total Semiconductors                             $    179,095
----------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 1.3%
                                             Integrated Telecommunications Services -- 1.3%
  1,000,000                       A/A2       AT&T, Inc., 4.95%, 1/15/13                       $  1,056,327
    500,000                       A/A2       AT&T, Inc., 5.1%, 9/15/14                             535,699
    500,000                       A/A2       AT&T, Inc., 5.875%, 2/1/12                            537,989
    335,000                     BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                          350,229
    350,000                       A-/A3      France Telecom SA, 4.375%, 7/8/14                     365,202
    300,000                     BBB/Baa2     Telecom Italia Capital S.p.A., 5.25%,
                                             11/15/13                                              309,718
    150,000                       A/A3       Verizon Communications, Inc., 8.75%,
                                             11/1/18                                               191,824
                                                                                              ------------
                                                                                              $  3,346,988
                                                                                              ------------
                                             Total Telecommunication Services                 $  3,346,988
----------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.7%
                                             Electric Utilities -- 1.5%
    175,000                     BBB+/Baa2    CenterPoint Energy Houston Electric LLC,
                                             7.0%, 3/1/14                                     $    191,877
    225,000                      A-/Baa2     Commonwealth Edison Corp., 6.15%,
                                             9/15/17                                               246,763
  1,000,000                       A-/A3      Consolidated Edison Corp., 3.85%, 6/15/13           1,010,378
    500,000                       A-/A3      Detroit Edison Co., 6.125%, 10/1/10                   518,874
    375,000                     BBB+/Baa2    Entergy Gulf States, Inc., 5.7%, 6/1/15               368,085
    197,967                     BBB-/Baa3    FPL Energy America Wind LLC, 6.639%,
                                             6/20/23 (144A)                                        182,823
    105,800                      BB-/Ba2     FPL Energy Wind Funding LLC, 6.876%,
                                             6/27/17 (144A)                                         97,865
    200,000                     BBB/Baa2     Israel Electric Corp., Ltd., 7.25%, 1/15/19
                                                (144A)                                             206,312
    125,000                     BBB/Baa3     Nevada Power Co., 6.5%, 8/1/18                        134,680
    615,000                     BBB+/Baa2    NY State Gas and Electric Corp., 6.15%,
                                             12/15/17 (144A)                                       599,254
    141,130                       NR/WR      Orcal Geothermal, Inc., 6.21%, 12/30/20
                                                (144A)                                             107,070

The accompanying notes are an integral part of these financial statements.


32     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Electric Utilities -- (continued)
$ 100,000                     BB+/Baa3       Public Service Company of New Mexico,
                                             7.95%, 5/15/18                                   $     98,737
  250,000                     BBB+/Baa2      West Penn Power Co., 5.95%,
                                             12/15/17 (144A)                                       241,188
                                                                                              ------------
                                                                                              $  4,003,906
----------------------------------------------------------------------------------------------------------
                                             Independent Power Producer & Energy Traders -- 0.1%
  250,000                     BBB-/Baa3      Allegheny Energy Supply, Inc., 7.8%, 3/15/11     $    261,361
----------------------------------------------------------------------------------------------------------
                                             Multi-Utilities -- 0.1%
  300,000                      BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)         $    255,000
                                                                                              ------------
                                             Total Utilities                                  $  4,520,267
----------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $57,151,640)                               $ 58,709,306
----------------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 10.8%
                                             GOVERNMENT -- 10.8%
  296,201                      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.0%,
                                             11/1/34                                          $    304,338
  699,561                      AAA/Aaa       Federal Home Loan Mortgage Corp., 5.5%,
                                             10/1/16 - 11/1/34                                     735,162
  233,143                      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.0%,
                                             1/1/33 - 4/1/33                                       246,296
  301,654                      AAA/Aaa       Federal Home Loan Mortgage Corp., 6.5%,
                                             5/1/32 - 11/1/33                                      325,004
  167,692                      AAA/Aaa       Federal Home Loan Mortgage Corp., 7.0%,
                                             10/1/46                                               180,159
  633,195      5.02            AAA/Aaa       Federal Home Loan Mortgage Corp., Floating
                                             Rate Note, 11/1/35                                    664,692
3,290,714                      AAA/Aaa       Federal National Mortgage Association, 4.5%,
                                             11/1/20 - 4/1/38                                    3,398,789
1,000,000                      AAA/Aaa       Federal National Mortgage Association,
                                             4.75%, 1/19/16                                      1,074,505
3,539,993                      AAA/Aaa       Federal National Mortgage Association, 5.0%,
                                             12/1/17 - 7/1/39                                    3,640,603
2,447,102                      AAA/Aaa       Federal National Mortgage Association, 5.5%,
                                             8/1/14 - 12/1/35                                    2,554,798
2,315,832                      AAA/Aaa       Federal National Mortgage Association, 6.0%,
                                             1/1/29 - 12/1/37                                    2,434,205
  456,677                      AAA/Aaa       Federal National Mortgage Association, 6.5%,
                                             4/1/29 - 10/1/32                                      494,581
  566,359                      AAA/Aaa       Federal National Mortgage Association, 7.0%,
                                             3/1/12 - 1/1/36                                       620,500
   33,325                      AAA/Aaa       Federal National Mortgage Association, 8.0%,
                                             4/1/20 - 5/1/31                                        37,679
  210,143                      AAA/Aaa       Government National Mortgage Association,
                                             4.5%, 1/15/35 - 4/15/35                               212,434

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     33

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Government -- (continued)
$ 3,921,335                      AAA/Aaa     Government National Mortgage Association,
                                             5.0%, 2/15/18 - 8/15/19                          $  4,137,973
  1,085,006                      AAA/Aaa     Government National Mortgage Association,
                                             5.5%, 5/15/38 - 9/15/33                             1,131,396
  1,573,198                      AAA/Aaa     Government National Mortgage Association,
                                             6.0%, 8/15/16 - 9/15/38                             1,655,865
    823,061                      AAA/Aaa     Government National Mortgage Association,
                                             6.5%, 10/15/28 - 5/15/33                              888,324
      8,253                      AAA/Aaa     Government National Mortgage Association,
                                             7.0%, 4/15/28 - 8/15/28                                 9,062
     14,114                      AAA/Aaa     Government National Mortgage Association,
                                             7.5%, 9/20/29 - 1/15/30                                15,750
      3,890                      AAA/Aaa     Government National Mortgage Association,
                                             8.0%, 2/15/30                                           4,412
    219,928                      AAA/Aaa     Government National Mortgage Association II,
                                             5.5%, 2/20/34                                         229,222
    392,191                      AAA/Aaa     Government National Mortgage Association II,
                                             6.49%, 8/20/36                                        417,556
    100,000                      AA+/Aaa     Private Export Funding Corp., 4.55%, 5/15/15          106,831
  1,000,000                      AA+/Aaa     Private Export Funding Corp., 5.0%, 12/15/16        1,093,555
    500,000                      AAA/Aaa     Tennessee Valley Authority, 6.25%, 12/15/17           578,061
    320,000                      AAA/Aaa     U.S. Treasury Bonds, 5.25%, 11/15/28                  359,700
  1,000,000                      AAA/Aaa     U.S. Treasury Notes, 3.125%, 5/15/19                  969,060
    110,000                      AAA/Aaa     U.S. Treasury Notes, 5.375%, 2/15/31                  126,276
                                                                                              ------------
                                                                                              $ 28,646,788
----------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS
                                             (Cost $27,742,347)                               $ 28,646,788
----------------------------------------------------------------------------------------------------------
                                             FOREIGN GOVERNMENT BONDS -- 0.1%
    180,000                       A/A2       Korea Development Bank, 5.3%, 1/17/13            $    177,994
----------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $179,837)                                  $    177,994
----------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 7.3%
                                             SECURITIES LENDING COLLATERAL -- 7.3% (d)
                                             Certificates of Deposit:
    455,516                                  Abbey National Plc, 1.27%, 8/13/09               $    455,516
    683,274                                  Royal Bank of Canada NY, 1.19%, 8/7/09                683,274
    910,415                                  Cafco, 0.40%, 10/1/09                                 910,415
    637,446                                  Ciesco, 0.40%, 9/9/09                                 637,446
    910,516                                  Kithaw, 0.40%, 9/21/09                                910,516
    682,904                                  Char FD, 0.30%, 10/5/09                               682,904
    227,606                                  Char FD, 0.28%, 10/26/09                              227,606
    573,478                                  Old LLC, 0.30%, 10/16/09                              573,478

The accompanying notes are an integral part of these financial statements.


34     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

               Floating       S&P/Moody's
Principal      Rate (d)       Ratings
Amount         (unaudited)    (unaudited)                                                     Value
                                             Certificates of Deposit -- (continued)
 $    364,525                                Old LLC, 0.32%, 10/15/09                              364,525
      165,731                                TB LLC, 0.25%, 8/12/09                           $    165,731
      910,966                                Merrill Lynch, 0.38%, 8/14/09                         910,966
      911,032                                Societe Generale, 1.06%, 9/4/09                       911,032
      911,032                                U.S. Bank NA, 0.76%, 8/24/09                          911,032
                                                                                              ------------
                                                                                              $  8,344,441
----------------------------------------------------------------------------------------------------------
                                             Commercial Paper:
      911,032                                Monumental Global Funding, Ltd., 1.28%,
                                             8/17/09                                          $    911,032
      455,516                                CME Group, Inc., 1.21%, 8/6/09                        455,516
      683,428                                GE, 0.59%, 9/18/09                                    683,428
      183,953                                GE, 0.32%, 10/26/09                                   183,953
      911,032                                HSBC Bank, Inc., 1.31%, 8/14/09                       911,032
      227,758                                IBM, 0.90%, 9/25/09                                   227,758
      819,929                                New York Life Global, 0.75%, 9/4/09                   819,929
                                                                                              ------------
                                                                                              $  4,192,648
----------------------------------------------------------------------------------------------------------
                                             Tri-party Repurchase Agreements:
    3,188,613                                Deutsche Bank, 0.19%, 8/3/09                     $  3,188,613
    2,664,050                                Barclays Capital Markets, 0.19%, 8/3/09             2,664,050
                                                                                              ------------
                                                                                              $  5,852,663
----------------------------------------------------------------------------------------------------------
    Shares
                                             Money Market Mutual Fund:
      455,517                                Fidelity Prime Money Market Fund                 $    455,517
      455,516                                Dreyfus Preferred Money Market Fund                   455,516
                                                                                              ------------
                                                                                              $    911,033
----------------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH INVESTMENTS
                                             (Cost $19,300,785)                               $ 19,300,785
----------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN SECURITIES -- 106.1%
                                             (Cost $270,867,745) (a)                          $281,144,448
----------------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- (6.1)%                            $(16,106,062)
----------------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                       $265,038,386
==========================================================================================================

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At
       July 31, 2009, the value of these securities amounted to $6,849,190 or 2.6% of total net assets.

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     35

(a) At July 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $271,229,813 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $21,033,527
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (11,118,892)
                                                                                   -----------
       Net unrealized gain                                                         $ 9,914,635
                                                                                   ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end

(c)   At July 31, 2009, the following securities were out on loan:

Principal
Amount                  Security                                            Value
    $     495,000       Branch Banking & Trust Co., 4.875%, 1/15/13         $   500,538
          366,000       First Data Corp., 9.875%, 9/24/15 (144A)                308,813
           44,000       Kinder Morgan Energy LP, 5.95%, 2/15/18                  45,696
          127,000       TRW Automotive, Inc., 7.25%, 3/15/17                    107,950
          122,000       Tyco International Finance SA, 8.5%, 1/15/19            141,342
          523,000       Wells Fargo & Co., Floating Rate Note, 12/29/49         455,010
          Shares
              800       Bank of America Corp., 7.25%, 12/31/49                  672,000
          115,500       Delta Air Lines, Inc.*                                  800,415
           63,800       Diamond Offshore Drilling, Inc.                       5,733,706
           47,000       Emerson Electric Co.                                  1,709,860
           64,800       Johnson Controls, Inc.                                1,677,024
           30,200       Microchip Technology Corp.                              813,286
          192,400       Regal Entertainment Group                             2,393,456
           20,900       Rio Tinto Plc (A.D.R.)                                3,502,422
---------------------------------------------------------------------------------------
                        Total                                               $18,861,518
=======================================================================================

(d)   Securities lending collateral is managed by Credit Suisse, New York
      Branch.

(e)   Security is fair valued. (See Note A)

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2009 aggregated $134,388,850 and $144,696,108, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


36     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

The following is a summary of the inputs used as of July 31, 2009, in valuing the Fund's assets:

                                    Level 1          Level 2           Level 3      Total
 Asset backed securities            $         --     $  3,170,565      $143,615     $  3,314,180
 Collateralized mortgage backed               --        3,070,297            --        3,070,297
 Corporate bonds & notes                      --       58,709,306            --       58,709,306
 Convertible bonds & notes                    --          277,900            --          277,900
 Sovereign debt obligations                   --       28,824,782            --       28,824,782
 Common stocks                       164,783,615               --            --      164,783,615
 Convertible preferred stock           2,863,583               --            --        2,863,583
 Temporary cash investments              911,033       18,389,752            --       19,300,785
------------------------------------------------------------------------------------------------
 Total                              $168,558,231     $112,442,602      $143,615     $281,144,448
================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

                                                                                    Asset Backed
                                                                                     Securities
 Balance as of 1/31/09                                                               $      --
 Realized gain (loss)                                                                       --
 Change in unrealized appreciation (depreciation)1                                          35
 Net purchases (sales)                                                                      --
 Transfers in and out of Level 3                                                       143,580
------------------------------------------------------------------------------------------------
 Balance as of 7/30/09                                                               $ 143,615
================================================================================================

1 Unrealized appreciation/(depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     37

Statement of Assets and Liabilities | 7/31/09


ASSETS:
  Investment in securities (including securities loaned of
   $18,861,518) (cost $270,867,745)                           $281,144,448
  Cash                                                           3,334,098
  Receivables --
   Investment securities sold                                    4,840,973
   Fund shares sold                                                272,343
   Dividends, interest                                           1,338,938
   Due from Pioneer Investment Management, Inc.                     12,212
  Other                                                             44,200
---------------------------------------------------------------------------
     Total assets                                             $290,987,212
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $  6,443,997
   Fund shares repurchased                                          47,500
   Dividends                                                         9,424
   Upon return of securities loaned                             19,300,785
  Due to affiliates                                                 69,531
  Accrued expenses                                                  77,589
---------------------------------------------------------------------------
     Total liabilities                                        $ 25,948,826
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $277,834,772
  Undistributed net investment income                            1,248,372
  Accumulated net realized loss on investments                 (24,321,461)
  Net unrealized gain on investments                            10,276,703
---------------------------------------------------------------------------
     Total net assets                                         $265,038,386
===========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $112,506,475/14,194,461 shares)           $       7.93
  Class B (based on $15,132,043/1,921,391 shares)             $       7.88
  Class C (based on $10,764,225/1,361,063 shares)             $       7.91
  Class Y (based on $126,635,643/15,970,503 shares)           $       7.93
MAXIMUM OFFERING PRICE:
  Class A ($7.93 [divided by] 95.5%)                          $       8.30
===========================================================================

The accompanying notes are an integral part of these financial statements.


38     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Statement of Operations

For the Year Ended 7/31/09



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $36,948)                      $   3,689,479
  Interest                                                                      3,746,731
  Other income                                                                    360,110
  Income from securities loaned, net                                               87,306
-------------------------------------------------------------------------------------------------------------
     Total investment income                                                                    $   7,883,626
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $     994,769
  Transfer agent fees and expenses
   Class A                                                                        234,597
   Class B                                                                         63,697
   Class C                                                                         20,656
   Class Y                                                                            815
  Distribution fees
   Class A                                                                        232,675
   Class B                                                                        159,342
   Class C                                                                         80,019
  Shareholder communications expense                                              121,860
  Administrative reimbursements                                                    62,266
  Custodian fees                                                                   16,071
  Registration fees                                                                55,045
  Professional fees                                                                62,691
  Printing expense                                                                 60,841
  Fees and expenses of nonaffiliated trustees                                       7,498
  Miscellaneous                                                                    16,511
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $   2,189,353
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                   (291,885)
     Less fees paid indirectly                                                                         (2,425)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $   1,895,043
-------------------------------------------------------------------------------------------------------------
       Net investment income                                                                    $   5,988,583
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS):
  Net realized loss on:
   Investments                                                              $ (12,867,999)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                               (364)      $ (12,868,363)
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $   9,776,980
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                               (812)      $   9,776,168
-------------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                     $  (3,092,195)
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $   2,896,388
=============================================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     39

Statements of Changes in Net Assets

For the Years Ended 7/31/09 and 7/31/08, respectively



                                                                   Year Ended         Year Ended
                                                                   7/31/09            7/31/08
FROM OPERATIONS:
Net investment income                                              $  5,988,583       $  6,371,082
Net realized loss on investments and foreign currency
  transactions                                                      (12,868,363)        (8,183,370)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                               9,776,168        (12,704,606)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $  2,896,388       $(14,516,894)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.26 and $0.33 per share, respectively)               $ (3,295,925)      $ (4,951,865)
   Class B ($0.21 and $0.23 per share, respectively)                   (456,295)          (626,479)
   Class C ($0.20 and $0.25 per share, respectively)                   (208,313)          (284,628)
   Class Y ($0.29 and $0.36 per share, respectively)                 (1,105,708)          (855,391)
Net realized gain:
   Class A ($0.00 and $1.14 per share, respectively)                         --        (16,732,345)
   Class B ($0.00 and $1.14 per share, respectively)                         --         (3,009,827)
   Class C ($0.00 and $1.14 per share, respectively)                         --         (1,247,288)
   Class Y ($0.00 and $1.14 per share, respectively)                         --         (2,912,359)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (5,066,241)      $(30,620,182)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 24,838,683       $ 23,591,402
Shares issued in reorganization                                     124,470,980                 --
Reinvestment of distributions                                         4,726,288         28,280,391
Cost of shares repurchased                                          (48,873,865)       (77,477,196)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                       $105,162,086       $(25,605,403)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $102,992,233       $(70,742,479)
NET ASSETS:
Beginning of year                                                   162,046,153        232,788,632
--------------------------------------------------------------------------------------------------
End of year                                                        $265,038,386       $162,046,153
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,248,372       $    201,870
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


40     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

                                       '09 Shares     '09 Amount            '08 Shares     '08 Amount
Class A
Shares sold                             1,671,901     $12,032,380            1,607,889     $ 15,737,531
Shares issued in reorganization         3,157,940      22,674,006                   --               --
Reinvestment of distributions             424,536       3,081,851            2,080,231       20,439,096
Less shares repurchased                (3,968,225)    (28,848,690)          (5,912,743)     (56,073,896)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)              1,286,152     $ 8,939,547           (2,224,623)    $(19,897,269)
=======================================================================================================
Class B
Shares sold                               273,954     $ 1,963,887              282,910     $  2,763,901
Reinvestment of distributions              56,989         411,092              328,262        3,206,657
Less shares repurchased                  (924,719)     (6,656,448)            (877,852)      (8,488,277)
-------------------------------------------------------------------------------------------------------
   Net decrease                          (593,776)    $(4,281,469)            (266,680)    $ (2,517,719)
=======================================================================================================
Class C
Shares sold                               374,611     $ 2,701,240              300,970     $  2,953,573
Shares issued in reorganization           254,685       1,823,544                   --               --
Reinvestment of distributions              26,092         187,217              139,725        1,371,466
Less shares repurchased                  (344,921)     (2,495,774)            (482,478)      (4,615,208)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                310,467     $ 2,216,227              (41,783)    $   (290,169)
=======================================================================================================
Class Y
Shares sold                             1,107,411     $ 8,141,176              223,205     $  2,136,397
Shares issued in reorganization        13,923,876      99,973,430                   --               --
Reinvestment of distributions             141,741       1,046,128              331,628        3,263,172
Less shares repurchased                (1,473,575)    (10,872,953)            (853,629)      (8,299,815)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             13,699,453     $98,287,781             (298,796)    $ (2,900,246)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     41

Financial Highlights

                                                                                   Year Ended    Year Ended
                                                                                   7/31/09       7/31/08
Class A
Net asset value, beginning of period                                               $   8.65      $  10.80
------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                             $   0.30      $   0.31
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        (0.76)        (0.99)
------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                              $  (0.46)     $  (0.68)
Distributions to shareowners:
 Net investment income                                                                (0.26)        (0.33)
 Net realized gain                                                                       --         (1.14)
------------------------------------------------------------------------------------------------------------
Total Distributions                                                                $  (0.26)     $  (1.47)
------------------------------------------------------------------------------------------------------------
Capital Contributions                                                              $     --      $     --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $  (0.72)     $  (2.15)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $   7.93      $   8.65
============================================================================================================
Total return*                                                                         (4.95)%       (7.52)%
Ratio of net expenses to average net assets+                                           1.16%         1.17%
Ratio of net investment income to average net assets+                                  4.05%         3.22%
Portfolio turnover rate                                                                  86%           50%
Net assets, end of period (in thousands)                                           $112,506      $111,667
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          1.42%         1.30%
 Net investment income                                                                 3.80%         3.09%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          1.16%         1.16%
 Net investment income                                                                 4.05%         3.23%
============================================================================================================

                                                                                  Year Ended    Year Ended     Year Ended
                                                                                  7/31/07       7/31/06 (b)    7/31/05
Class A
Net asset value, beginning of period                                              $  11.19      $  13.05       $  12.10
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                            $   0.37      $   0.31       $   0.22
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.73          0.51           1.01
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                             $   1.10      $   0.82       $   1.23
Distributions to shareowners:
 Net investment income                                                               (0.38)        (0.29)         (0.25)
 Net realized gain                                                                   (1.11)        (2.39)         (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                               $  (1.49)     $  (2.68)      $  (0.28)
-------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                             $     --      $     --       $   0.00(a)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $  (0.39)     $  (1.86)      $   0.95
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  10.80      $  11.19       $   13.05
=========================================================================================================================
Total return*                                                                        10.42%         7.52%         10.33%
Ratio of net expenses to average net assets+                                          1.16%         1.24%          1.34%
Ratio of net investment income to average net assets+                                 3.29%         2.65%          1.77%
Portfolio turnover rate                                                                 64%          115%            70%
Net assets, end of period (in thousands)                                          $163,391      $ 66,691       $107,147
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         1.25%         1.24%          1.39%
 Net investment income                                                                3.20%         2.65%          1.72%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         1.16%         1.24%          1.34%
 Net investment income                                                                3.29%         2.65%          1.77%
=========================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on
    September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


42    Pioneer Classic Balanced Fund | Annual Report | 7/31/09

                                                                                       Year Ended    Year Ended
                                                                                       7/31/09       7/31/08
Class B
Net asset value, beginning of period                                                   $  8.61       $ 10.74
---------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $  0.24       $  0.23
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           (0.76)        (0.99)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $ (0.52)      $ (0.76)
Distributions to shareowners:
 Net investment income                                                                   (0.21)        (0.23)
 Net realized gain                                                                          --         (1.14)
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                                    $ (0.21)      $ (1.37)
---------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                  $    --       $    --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (0.73)      $ (2.13)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  7.88       $  8.61
===============================================================================================================
Total return*                                                                            (5.82)%       (8.33)%
Ratio of net expenses to average net assets+                                              2.06%         2.07%
Ratio of net investment income to average net assets+                                     3.18%         2.31%
Portfolio turnover rate                                                                     86%           50%
Net assets, end of period (in thousands)                                               $15,132       $21,652
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.32%         2.13%
 Net investment income                                                                    2.92%         2.25%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.06%         2.06%
 Net investment income                                                                    3.18%         2.32%
===============================================================================================================



                                                                                       Year Ended    Year Ended    Year Ended
                                                                                       7/31/07       7/31/06 (b)   7/31/05
Class B
Net asset value, beginning of period                                                   $ 11.14       $ 13.00       $  12.07
-----------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                 $  0.28       $  0.20       $   0.13
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                            0.72          0.52           0.99
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                   $  1.00       $  0.72       $   1.12
Distributions to shareowners:
 Net investment income                                                                   (0.29)        (0.19)         (0.16)
 Net realized gain                                                                       (1.11)        (2.39)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                   $  (1.40)      $ (2.58)      $  (0.19)
-----------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                 $     --       $    --       $   0.00(a)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $  (0.40)      $ (1.86)      $   0.93
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $  10.74       $ 11.14       $  13.00
=============================================================================================================================
Total return*                                                                             9.47%         6.56%          9.40%
Ratio of net expenses to average net assets+                                              2.07%         2.17%          2.09%
Ratio of net investment income to average net assets+                                     2.36%         1.75%          1.04%
Portfolio turnover rate                                                                     64%          115%            70%
Net assets, end of period (in thousands)                                              $ 29,871       $20,076       $ 25,270
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             2.09%         2.17%          2.16%
 Net investment income                                                                    2.34%         1.75%          0.97%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             2.06%         2.17%          2.09%
 Net investment income                                                                    2.37%         1.75%          1.04%
=============================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on
    September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09    43

                                                                                             Year        Year
                                                                                             Ended       Ended
                                                                                             7/31/09     7/31/08
Class C
Net asset value, beginning of period                                                         $  8.63     $ 10.79
------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $  0.23     $  0.22
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      (0.75)      (0.99)
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $ (0.52)    $ (0.77)
Distributions to shareowners:
 Net investment income                                                                         (0.20)      (0.25)
 Net realized gain                                                                                --       (1.14)
------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                              $ (0.72)    $ (2.16)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  7.91     $  8.63
==================================================================================================================
Total return*                                                                                  (5.79)%     (8.40)%
Ratio of net expenses to average net assets+                                                    2.06%       2.07%
Ratio of net investment income to average net assets+                                           3.16%       2.31%
Portfolio turnover rate                                                                           86%         50%
Net assets, end of period (in thousands)                                                     $10,764     $ 9,071
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                                                   2.21%       2.10%
 Net investment income                                                                          3.01%       2.28%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                                                   2.06%       2.06%
 Net investment income                                                                          3.16%       2.32%
==================================================================================================================

                                                                                             Year         9/23/05 (a)
                                                                                             Ended        to
                                                                                             7/31/07      7/31/06
Class C
Net asset value, beginning of period                                                         $ 11.19      $   12.86
-----------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $  0.29      $    0.18
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.72           0.73
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  1.01      $    0.91
Distributions to shareowners:
 Net investment income                                                                         (0.30)         (0.19)
 Net realized gain                                                                             (1.11)         (2.39)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net asset value                                                              $ (0.40)     $   (1.67)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $ 10.79      $   11.19
=======================================================================================================================
Total return*                                                                                   9.54%          8.21%(b)
Ratio of net expenses to average net assets+                                                    2.06%          2.00%**
Ratio of net investment income to average net assets+                                           2.41%          1.55%**
Portfolio turnover rate                                                                           64%           115%
Net assets, end of period (in thousands)                                                     $11,784      $     426
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                                                   2.10%          2.00%**
 Net investment income                                                                          2.37%          1.55%**
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                                                   2.06%          2.00%**
 Net investment income                                                                          2.41%          1.55%**
=======================================================================================================================

(a) Class C shares were first publicly offered on September 23, 2005.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.
    Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
**  Annualized.

The accompanying notes are an integral part of these financial statements.


44    Pioneer Classic Balanced Fund | Annual Report | 7/31/09

                                                                                       Year Ended    Year Ended
                                                                                       7/31/09       7/31/08
Class Y
Net asset value, beginning of period                                                   $  8.65       $ 10.80
---------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                 $  0.30       $  0.36
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           (0.73)        (1.01)
---------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                  $ (0.43)      $ (0.65)
Distributions to shareowners:
 Net investment income                                                                   (0.29)        (0.36)
 Net realized gain                                                                          --         (1.14)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                    $ (0.29)      $ (1.50)
---------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                  $    --       $    --
---------------------------------------------------------------------------------------------------------------
Redemption fee                                                                         $    --       $    --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (0.72)      $ (2.15)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $  7.93       $  8.65
===============================================================================================================
Total return*                                                                            (4.62)%       (7.25)%
Ratio of net expenses to average net assets+                                              0.89%         0.80%
Ratio of net investment income to average net assets+                                     4.03%         3.57%
Portfolio turnover rate                                                                     86%           50%
Net assets, end of period (in thousands)                                               $126,636      $19,655
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             0.89%         0.80%
 Net investment income                                                                    4.03%         3.57%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             0.89%         0.80%
 Net investment income                                                                    4.03%         3.57%
===============================================================================================================



                                                                                       Year Ended    Year Ended      Year Ended
                                                                                       7/31/07       7/31/06 (b)     7/31/05
Class Y
Net asset value, beginning of period                                                   $ 11.20       $  13.05        $  12.11
--------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                 $  0.40       $   0.79        $   0.24
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           0.74            0.07            1.00
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                  $  1.14       $   0.86        $   1.24
Distributions to shareowners:
 Net investment income                                                                   (0.43)         (0.32)          (0.27)
 Net realized gain                                                                       (1.11)         (2.39)          (0.03)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    $ (1.54)      $  (2.71)       $  (0.30)
--------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                  $    --       $     --        $   0.00(a)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                         $    --       $   0.00(a)     $     --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                             $ (0.40)      $  (1.85)       $   0.94
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $ 10.80       $  11.20        $  13.05
================================================================================================================================
Total return*                                                                            10.82%          7.89%          10.40%
Ratio of net expenses to average net assets+                                              0.80%          0.92%           1.19%
Ratio of net investment income to average net assets+                                     3.61%          2.99%           1.95%
Portfolio turnover rate                                                                     64%           115%             70%
Net assets, end of period (in thousands)                                               $27,743       $ 30,072        $ 52,762
Ratios with no waiver of fees and assumption of expenses by Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                             0.80%          0.92%           1.29%
 Net investment income                                                                    3.61%          2.99%           1.85%
Ratios with waiver of fees and assumption of expenses by Adviser and reduction for fees paid indirectly:
 Net expenses                                                                             0.80%          0.92%           1.19%
 Net investment income                                                                    3.61%          2.99%           1.95%
================================================================================================================================

(a) Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's adviser on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/09    45

Notes to Financial Statements | 7/31/09

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any


46     Pioneer Classic Balanced Fund | Annual Report | 7/31/09
economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, equity securities and debt securities are valued at the last sale price on the principal exchange where they are traded or using readily available market quotations. Debt securities that do not trade daily are valued using prices supplied by independent pricing services, which consider such factors as treasury spreads, yields, maturity and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use fair value methods to value a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security as of the close of the NYSE. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Factors used in applying the fair value method may include comparable securities, yields, bond credit ratings and market conditions. At July 31, 2009, one security was fair valued using fair value methods, representing 0.1% of net assets. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     47

B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At July 31, 2009, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has elected to defer $11,058,811 of capital losses recognized between November 1, 2008 and July 31, 2009 to its fiscal year ending July 31, 2010.

   At July 31, 2009, the Fund had a net capital loss carryforward of $12,962,199, of which the following amounts will expire between 2015 and 2017 if not utilized: $611,534 in 2015 and $12,350,665 in 2015.

   At July 31, 2009, the Fund has reclassified $124,160 to increase undistributed net investment income and $124,160 to increase accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


48     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

   The tax character of distributions paid during the years ended July 31, 2009 and July 31, 2008 were as follows:

----------------------------------------------------------
                                      2009            2008
----------------------------------------------------------
   Distributions paid from:
   Ordinary income              $5,044,098     $ 7,435,190
   Long-term capital gain           22,143      23,184,992
----------------------------------------------------------
      Total                     $5,066,241     $30,620,182
==========================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2009:


----------------------------------------------------------
                                                      2009
----------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income              $  1,319,413
   Capital loss carryforward                   (12,962,199)
   Current year dividend payable                    (9,424)
   Current year post-October loss deferred     (11,058,811)
   Unrealized appreciation                       9,914,635
----------------------------------------------------------
      Total                                   $(12,796,386)
==========================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, interest accruals on preferred stocks, the tax basis adjustments on partnerships and the tax treatment of premium and amortization.

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $14,027 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2009.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     49

   Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's security lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2009.


50     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

PIM has agreed not to impose its management fees and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.16%, 2.06%, 2.06% and 1.08% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limits are in effect through December 1, 2011 for Class A shares, through December 1, 2010 for Class B and Class C shares and June 1, 2012 for Class Y shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,947 in management fees, administrative costs and certain other fees payable to PIM at July 31, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2009, such out of pocket expenses by class of shares were as follows:


----------------------------------------------------------
 Shareholder Communications:
----------------------------------------------------------
 Class A                                          $ 75.714
 Class B                                            13,387
 Class C                                             9,129
----------------------------------------------------------
 Class Y                                            23,630
----------------------------------------------------------
    Total:                                        $121,860
==========================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,109 in transfer agent fees and shareholder communications expense payable to PIMSS at July 31, 2009.

4. Distribution Plans

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Prior to


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     51

February 1, 2008, PFD was reimbursed under the Distribution Plan for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,475 in distribution fees payable to PFD at July 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2009, CDSCs in the amount of $39,927 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended January 31, 2009, the Fund's expenses were reduced by $2,425 under such arrangements.

6. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $165 million or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on collective borrowings is payable as follows: if the London Interbank Offered Rate (LIBOR) on the related borrowing date is greater than or equal to the Federal Funds Rate on such date, the loan bears interest at the LIBOR rate plus 1.25% on an annualized basis, or if the LIBOR rate on the related borrowing date is less then the Federal Funds Rate on such date, the loan bears interest at the Federal Funds Rate plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2009, the Fund had no borrowings under this agreement.


52     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

7. Merger Information

On May 15, 2009, beneficial owners of Regions Morgan Keegan Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 15, 2009 ("Closing Date"), by exchanging all of Region Morgan Keegan Balanced Fund's net assets in Class A, Class C and Class I for Pioneer Classic Balanced Fund's shares, based on Pioneer Classic Balanced Fund's Class A, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

                      Pioneer
                      Classic                RMK                    Pioneer
                      Balanced Fund          Balanced Fund          Classic Balanced Fund
                      (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
 Class A              $ 85,335,322           $ 22,674,006           $108,009,328
 Class B              $ 14,250,065           $         --           $ 14,250,065
 Class C              $  7,490,106           $  1,823,544           $  9,313,650
 Class Y/I            $ 11,910,774           $ 99,973,430           $111,884,204
-----------------------------------------------------------------------------------------
 Total Net Assets     $118,986,267           $124,470,980           $243,457,247
-----------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                11,883,750              1,730,964             15,041,690
 Class B                 1,998,787                     --              1,998,787
 Class C                 1,046,198                138,986              1,300,883
 Class Y/I               1,659,495              7,621,068             15,583,371
 Shares Issued in
  Reorganization
 Class A                                                               3,157,940
 Class C                                                                 254,685
 Class Y                                                              13,923,876

                                             Unrealized             Accumulated
                                             Appreciation On        Loss On
                                             Closing Date           Closing Date
 Regions Morgan Keegan
 Classic Balanced Fund                       $ 4,436,390            $ (917,891)
-----------------------------------------------------------------------------------------


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     53

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Effect of Derivative Instruments on the Statement of Operations for the year Ended July 31, 2009 was as follows:

Derivatives Not                                                                 Change in Unrealized
Accounted for as              Location of Gain or       Realized Gain or        Gain or (Loss) on
Hedging Instruments           (Loss) On Derivatives     (Loss) on Derivatives   Derivatives Recognized
Under Statement 133           Recognized in Income      Recognized in Income    in Income
 Foreign Exchange Contracts   Net realized loss on      $(364)
                              forward foreign currency
                              contracts and other
                              assets and liabilities
                              denominated in foreign
                              currencies
 Foreign Exchange Contracts   Change in unrealized                              $ (812)
                              gain (loss) on forward
                              foreign currency
                              contracts and other
                              assets and liabilities
                              denominated in foreign
                              currencies

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through September 22, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


54     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 22, 2009


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     55

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 42.70%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 40.18% and 0.0%, respectively.


56     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 67 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     57

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                With the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


58    Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Independent Trustees


---------------------------------------------------------------
                     Position Held   Length of Service
Name and Age         With the Fund   and Term of Office
---------------------------------------------------------------
David R. Bock (65)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------
Mary K. Bush (61)    Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
-------------------------------------------------------------------------------------------------------------------------


                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     59

----------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
----------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                        Trustee, Mellon Institutional
                                                                                                 Funds Investment Trust and
                                                                                                 Mellon Institutional Funds
                                                                                                 Master Portfolio (oversees
                                                                                                 17 portfolios in fund
                                                                                                 complex)
----------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 -- present); Private investor
                            (2004 -- 2008); and Senior Executive Vice President, The Bank
                            of New York (financial and securities services) (1986 -- 2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------------


60    Pioneer Classic Balanced Fund | Annual Report | 7/31/09

Fund Officers

--------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
--------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)        Fund Administration Manager -- Fund Accounting, Administration      None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager -- Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------

                  Pioneer Classic Balanced Fund | Annual Report | 7/31/09     61

-------------------------------------------------------------------
                         Position Held      Length of Service
Name and Age             With the Fund      and Term of Office
-------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance   Since 2007. Serves at
                         Officer            the discretion of the
                                            Board
-------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age             Principal Occupation During Past Five Years                      Held by this Officer
----------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------


62    Pioneer Classic Balanced Fund | Annual Report | 7/31/09
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68     Pioneer Classic Balanced Fund | Annual Report | 7/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $127,543 in 2009 and $119,600 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2009 or 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $33,160 and $33,160 in 2009 and 2008, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
The fees for other services provided to the Trust, primarily related to mergers, totaled approximately $11,538 and $16,738 during the fiscal years ended July 31, 2009 and 2008, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended July 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $44,698 in 2009 and $49,898 in 2008.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 28, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 28, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date September 28, 2009

* Print the name and title of each signing officer under his or her signature.